SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed  by  the  Registrant   |X|
                              -

Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement           |_| Confidential For Use of the
                                               Commission Only (as Permit-
                                               ted by Rule 14a-6(e)(2))

|_|  Definitive Proxy  Statement

|_|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to Rule 14a-11 (c) or Rule 14a-12

                       AMERICAN INDEPENDENT NETWORK, INC.
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X|  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
     Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
-----------------------------------------------------------------------------

(2)  Aggregate  number  of  securities  to  which  transaction  applies:
-----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------------------

(4)  Proposed  maximum  aggregate  value  of  transaction:
-----------------------------------------------------------------------------

(5)  Total  fee  paid:
-----------------------------------------------------------------------------

|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:
-----------------------------------------------------------------------------

(2)  For,  Schedule  or  Registration  Statement  No.:
-----------------------------------------------------------------------------

(3)  Filing  Party:
-----------------------------------------------------------------------------

(4)  Date  Filed:
-----------------------------------------------------------------------------

                       AMERICAN INDEPENDENT NETWORK, INC.
                         6125 AIRPORT FREEWAY, SUITE 200
                              HALTOM CITY, TX 76117

                  NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 1999

The Annual Meeting of Stockholders (the "Annual Meeting") of American Independent Network, Inc. (the "Company") will be held at 6125 Airport Freeway, Suite 200, Haltom City, TX 76117 on November 19, 1999, at 6:00 PM
(CST) for the following purposes:

(1)     To  elect  four  (4)  directors.

(2) To amend the Certificate of Incorporation of the Company to authorize a total of 200,000,000 shares of common stock, to authorize 20,000,000 shares of preferred stock and to reset the par value of preferred stock.

(3) To ratify the Board's decision to merge with Hispano Television Ventures, Inc. And to Ratify the Merger Agreement.

(4) To amend the Certificate of Incorporation to change the name of the Company to "Hispanic Television Network, Inc.", or such other similar name if this name is not available.

(5) To ratify the selection of Jack F. Burke, Jr. as the Company's independent auditor for the fiscal year ending December 31, 1999.

(6) To amend the Bylaws to authorize the Board of Directors to amend the Bylaws.

(7) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of Common Stock of record at the close of business on Record date of October 12, 1999, will be entitled to vote at the Annual Meeting or any adjournment thereof. You are cordially invited to attend the Annual Meeting.
Whether  or  not  you  plan  to
attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS  OF
AMERICAN  INDEPENDENT  NETWORK,  INC.

/s/  Walter Morgan                         /s/  Randy Moseley
Director, CEO and President                Director and Chief Financial Officer
Haltom  City,  TX                          Haltom  City,  TX

                       AMERICAN INDEPENDENT NETWORK, INC.
                         6125 AIRPORT FREEWAY, SUITE 200
                              HALTOM CITY, TX 76117

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 1999

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by and on behalf of the Board of Directors of American Independent Network, Inc. a Delaware corporation (the "Company" or "AIN") for their use at the Annual Meeting (the "Annual Meeting") of Stockholders of the Company to be held at 6125 Airport Freeway, Suite 200, Haltom City, TX 76117 on November 19, 1999, at 6:00 PM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about October 29, 1999. The cost of solicitation of proxies is being borne by the Company.

     The close of business on October 12, 1999 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 19,007,466 shares of the Company's common stock, par value $.01 per share (the "Common Stock") issued and outstanding.

     The presence, in person or by proxy, of at least a majority of the total outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting.

     Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the Common Stock votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors.

     The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Numbers 2 through 7. set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted:

(I)     FOR  THE  ELECTION  OF  THE  NOMINEES  NAMED  HEREIN.

(II) FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO AUTHORIZE A TOTAL OF 200,000,000 SHARES OF COMMON STOCK, TO AUTHORIZE 20,000,000 SHARES OF PREFERRED STOCK AND TO RESET THE PAR VALUE OF PREFERRED STOCK.

(III) FOR THE RATIFICATION OF THE BOARD'S DECISION TO MERGE WITH HISPANO TELEVISION VENTURES, INC.

(IV) FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO "HISPANIC TELEVISION NETWORK, INC.", OR SUCH OTHER SIMILAR NAME IF THIS NAME IS NOT AVAILABLE.

(V) FOR THE RATIFICATION OF THE BOARD'S SELECTION OF JACK F. BURKE, JR. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

(VI) FOR THE PROPOSAL TO AMEND THE BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE BYLAWS.

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

     DELAWARE APPRAISAL. Stockholders who do not vote in favor of Proposal 4 and who otherwise comply with the provisions of Section 262 of the General Corporation Law of the State of Delaware (the "DGCL") will, under certain circumstances if the merger is completed, have the right to dissent and to demand appraisal of the fair market value of their shares. A copy of Section
262  is  attached  to  this  Proxy  Statement  as  Attachment  "B".

     This Proxy Statement contains or incorporates by reference information about the Company as of the date hereof. See "Available Information About the Company" and "Information About the Company and Incorporation of Certain Documents by Reference."

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON PROPOSALS 1, 2, 3, 4, 5 AND 6. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED OCTOBER 29, 1999. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY
STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE CONSUMMATION AND COMPLETION OF THE MERGER SHALL CREATE ANY IMPLICATION TO THE CONTRARY.

Information  Regarding  and  Factors  Affecting  Forward-looking  Statements

     The Company is including the following cautionary statement in this Proxy Statement for any forward-looking statements made by, or on behalf of, the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. Certain statements in this Proxy Statement are forward-looking statements. Words such as "expects", "anticipates","estimates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties are set forth below. The Company's expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitation, management's examination of historical operating trends, data contained in the Company's records and other data available from third parties, but there can be no assurance that management's expectation, beliefs or projections will result, be achieved, or be accomplished. In addition to other factors and matters discussed elsewhere herein, the following are important factors that, in the view of the Company, could cause material adverse affects on the Company's financial condition and results of operations: the impact of mergers: demographic changes; existing government regulations and changes in, or the failure to comply with government regulations; the loss of any significant numbers of subscribers or viewers; changes in business strategy or development plans; technological developments or obsolescence, and difficulties (including any associated with the Year 2000); the ability to attract and retain qualified personnel; significant indebtedness of the Company; the ability of the Company to obtain acceptable forms and amounts of financing for current operations and expansion; the demand for, and price level of, the Company's services; competitive factors; evolving industry and technology standards; dependence on key personnel. The Company has no obligation to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

            ---------------------------------------------------------
              (1)  TO ELECT FOUR (4) DIRECTORS FOR THE ENSUING YEAR
            ---------------------------------------------------------


NOMINEES  FOR  DIRECTORS

     The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the stockholders, the Board's nominees for Director.

     The persons named in the enclosed Proxy have been unanimously selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy for the election of the Common Stock Board representatives will be voted for the election for the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

     The  following  persons  are  nominees  for  Director:

     James A. Ryffel, age 40, has been the president of Woodcrest Enterprises, Inc., a real estate firm for the past 18 years. Mr. Ryffel was a founding investor and former director of Flashnet Communications, Inc. and a founding investor in Data Tailor Corporation. Mr. Ryffel is a director of Worth National Bank in Lake Worth, Texas. Mr. Ryffel hold a B.B.A. Degree, 1981, and an M.B.A Degree, 1984, from Texas Christian University.

     P. Alan Luckett, age 43, is the control person and President of Hispano Television Ventures, Inc. ("HTV"), which is a media firm which is the subject of the merger described in Proxy Proposal (3). From 1988 to 1993, Mr. Luckett was a hospital CFO and a consultant in the health care industry. From 1989 to
1993, Mr. Luckett was the founder and CFO of Phymed, the first non-doctor/non-hospital-owned diagnostic imaging center in Dallas. From 1993 to 1998, Mr. Luckett was a financial partner in several Hispanic media ventures. From 1998 to the present, Mr. Luckett was the founder and director of HTV. The Company anticipates that Mr. Luckett will be appointed as the Chief Executive Officer, Chief Operating Officer and President of the Company shortly after the conclusion of the Annual Meeting. Mr. Luckett holds a B.B.A. Degree, 1979, from the University of Texas, Austin. Mr. Luckett is the husband of Victoria O. Luckett.

     Douglas K. Miller, age 39, is a director and officer of HTV. From 1992 to 1999, Mr. Miller was a loan officer and an asset manager with G. E. Capital. From 1999 to the present, Mr. Miller has been a member of Woodcrest Capital, L.L.C. a real estate firm. From 1984 to 1992, Mr. Miller was a controller for various real estate firms. The Company anticipates that Mr. Miller will be appointed as the Chief Financial Officer and the Treasurer of the Company shortly after the conclusion of the Annual Meeting. Mr. Miller holds a B.B.A.
Degree,  1982,  from  Baylor  University.

     Bob J. Bryant, age 60, has been the founder and President of Bryant Financial Services since 1983. Prior to 1993, Mr. Bryant was the founding President of Texas Commence Medical Bank in Houston, and Texas Commerce in Ft. Worth. Mr. Bryant holds a B.B.A. Degree, 1963, from Texas Tech University. For more than 17 years, Mr. Bryant has been a trustee of Texas Wesleyan University.

     In  addition, the Company anticipates that Victoria O. Luckett, the wife of
P. Alan Luckett, will be appointed as the Secretary of the Company shortly after the conclusion of the Annual Meeting. Victoria O. Luckett, age 43, has been an officer and control person of HTV, where Ms. Luckett provides managerial control over media and entertainer relationships. She holds a B.S. Degree, 1980, from Southwest Texas State University.

     The following persons are presently members of the Board of Directors and Executive Officers of the Company, however, they are not standing for reelection as Directors nor does the Company anticipate that they will remain as Executive Officers after the Annual Meeting:

     Walter Morgan, age 36, was appointed as a Director, and as the CEO and President of the Company in August, 1999. From 1991 until 1996, Mr. Morgan was an entertainment agent with The Agency, representing television and film creative talent, such as actors, directors, writers and producers. From 1996 until 1999, Mr. Morgan was the owner of Global Entertainment Management, where he was a talent manager and producer for film and television. Mr. Morgan also has been a film producer for Interlight Pictures and Film Roman, where he developed, packaged and sold entertainment media properties for film and television production. Mr. Morgan has also managed product licensing and product tie-ins for international retail distribution. Mr. Morgan holds a B.A. Degree (1985) from Princeton University, and an M.B.A. (1989) from Harvard University.

     Randy Moseley, age 51, is a Director and the Chief Financial Officer of the Company. Mr. Moseley is a founder of the Company. In the past, he has served as the Company's President and Secretary. Mr. Moseley received his Bachelor of Business Administration degree, majoring in accounting, from Southern Methodist University in Dallas, Texas. Mr. Moseley is a certified public accountant and worked for a national public accounting firm for the six years following his graduation from college. Mr. Moseley has over twenty-five years of fiscal management experience in such industries as insurance, mortgage and real estate, hospital services and agriculture, as well as the television broadcasting and media industries. Mr. Moseley has been part owner and operator of six television stations.

INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

The Board of Directors held three meetings and took action by unanimous consent three times during 1998. All directors took part in all of the meetings and consents. The Board has no committees of any kind, and the nominees for Director were selected by the entire Board.

Compliance  with  Section  16(a)  of  the  Exchange  Act

     The Company believes that Mr. Moseley failed to timely file two Forms 4, and Mr. Morgan failed to timely file one Form 3.

DIRECTOR  COMPENSATION

     Directors do not receive compensation except reimbursement for costs of attending meetings.

EXECUTIVE  COMPENSATION

     The following table reflects all forms of compensation for services to the Company for the fiscal years ended December 31, 1998, 1997, 1996 of the chief executive officer of the Company. No other executive officer of the Company received compensation which exceeded $100,000 during 1998.

                                 SUMMARY  COMPENSATION  TABLE

                         ANNUAL COMPENSATION      LONG TERM COMPENSATION
                         -------------------      ----------------------
                                                   AWARDS                  PAYOUTS
                                                   ------                  -------
                                          OTHER                                       ALL
NAME AND                                  ANNUAL  RESTRICTED  SECURITIES              OTHER
PRINCIPAL                                COMPEN-     STOCK    UNDERLYING    LTIP     COMPEN-
POSITION         YEAR  SALARY(1)  BONUS   SATION     AWARDS   OPTIONS/SARS  PAYOUTS  SATION
---------------  ----  ---------  -----  --------  ---------  ------------  -------  -------
Walters          1998        -0-    -0-       -0-        -0-           -0-      -0-      -0-
Morgan           1997        -0-    -0-       -0-        -0-           -0-      -0-      -0-
CEO              1996        -0-    -0-       -0-        -0-           -0-      -0-      -0-

_____________________
(1)     Mr.  Morgan  became  the  CEO  in  August,  1999.

EMPLOYEE  STOCK  OPTION  PLAN

     The Company believes that its future success will depend in part on its ability to attract and retain highly qualified personnel. The Company also believes that equity ownership is an important factor in its ability to attract and retain skilled personnel, and the Board of Directors of the Company is presently evaluating the adoption of an employee stock option program. While no decision has been made as to the type of stock option program which may be adopted, it is the intention of the Board of Directors that a stock option program will be established.

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

     The following table sets forth certain information as of October 12, 1999, with respect to the beneficial ownership of shares of Common Stock by (i) each person who is known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, each stockholder has sole voting and investment power with respect to the shares shown.

                                       NUMBER OF      PERCENT OF CLASS
NAME                               SHARES OWNED  (1)   OF COMMON STOCK
---------------------------------  -----------------  -----------------
Hispano Television Ventures, Inc.        11,000,000               57.9%
6125 Airport Freeway
Suite 200
Haltom City, TX 76117

James A. Ryffel . . . . . . . . .               -0-                0.0%
6125 Airport Freeway
Suite 200
Haltom City, TX 76117

P. Alan Luckett . . . . . . . . .    11,500,000  (2)              60.6%
6125 Airport Freeway
Suite 200
Haltom City, TX 76117

Douglas K. Miller . . . . . . . .               -0-                0.0%
6125 Airport Freeway
Suite 200
Haltom City, TX 76117

Bob J. Bryant . . . . . . . . . .           530,000                2.8%
6125 Airport Freeway
Suite 200
Haltom City, TX 76117

Victoria O. Luckett . . . . . . .     11,500,000 (3)              60.6%
125 Airport Freeway
Suite 200
Haltom City, TX 76117

Walter Morgan . . . . . . . . . .               -0-                0.0%
6125 Airport Freeway
Suite 200
Haltom City, TX 76117

Randy Moseley . . . . . . . . . .           600,000                3.2%
6125 Airport Freeway
Suite 200
Haltom City, TX 76117

Pat Peters. . . . . . . . . . . .         1,034,175               5.45%
6125 Airport Freeway
Suite 200
Haltom City, TX 76117

Fred Hoelke . . . . . . . . . . .           992,490                5.3%
1111 Bagby, Suite 2200
Houston, TX 77002

All Directors and Officers
as a group -- 2 persons . . . . .           600,000                3.2%

_________________________

(1) Under the rules of the Securities and Exchange Commission (the "Commission"), a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the Commission's rules and are, accordingly, included as shares beneficially owned.

(2) Includes shares owned by Hispano Television Ventures, Inc. Mr. Luckett is a control person of Hispano Television Ventures, Inc. Mr. Luckett is the husband of Victoria O. Luckett.

(3) Ms. Luckett is the wife of P. Alan Luckett. Includes shares owned by Hispano Television Ventures, Inc.

     The Company knows of no arrangement or understanding, the operation of which may at a subsequent date result in a change of control of the Company except for matters described in Proxy Proposal (3).

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The Board of Directors of the Company has adopted a policy that Company affairs will be conducted in all respects by standards applicable to publicly-held corporations and that the Company will not enter into any transactions and/or loans between the Company and its officers, directors and 5% stockholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent, disinterested directors of the Company.

     At one time, Mr. Moseley had ownership interests in six television stations which had have contracted with the Company to broadcast as Affiliates of the Company. The terms of the Affiliate Agreements with the foregoing television stations are the same as those with other non-related Affiliates. Mr. Moseley disposed of his interests in these television stations in 1998.

     In 1995, the Company borrowed $52,531 from Shelly Media Marketing ("SMM") at an interest rate of 10%. Mr. Moseley is a principal of SMM. At October 12, 1999, this loan had a remaining principal balance of $97,229. Mr. Moseley has agreed to give the Company an indeterminate forebearance on repayment of this loan.

     In 1994, the Company borrowed $141,152 from ATN Network Inc. ("ATN") at an interest rate of 10%. Mr. Moseley had been a principal of ATN until December, 1998. In September 1996, Mr. Moseley exercised options to purchase 2,000,000 shares of the Company's Common Stock at $0.10 per share, for a combined purchase price of $200,000. Of this amount, $100,000 was paid directly to ATN in partial payment of the outstanding debt. In December 1997, the Company borrowed an additional $243,090 pursuant to a written Promissory Note. ATN subsequently forgave all of these debts.

     P. Alan Luckett is a control person of HTV. As set forth in this Proxy Statement, the stockholders of the Company will vote on the ratification of the Board's decision to merge with HTV. As a result of a matter decided in binding arbitration, the Company had been a judgment debtor in a judgment styled as Showplace Video v. American Independent Network, Inc., No. 98-2154-E, County Court At Law No. 5, Dallas County, Texas. In 1998, P. Alan Luckett purchased the judgment and released it in exchange for 500,000 shares of common stock of the Company, and for access to the digital uplink equipment of the Company, certain bandwidth of the satellite transponder the Company leases, and the right of first refusal on the Company's transponder rights and equipment leases in the event that the Company ceases operations. Also in connection with the release of judgment by P. Alan Luckett, Randy Moseley turned over 719,618 shares which he owned to the Company for cancellation in 1999, and, Don Shelton, a former director and executive officer of the Company, turned over 719,618 shares which he owned to the Company for cancellation in 1999. Further in connection with the release of judgment, the Company agreed to issue 150,000 shares of common stock of the Company to Jonathan Moseley, the son of Randy Moseley.

     On July 29, 1999, the Company effectuated an agreement with Field of Cotton, L.P. whereby Field of Cotton, L.P. purchased 6,500,000 shares of common stock of the Company for a total consideration of $4,250,000, in the form of a promissory note in the principal amount of $4,022,600, and $227,400 in cash in the form of funds previously provided to the Company by Field of Cotton, L.P. in 1999. Of these 6,500,000 shares, Field of Cotton, L.P. owned 1,000,000 shares outright free and clear, and the remaining 5,500,000 million shares were subject to an escrow agreement and a security interest agreement in favor of the Company. Field of Cotton, L.P. did not make any of the payments on the promissory note. Subsequently, on August 20, 1999, Field of Cotton, L.P. announced that it would not be able to provide the financing. Field of Cotton, L.P. turned over the 5,500,000 million shares for cancellation to the Company in 1999, and Field of Cotton, L.P. transferred its remaining shares of common stock of the Company to an investor of Field of Cotton, L.P. who is Pat Peters.

     In August, 1999, the Company entered into an Asset Transfer Agreement (the "Asset Transfer Agreement") with HTV whereby HTV agreed to pay certain obligations of the Company totaling $82,500, and the Company agreed to repay this amount to HTV on or before August 20, 1999 and to give HTV eight months of free use of the satellite uplink equipment and the satellite transponder, both of which the Company leases from third parties.

     The Asset Transfer Agreement provided that if the Company does not meet the terms of the Asset Transfer Agreement, then the Company is obligated to immediately transfer and assign to HTV: (i) the leases to the uplink equipment and the satellite transponder; and, (ii) the Company's Federal Communications Commission ("FCC") Radio Station Authorization (the "Earth Station License"), which was granted to the Company in 1997. The Earth Station License authorizes the Company to build and operate a domestic fixed transmit/receive C-band earth station uplink system on the Company's premises. The Earth Station License expires in July, 2007. The Company has not yet built the earth station uplink system.

     The Asset Transfer Agreement provided that if the asset transfer is effectuated, HTV would allow the Company to use the transferred assets for a satellite usage fee of $22,500 per month, with one month of free usage, and the Company would be able to continue providing its programming to its network affiliates.

     On September 2, 1999, the Company closed a transaction (the "HTV Transaction") whereby the Company issued and sold 11,000,000 shares of its common stock to HTV for $500,000 in cash. The Company believes that HTV issued convertible debt to pay for the shares. HTV now owns approximately 57.9% of the presently outstanding shares of common stock of the Company. As set forth in this Proxy Statement, the stockholders of the Company will vote on the ratification of the Board's decision to merge with HTV.

     The leases to the uplink equipment and the satellite transponder, and the Earth Station License were material and major assets of the Company. The Company did not repay HTV. The asset transfer has not been effectuated at this time. As part of the HTV Transaction, HTV will assist in the operations of the Company on an interim basis. The merger agreement described in Proxy Proposal
(3) sets forth that upon Effective Date of the merger, the $82,500 owed to HTV by the Company will be extinguished.

     In June, 1999, Mr. Luckett loaned the Company a total of $250,000 on 9 month balloon terms at 10% interest and maturing in March 2000. In November, 1998, Mr. Bryant loaned the Company a total of $150,000 on 90 day terms at 10% interest. Messrs. Luckett and Bryant have agreed to release the Company from the $250,000 remaining balance of these debts upon completion of the merger described in Proxy Proposal (3).


            ---------------------------------------------------------
   (2) TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO AUTHORIZE A TOTAL OF 200,000,000 SHARES OF COMMON STOCK, TO AUTHORIZE 20,000,000 SHARES OF
         PREFERRED STOCK  AND TO RESET THE PAR VALUE OF PREFERRED STOCK.
            ---------------------------------------------------------


DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

     The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the stockholders for approval, a proposal to amend the Certificate of Incorporation.

     The Board of Directors of the Company recommends the approval of the proposed amendment to increase the number of authorized shares of the Company's common stock par value $.01 to 200,000,000 authorized shares par value $.01 per share, to authorize 20,000,000 shares of preferred stock and to reset the par value of preferred stock at $.01 per share of preferred stock. The proposed Amendment would amend the Fourth Article of the Certificate of Incorporation as amended of American Independent Network, Inc. to authorize 200,000,000 shares of common stock par value $.01 and to the par value of preferred stock at $.01 per share of preferred stock. Such an Amendment requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

PRINCIPAL  REASONS  FOR  THE  AMENDMENT

     The Board of Directors believes it is desirable to increase the number of authorized shares of the Company's common stock to 200,000,000 shares. Currently, the Company has 20,000,000 shares of common stock authorized. The Board of Directors believes that the business expansion plans of the Company, including the proposed merger between the Company and HTV, will be furthered by an increase in the number of authorized shares of common stock. As set forth in Proxy Proposal (3), the stockholders of the Company will vote on the ratification of the Board's decision to merge with HTV. The Shareholders of HTV will receive a total of 70,000,000 shares of common stock of the Company if the merger is approved, and the Company will then own 100% of HTV.

     The Board of Directors believes it is desirable reset the par value of preferred stock at $.01 per share of preferred stock as a way of reducing the Company's Delaware franchise taxes. Currently, the preferred par value is $1.00 per share.

     The Board of Directors believes it is desirable to increase the number of authorized shares of the Company's preferred stock to 20,000,000 shares. Currently, the Company has 10,000,000 shares of preferred stock authorized. The Board of Directors believes that the business expansion plans of the Company will be furthered by an increase in the number of authorized shares of preferred stock.

THE  AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION

     The  proposed  Amendment  to  the  Fourth  Article  will  be  as  follows:

FOURTH:

(a) This Corporation is authorized to issue two classes of capital stock designated respectively "Common Stock" and "Preferred Stock" and referred to either as Common Stock or Common shares and Preferred Stock or Preferred shares, respectively.

(b) The number authorized of shares of Common Stock is 200,000,000 shares of common stock, par value $.01 per share. No share of common stock shall be issued until it has been paid for and it shall thereafter be non- assessable.

(c) The number authorized of shares of Preferred Stock is 20,000,000 shares of preferred stock, par value $.01 per share. The Preferred shares may be issued from time to time in one or more series. The Board of Directors is authorized to fix the number of shares of any series of Preferred shares and to determine the designation of any such series. The Board of Directors is also authorized to determine or alter the rights, preferences, privileges and restrictions granted or imposed upon any wholly unissued series of Preferred shares and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares in any such series subsequent to the issue of shares of that series.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED
SHARES OF THE COMPANY'S COMMON STOCK TO 200,000,000 AUTHORIZED SHARES, TO AUTHORIZE 20,000,000 SHARES OF PREFERRED STOCK AND TO RESET THE PAR VALUE OF PREFERRED STOCK.

     Description  of  the  Company's Common Stock.  The Company's Certificate of
     --------------------------------------------
Incorporation presently authorize 20,000,000 shares of common stock. The holders of common stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders of the Company, including the election of directors. The common stock does not have any cumulative voting, preemptive, subscription or conversion rights. The election of directors and other general stockholder action requires the affirmative vote of a majority of shares represented at a meeting in which a quorum is represented, except that pursuant to the Bylaws a consent to corporate action by a majority of stockholders entitled to vote on a matter is permitted. The outstanding shares of common stock are validly issued, fully paid and non-assessable.

     The holders of common stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor only after accrued dividends are paid to holders of preferred stock and other senior securities. In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them subject to the rights of holders of preferred stock and other senior securities.

     Description  of  the  Company's  Series  B  Preferred Stock.  The Company's
     -----------------------------------------------------------
Certificate of Incorporation presently authorize 10,000,000 shares of preferred stock. Presently, there are outstanding 42,427 shares of Series B Preferred Stock par value $1.00 per share. Series B Preferred Stock has a liquidation preference of $10.00 per share, and has a preference to receive a dividend of $.585 per share before a dividend is paid on common stock, but only if the board of directors declares a dividend. Series B Preferred Stock has no voting rights. The Company may redeem any or all Series B Preferred Stock . Each share of Series B Preferred Stock may be converted into two shares of common stock.


            ---------------------------------------------------------
                  (3)  TO RATIFY THE BOARD'S DECISION TO MERGE
                   WITH HISPANO TELEVISION VENTURES, INC. AND
                         TO RATIFY THE MERGER AGREEMENT
            ---------------------------------------------------------

     Required  Vote.  The  Company and Hispano Television Ventures, Inc. ("HTV")
     --------------
have entered into a merger agreement which is subject to approval by stockholders of the Company and is the subject of this Proxy Proposal (3). The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the stockholders for approval, this Proxy Proposal to merge with HTV. HTV would be merged into the Company. The merger would result in the Company being the surviving entity. This Proxy Proposal (3) is subject to the adoption of Proxy Proposal (2).

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE BOARD'S DECISION TO MERGE WITH HISPANO TELEVISION VENTURES, INC.

     DELAWARE APPRAISAL. Stockholders who do not vote in favor of Proposal 4 and who otherwise comply with the provisions of Section 262 of the General Corporation Law of the State of Delaware (the "DGCL") will, under certain circumstances if the Merger is consummated and completed, have the right to dissent and to demand appraisal of the fair market value of their shares. See, "Rights of Dissenting Stockholders." A copy of Section 262 is attached to this Proxy Statement as Attachment "B".

     This Proxy Statement contains or incorporates by reference information about the Company as of the date hereof. See "Available Information" and "Incorporation of Certain Documents by Reference."

     This Proxy Statement contains or incorporates by reference information about the Company as of the date hereof. See "Available Information" and "Incorporation of Certain Documents by Reference."

     History  of  the Relationship Between the Company and HTV.  P. Alan Luckett
     ---------------------------------------------------------
is a control person of Hispano Television Ventures, Inc. ("HTV"). As a result of a matter decided in binding arbitration, the Company had been a judgment debtor in a judgment styled as Showplace Video v. American Independent Network, Inc., No. 98-2154-E, County Court At Law No. 5, Dallas County, Texas. In 1998, P. Alan Luckett purchased the judgment and released it in exchange for 500,000 shares of common stock of the Company, and for access to the digital uplink equipment of the Company, certain bandwidth of the satellite transponder the Company leased, and the right of first refusal on the Company's transponder rights and equipment leases in the event that the Company ceases operations.

     In August, 1999, the Company entered into an Asset Transfer Agreement (the "Asset Transfer Agreement") with HTV whereby HTV agreed to pay certain obligations of the Company totaling $82,500, and the Company agreed to repay this amount to HTV on or before August 20, 1999 and to give HTV eight months of free use of the satellite uplink equipment and the satellite transponder, both of which the Company leases from third parties.

     The Asset Transfer Agreement provided that if the Company did not meet the terms of the Asset Transfer Agreement, then the Company would be obligated to immediately transfer and assign to HTV: (i) the leases to the uplink equipment and the satellite transponder; and, (ii) the Company's FCC Radio Station Authorization (the "Earth Station License"), which was granted to the Company in 1997. The Earth Station License authorizes the Company to build and operate a domestic fixed transmit/receive C-band earth station uplink system on the Company's premises. The Earth Station License expires in July, 2007. The
Company  has  not  yet  built  the  earth  station  uplink  system.

     The Asset Transfer Agreement provided that if the asset transfer was effectuated, HTV would allow the Company to use the transferred assets for a satellite usage fee of $22,500 per month, with one month of free usage, and the Company would be able to continue providing its programming to its network affiliates.

     The leases to the uplink equipment and the satellite transponder, and the Earth Station License were material and major assets of the Company. The Company did not repay HTV. Moreover, the asset transfer has not been effectuated at this time. The merger agreement described in Proxy Proposal (3) sets forth that upon the Effective Date of the merger, the $82,500 owed to HTV by the Company will be extinguished.

     In August, 1999, the Company and HTV entered into discussions about future financing and the desirability of a business combination. During this period, the Company was unable to make lease payments for its facilities, and the landlord made a new lease with HTV for the facility.

     On September 2, 1999, the Company closed a transaction (the "HTV Transaction") whereby the Company issued and sold 11,000,000 shares of its common stock to HTV for $500,000 in cash. The Company believes that HTV issued convertible debt to pay for these shares. HTV now owns approximately 57.9% of the presently outstanding shares of common stock of the Company. As part of the HTV Transaction, HTV will assist in the operations of the Company on an interim basis.

     In connection with the HTV Transaction, HTV proposed a merger with the Company. The HTV Transaction set forth in the form of non-binding provisions what may be characterized as a non-binding letter of intent which was subject to a definitive agreement yet to be negotiated whereby HTV and the Company would enter into a merger with the Company as the surviving corporation. These non-binding provisions served as an outline (subject to negotiation) of the terms of the merger.

     During September, 1999, the Company and HTV negotiated a definitive Merger Agreement, which was approved by the Company's Board of Directors on October 12, 1999, and by the Board of Directors of HTV on October 12, 1999. The Company and HTV signed the merger agreement on October 14, 1999. The most recent quote on the Company's common stock prior to October 14, 1999, was on October 12, 1999, when the high bid price of the Company's stock was $.75 and the low bid price was $.125.

     The merger is subject to stockholder approval of this Proxy Proposal (3), which is itself subject to stockholder approval of Proxy Proposal (2). The Company has received a written valuation analysis from Business Valuation Services, Inc. This analysis sets forth the fair market value of 100% of the common equity of the Company on a controlling interest basis. A copy of this valuation analysis is attached as Attachment "C". See, "Valuation Analysis."

     The merger may not occur for a period of several months subsequent to the Annual Meeting, and the information regarding the Company and HTV is likely to change materially from that contained or incorporated by reference herein. Regardless of any changes in the information, the Company's stockholders will not be entitled to another vote on the Proxy Proposals.

     Reasons  for  the  Merger.  HTV  is  a  media  firm  which  owns: 100% of a
     -------------------------
television station in Phoenix, AZ, 89% of a television station in Oklahoma City,
     ---
OK, broadcast equipment and a video library. The business of HTV includes television programming targeting the Hispanic market. These assets and the business of HTV would be owned by the Company as a result of the merger. The Company operates a television network. This merger would increase the Company's scope of media activities, which is the reason for engaging in the merger. For example, as a result of the merger, the Company would be able to utilize the broadcast assets of HTV, and HTV would be able to use the television network distribution capabilities of the Company. The merger would result in the extinguishment of $332,500 of the Company's debt. The Company believes that HTV's management will remain after the merger and that this will increase the Company's management depth.

     Identification.
     --------------

     The  Company  is  located  at:

          American  Independent  Network,  Inc.
          6125  Airport  Freeway,  Suite  200
          Haltom  City,  TX  76117
          (817)  222-1234

     Hispano  Television  Ventures,  Inc.  is  located  at:

          American  Independent  Network,  Inc.
          6125  Airport  Freeway,  Suite  200
          Haltom  City,  TX  76117
          (817)  222-1234

     Description of Merger.  The merger agreement between the Company and HTV is
     ---------------------
attached to this Proxy Statement as Attachment "A". HTV would be merged into the Company. The merger would result in the Company being the surviving entity. Pursuant to the merger Agreement, the stockholders of HTV would receive a total of 70,000,000 shares of common stock of the Company. HTV presently owns 11,000,000 shares of common stock of the Company, and these 11,000,000 shares would be returned to the Company for cancellation or held as treasury stock by the Company. After the merger, assuming that there have been no intervening purchases or sales of the Company's common stock by HTV (and assuming that the Company has not issued any additional authorized shares), HTV shareholders would own 70,000,000 shares of common stock, or approximately 89.8% of the then outstanding common stock of the Company.

     Termination.  The merger agreement sets forth the circumstances under which
     -----------
the merger agreement may be terminated, which are, among other things, by mutual consent of the parties, by the breach of material representations, warranties and covenants by either party, by either party if the Company of the merger shall not have occurred by November 30, 1999, and by either party if the shareholders of the Company or HTV do not approve the merger.

     Conditions  to  the  Merger.  The  merger  is subject to various conditions
     ---------------------------
relating to, among other things, the approval of stockholders of the Company and HTV, the transfer to the Company, pursuant to FCC procedure, of the television station licenses held by HTV, Hart-Scott-Rodino Act clearance, the conversion of HTV convertible securities into HTV common stock by HTV holders, the Company being released from $250,000 in debt which the Company presently owes to Messrs. Bryant and Luckett, the extinguishment of $82,500 owed to HTV by the Company, and the receipt by HTV of a written valuation analysis by a valuation consultant.

Representations, Warranties and Covenants.  In the merger agreement, the Company
-----------------------------------------
and HTV each make various representations, warranties and covenants relating to, among other things, its organization and qualification, capitalization, authority, required consents, financial statements, books and records, the absence of changes and undisclosed liabilities, receivables, suppliers and customers, indebtedness, litigation, tax matters, employee benefit plans, employment matters, contracts, compliance with laws, insurance, intellectual property, regulatory actions, properties and title to assets, affiliated transactions, accounting treatment, operation of business and takeover statutes.

     Additional  Agreements.  The  merger  agreement  sets  forth  additional
     ----------------------
agreements  relating to, among other things, changing the name of the Company to
     ---
Hispanic Television Network, Inc., and restrictions on the transfer of shares to be issued to the stockholders of HTV.

     Exchange Ratio.  The Company will exchange 1.640624949 shares of its common
     --------------
stock for each one share of HTV common stock. At the consummation and completion of the merger, each outstanding share of HTV common stock will be automatically converted into the right to receive validly issued, fully paid and nonassessable shares of the Company's common stock in the ratio of 1.640624949 shares of the Company's common stock for each one share of HTV common stock. If shares representing 100% of the shares of HTV are exchanged, the Company will exchange a total of 70,000,000 shares of the Company for 100% of the shares of HTV.

     Manner  and  Basis  for  Converting  Shares.  Upon  the  consummation  and
     -------------------------------------------
completion of the merger, each HTV stockholder shall be entitled, upon surrender thereof to the transfer agent for the Company's common stock, to receive in exchange therefor a certificate or certificates representing the number of whole shares of the Company's common stock into which the HTV common stock so surrendered shall have been converted as aforesaid, in such denominations and registered in such names as the stockholder may request. Until so surrendered, each outstanding certificate that prior to the consummation and completion of the merger represented HTV common stock shall be deemed from and after the date of the consummation of the merger to evidence the right to receive that number of full shares of the Company's common stock into which such HTV common stock shall have been converted pursuant to the merger agreement.

     Unless and until any such outstanding certificates shall be surrendered, no dividends or other distributions payable to the holders of HTV common stock, as of any time on or after the date of the consummation of the merger, shall be paid to the holders of such outstanding certificates which represented HTV common stock; provided, however, that upon surrender and exchange of such outstanding certificates, there shall be paid to the record holders of the certificates issued and exchanged therefor the amount, without interest thereon, of dividends and other distributions, if any, that theretofore were declared and became payable since the date of the consummation of the merger with respect to the number of full shares of the Company's common stock issued to such holders.

     If any certificate for shares of the Company's common stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange shall have paid to the Company or its transfer agent any transfer or other taxes required by reason of the issuance of a certificate for shares of the Company's common stock in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of the Company or its transfer agent that such tax has been paid or is not payable. No fraction of a share of the Company's common stock shall be issued, but in lieu thereof, each Stockholder who would otherwise be entitled to a fraction of a share of the Company's common stock shall, upon surrender of the shares of HTV common stock to the transfer agent for the Company, be paid an amount in cash (without interest) equal to the value of such fraction of a share based upon the average daily closing bid price per share of the common stock as reported on the Over The Counter Bulletin Board for the day preceding the date of the consummation of the merger.

     Securities  of  HTV.  HTV  is a privately owned firm and there is no public
     -------------------
market for its securities. HTV presently has approximately 7 stockholders. HTV has not paid a dividend on its securities. HTV has approximately 18 noteholders. As a result of the merger, most, if not all, of these noteholders are expected to ultimately convert the notes into preferred stock of HTV, then into common stock of HTV and thereafter into common stock of the Company.

     Securities  and  Reporting  by  the  Company.     There  are  no  material
     --------------------------------------------
differences in the rights of security holders of the Company as a result of this transaction. As a result of the merger, stockholders of the Company will not receive any securities of the Company in connection with their being stockholders of the Company. The Company is not in arrears or defaults in connection with any of its securities. The Company currently files periodic reports pursuant to Regulation S-B with the Securities and Exchange Commission.

     Description  of  the  Company's Common Stock.  The Company's Certificate of
     --------------------------------------------
Incorporation presently authorize 20,000,000 shares of common stock. If Proxy Proposals 2 and 3 are approved, the authorized common stock of the Company will consist of 200,000,000 shares of common stock, par value $.01, of which approximately 78,007,466 shares of common stock will be outstanding as of the Effective Time of the merger. The holders of common stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders of the Company, including the election of directors. The common stock does not have any cumulative voting, preemptive, subscription or conversion rights. The election of directors and other general stockholder action requires the affirmative vote of a majority of the shares of common stock. The outstanding shares of common stock are validly issued, fully paid and non-assessable.

     The holders of common stock are entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available therefor only after accrued dividends are paid to holders of preferred stock and other senior securities. In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them subject to the rights of holders of preferred stock and other senior securities.

     Accounting  Treatment.  This  merger is being accounted for as a pooling of
     ---------------------
interests.

     Independent  Auditor.  Jack  F.  Burke,  Jr.  serves  as  the  Company's
     --------------------
independent auditor for the current year, and has been the Company's independent
     --
auditor for the years ended December 31, 1998 and 1997. A representative of Jack
F. Burke, Jr. is not expected to be present at the Annual Meeting, and therefore is not expected to make any statements nor be available to respond to questions from stockholders. The Company has had no changes or disagreements with accountants on the accounting and the financial disclosure of the Company during the past two years. HTV has no audited financial statements.

     Federal  Income  Tax  Consequences of the Merger.  The following discussion
     ------------------------------------------------
describes certain U.S. federal income tax consequences of the proposed merger to stockholders of the Company to stock holders of HTV who, pursuant to the merger, exchange their HTV stock solely for the Company's common stock. In general, the federal income tax consequences of the proposed merger will vary among stockholders. In general, the receipt of cash by a stockholder pursuant to the merger or the exercise of appraisal rights, will be taxable events for the stockholder for federal income tax purposes and may also be taxable events under applicable local, state and foreign tax laws. The tax consequences for a particular stockholder will depend upon the facts and circumstances applicable to that stockholder. Accordingly, each stockholder should consult the holder's own tax adviser with respect to the federal, state, local or foreign tax consequences of the Merger.

     In addition, the actual consequences for each stockholder will be governed by the specific facts and circumstances pertaining to his ownership of the common stock. Thus, the Company recommends that each stockholder consult with his tax advisor concerning his own personal tax situation. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the proposed merger. However, the Company believes that because the proposed merger is not part of a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the Company, the proposed merger probably will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 and the Company will not recognize any gain or loss as a result of the proposed merger.

     Approval  Under  the Hart-Scott-Rodino Act. The consummation of this merger
     ------------------------------------------
may be subject to the notification filing requirements, applicable waiting periods and possible review by the U.S. Department of Justice or the U.S. Federal Trade Commission under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended ("HSR"). The U.S. Department of Justice review of certain transactions may cause delays in anticipated closing of the merger and may result in attempts by the U.S. Department of Justice to enjoin the merger or negotiate modifications to the proposed terms. The obligations of the Company and HTV to consummate and complete the merger are conditioned upon there being no adverse regulatory measures under HSR. The Company and HTV will file the notice required by HSR. The Company cannot predict the outcome of the regulatory review of the merger or if the merger will be subject to regulatory conditions, in sufficient time for the merger to be consummated and completed in a timely manner, or at all.

     FCC  Approval.  The  obligations  of  the Company and HTV to consummate and
     -------------
complete the merger are conditioned upon the transfer to the Company, pursuant to FCC procedure, of the television station licenses held by HTV.

     Valuation  Analysis.  The Company has received a valuation analysis related
     -------------------
to the merger from Business Valuation Services, Inc., which has no material interest in the merger. Business Valuation Services, Inc. is qualified to give a this analysis. Business Valuation Services, Inc. was selected to give the analysis because of the expertise in business valuation. Business Valuation Services, Inc. has performed many valuation analyses for many clients over many years of service. Other than this analysis, Business Valuation Services, Inc. has had no material relationship with any party to the merger. In connection with the analysis, Business Valuation Services, Inc. will receive $12,000 in compensation from the Company. The amount of consideration paid to the stockholders of HTV by the Company pursuant to the merger was negotiated by and between the Company and HTV. Business Valuation Services, Inc. did not recommend the amount of consideration.

     Summary  of  the  Valuation  Analysis.  In preparing the valuation analysis
     -------------------------------------
Business Valuation Services, Inc. reviewed and analyzed the Company's financial information, discussed the Company with present and former management, legal counsel and accountant, reviewed the Company's schedules of accounts and notes payable, reviewed documents related to the Company's operations, and reviewed the financial results of unrelated public television companies. The valuation analysis sets forth that the value of the Company's assets are approximately $1 million at October 12, 1999, but that the Company is financially distressed because the Company is unable to meet the current requirements of its hard contracts. The valuation sets forth that the Company's ability to respond to its financial distress is restricted and unlikely to emerge from financial distress. The valuation analysis concludes that the fair market value of the common equity of the Company is $-0-. at October 12, 1999. Business Valuation Services, Inc. made only a limited investigation as to the accuracy and completeness of the information provided by the Company. The Company set no limitations nor gave any limiting instructions to Business Valuation Services, Inc. as to the scope of the valuation analysis.

     Restrictions  on Resales By HTV Stockholders and Affiliates.  The shares of
     -----------------------------------------------------------
the Company issued to HTV stockholders in the merger will not be registered under Securities Act, and the shares will be restricted securities as that term is defined in Rule 144 under the Securities Act and may be resold by the HTV stockholders only in transactions permitted by the resale provisions of Rule 144 under the Securities Act, or as otherwise permitted under the Securities Act.

     Effective  Time of Merger.  The merger will be effective as of the date and
     -------------------------
time of filing of a Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the provisions of the DGCL and with the Secretary of State of the State of Texas in accordance with the provisions of the Texas Business Corporations Act ("TBCA"), or as otherwise provided in the Certificate of Merger.

     The merger may not occur for a period of several months subsequent to the Annual Meeting, and the information regarding the Company and HTV is likely to change materially from that contained or incorporated by reference herein. Regardless of any changes in the information regarding the Company and HTV, the Company's stockholders will not be entitled to another vote on the proposals contained herein.

     Interests  of  Certain Persons in the Merger.  P. Alan Luckett is a control
     --------------------------------------------
person and stockholder of HTV. Bob J. Bryant is a stockholder of HTV. Messrs. Douglas K. Miller, James A. Ryffel, and Bob J. Bryant are noteholders of HTV and they will ultimately convert the notes into preferred stock of HTV, then into common stock of HTV and thereafter into common stock of the Company in connection with the merger. Each of these persons will receive shares of the Company as a result of the merger. As a condition to the merger, Messrs.
Luckett and Bryant have agreed to release the Company from $250,000 in debt which the Company presently owes to Messrs. Bryant and Luckett.

     Available  Information  About  the  Company.  The Company is subject to the
     -------------------------------------------
information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the following Regional Offices of the SEC: Seven World Trade Center, 13th Floor, New York, New York 10048 and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the material also can be obtained from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Company is an electronic filer under the EDGAR (Electronic Data Gathering, Analysis and Retrieval) system maintained by the SEC. The SEC maintains a Web Site (http://www.sec.gov) on the Internet that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC.

     Information  About  the  Company  and Incorporation of Certain Documents by
     ---------------------------------------------------------------------------
Reference. The following sets forth information about the Company. Also, information about the Company is incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998, which is being provided to stockholders along with this Proxy Statement.

BUSINESS  OF  THE  COMPANY

Introduction

     The Company operates a television network called the American Independent Network. The Company has entered into agreements to provide television broadcast stations with programming (television shows) for digital television broadcasting. Such agreements typically provide that the Company retains certain of the advertising time and advertising revenues generated from the programming. At October 13, 1999, the Company provides programs to approximately 25 broadcast stations and expects to program additional television stations in the future either as affiliates of the Company's American Independent Network, a television network, or through arrangements called Local Marketing Agreements ("LMAs"). Currently, television LMAs are not considered attributable interests under Federal Communications Commission ("FCC") multiple television station ownership rules. However, the FCC is considering proposals which would make LMAs attributable. If the FCC were to adopt an order that makes such interests attributable, the Company could be prohibited from entering into such LMAs with other stations in markets in which it already has an LMA with another television station. The Company also owns a fractional interest in each of three permits to construct and operate low power t.v. stations.

The  Company

     The Company was incorporated in the State of Delaware on December 11, 1992 under the name Strictly Business, Inc. On September 16, 1993, the Company changed its name to American Independent Network, Inc. (the "Company" ). The Company's principal offices are located at 6125 Airport Freeway, Suite 200, Haltom City, Texas 76117.

     From inception through March 1994, the Company engaged in no substantive business operations, but was actively seeking and pursuing potential business opportunities. In March 1994, the Company began providing programming, media production, and syndication services to television stations.

Broadcast  Television

     Broadcast television stations, which are licensed and regulated by the Federal Communications Commission ("FCC"), transmit audio and video signals over the air-waves within a designated signal area on a designated frequency. There are three (3) basic types of broadcast television stations operating in the United States today: (1) full-power network affiliates (ABC; NBC; CBS; FOX; WB Network; and Paramount) ("Network Affiliate"); (2) full-power independent stations, such as UHF channels ("Full Power Stations"); and (3) low power independent stations ("LPTV"). A Network Affiliate receives its programs from its network provider and is generally only permitted to air programs of that particular network, with the exception of FOX, WB Network, and Paramount affiliates who must obtain additional programming. Network Affiliates may air programs from other sources, such as local programming, only a few hours per week and may not broadcast programs of any of the other major networks. Independent Stations include both full-power and low-power stations which are not affiliated with one of the major networks and thus, do not have access to network programming. Instead, they must seek their own programming sources, such as that provided by the Company.

Cable  Television

     Cable television was first developed in the 1940's primarily to serve rural communities unable to receive broadcast television signals. Cable television is defined by the FCC as a cable system facility consisting of closed transmission paths and associated signal generation, reception, and control equipment that is designed to provide cable service, including video programming, to multiple subscribers within a designated community. To receive cable transmission, a viewer is required to feed an outside, dedicated wire or cable directly into their home. By 1995, there were more than 11,200 cable systems serving over 60 million subscribers in over 32,000 communities in the United States. Cable system operators range from large multiple system operators that own many systems, to small independent systems that serve as few as several thousand households.

Company  Affiliates

     In late 1996, the Company converted from analog transmission to digital in early compliance with the FCC mandate that all broadcast stations convert to digital transmission by the year 2006. The Company was the first network to convert to digital with multi-channels. As a result of the conversion from analog to digital, the Company's broadcast signal is now transmitted to its Affiliate Stations in digital format, however, most television stations do not have the capability to broadcast a digital signal, thus they are required to decode the Company's digital signal back to analog so that they can rebroadcast the signal to their viewers through their analog transmitter. To enable the Affiliate Stations to decompress the digital signal, the Company furnished each Affiliate Station with digital decoding equipment. However, due to the costs of providing the decoding equipment, the Company was not able to furnish the necessary equipment to all of its existing Affiliate Stations. In addition, Internet users can view the Company's programs on their computers while it is being aired on the network. The Company's web site is located at www.aini.com.

Program  Inventory

     The Company acquires its program inventory by various methods, including licensing the rights from program owners and syndicators, purchasing the rights, or by producing its own programming.

     The vast majority of the Company's programs are procured via license agreements with program owners and syndicators (collectively referred to herein as "Program Owners"). The "National Association of Programers and Television Executives" ("NAPTE") is an annual industry convention where broadcasters, such as the Company, are able to view program offerings, meet with Program Owners, and negotiate licensing terms. The Company's officers have attended several NAPTE conventions and have been successful in negotiating licensing rights to many of its family oriented programs. In addition to contacts generated through the NAPTE convention, the Company has, on occasion, been contacted at its offices by Program Owners seeking to license their programs to the Company. Due to the immense array and amount of programming material available, and the large numbers of Program Owners, the Company has numerous contacts and a variety of products from which to choose and is not dependent upon any one party for its programming selections.

     The form of agreement utilized by the Company to secure licensing rights with program owners and syndicators contains barter terms pursuant to which the Company obtains broadcasting rights to certain identified programming and in exchange, the Company gives the Program Owner advertising time during the broadcast of such programs. In a thirty (30) minute program there are normally eight (8) minutes of commercial time, which time is allocated as follows: three
(3) minutes to the Program Owner; two (2) minutes to the Affiliate Station; and three (3) minutes to the Company. The Program Owner can then sell the advertising time to outside parties, thereby earning income on the licensing of their program to the Company. The contract is generally for a term of 52 weeks and is cancelable by either party upon two (2) weeks written notice. The Company has the right to refuse any program, without prior notice, if the content, subject matter, or production quality does not meet the Company's standards.

     The Company has purchased the rights to select public-domain movies. These purchase arrangements are generally done pursuant to oral contract and involve a one-time payment by the Company. The Company has sole discretion in determining when and how often to run its wholly owned programs. The Company owns approximately 2,000 shows and movies outright, however the majority of the Company's current broadcast list continues to be licensed programs.

     The Company has the facilities to produce its own programming, but due to the wide availability and low cost of finished programing and the high cost associated with producing its own programming, the Company no longer produces its own programs. However, the Company does lease its production facilities and certain equipment to third-parties for their production needs.

     In 1996, the Company made the conversion from analog to digital transmission of its programs in early compliance with the Federal Communications Commission mandate that all broadcast stations convert to digital transmission by the year 2006. Digital technologies enable the network to compress multiple digital channels into the bandwidth currently required for a single analog channel, thereby permitting the network to significantly expand its current channel capacity with a much lower capital investment than would be required lease individual analog channels. As a result of the conversion to digital transmission, the Company was able to expand its single channel to a total of five channels.

     The Company is negotiating with parties to lease its additional three channels on the digital compression system uplinking to the satellite. Broadcast Magazine estimated that there are over 65 new cable channels who have announced that they are ready to commence broadcasting and are seeking channel space.

Marketing  Strategy;  Principal  Markets  and  Customers

     The  Company  generate  revenues  by: (i) the sale of its programming; and,
(ii)  the  sale  of  commercial  advertising  time  within  the  programming.

     Programming--Marketing Strategy: The Company markets its programming to broadcast and cable television stations on the strength of its quality family oriented programming and its attractive barter system pursuant to which the Affiliate Station retains 4 minutes per hour of advertising time. Under this barter system, an Affiliate Station is not required to spend money to receive programming ("no-cost programming"). The Nielsen Designated Market Area Television Households publishes an annual Television Market Rankings which lists the identity of stations, its market, ranking and estimated number of households. The Company contacts many of these stations through direct mailings and other advertisements. In addition, the Company is introduced to potential Affiliate Stations at industry conventions and through other Affiliates' recommendations. Stations also hear about the Company at industry conventions and from other stations, programmers, equipment manufacturers and suppliers, and then contact the Company to inquire about becoming an Affiliate Station. As the Company expands into the top 30 markets, it will make personal visits and telephone calls to the independent stations that it is targeting as good candidates for affiliation with the Company.

     Programming--Customers: The Company's potential customers for its programming includes all television and cable stations. The Company plans to concentrate on adding stations located in the top 30 DMAs.

     A station which has been added as an affiliate of the Company is generally required to broadcast a minimum of 12 hours of the Company's broadcast within a 24 hour period. In general, the terms of the Affiliate Agreement between the Company and each Affiliate Station provides that the Affiliate Station will receive 24 hours of television programming, during which the Affiliate Station may use approximately four (4) minutes per hour for local commercials or other announcements. The Affiliate Agreement also provides that the Affiliate must broadcast the Company's programs in their entirety, submit a weekly affidavit of its broadcast logs showing the number of hours per day that the Company's programming was broadcast on the Affiliate Station, maintain all necessary permits and licenses, and may not preempt or disrupt the Company's national advertisements. Either party may cancel the agreement at any time with thirty
(30)  days  written  notice.

     Upon request, the Company also provides its Affiliate Stations with promotional packages, as well as press releases and recorded audio announcements. Promotional packages may include: (I) customized station IDs;
(ii) Company Network ID's with a common theme designed to show the distinctiveness of the Affiliate Station by its association with the Company's network; (iii) 30 second generic promotions for each element of Company program content; (iv) 10 second and 30 second program-specific promotions for the different programs provided by the Company, including movies and shorts; (v) opening and closing "bumpers" for all programs (a bumper is a short introduction or closing which provides a smooth transition from program segments to commercials and vice-versa); (vi) animated promotions; and (vii) 30 second and 60 second radio commercials promoting the station's affiliation with the Company.

     In exchange for providing the Affiliate Stations with programming and commercial time, the Company retains the remainder of the advertising time which it sells to advertising firms and independent advertisers, and uses to barter with third-parties to acquire additional programs. A critical factor in attracting advertisers is the Affiliate Stations's market since each viewer comprising such market represents a potential customer for the advertiser's product. Therefore, the Company's access to the Affiliates' markets is integral to selling the advertising time.

Advertising  Sales,  Marketing  Strategy  and  Customers

     The Company markets its advertising time to (I) to Program Owners; (ii) Affiliate Stations; and (iii) advertising agencies and independent advertisers.

     Advertising--Program Owners: In exchange for licensing rights to select programming, the Company gives the Program Owner advertising time during the broadcast of such programming. The Program Owner is then able to sell the advertising to outside parties. The Company generally contracts with Program
Owners at the NAPTE convention and accordingly, is not required to actively market this segment of its advertising time.

     Advertising--Affiliate Stations: The Company provides programming and advertising time to its Affiliate Stations in exchange for retaining advertising time and access to the Affiliate Stations' markets. In a traditional broadcasting contract, an affiliate station would retain all available advertising time, which it would then sell to outside advertisers, and the network would receive a fee from the affiliate station. However, the Company believes that by selling retained commercial time to outside advertisers, it is able to generate higher revenues than it would otherwise receive in fees from its Affiliate Stations. Advertising time is generally a component of the programming contract with Affiliate Stations, accordingly, the Company is not required to separately market the advertising time to Affiliate Stations.

     Advertising--Advertisers:  Approximately 25% of the Company's revenues come from sales of commercial time to advertising agencies and independent advertisers. The monetary value of this time is based upon the estimated size of the viewing audience; the larger the audience, the more the Company is able to charge for the advertising time. To measure the size of a viewing audience, networks and stations generally subscribe to nationally recognized rating services, such as Nielsen. Initially, the Company's Affiliate Stations were located in the smaller market areas of the country. However, the Company's goal is to enter into Affiliate Agreements with stations located in the top 30 demographic market areas ("DMA") in order to obtain Nielsen ratings to allow the Company to charge higher rates for their advertising time. Presently, the Company has Affiliate Stations in 3 of the top 25 DMAs and 5 of the top 50 DMAs. Sales of the Company's advertising time to advertising agencies and to independent advertisers is generally by referrals or by advertisers contacting the Company. In some instances, the Company has solicited advertising agencies.

     In addition to sales of its programming and advertising time, the Company also generates revenues through (I) sales of programming time slots to companies desiring to air their own programs; (ii) leasing of its digital satellite channels; (iii) direct response marketing of products advertised on the network; and (iv) leasing of its production facilities.

Competition

     The broadcast industry is highly competitive and, as a result of the wide range of programming available in both the broadcast and cable formats, the Company competes with a large number of competitors, many of whom may offer similar programs. The Company competes for available air time, channel capacity, advertiser revenue, revenue from license fees, number of viewing households, and programming material. The Company believes its strongest competitive advantages are (I) the quality of its family oriented programming;
(ii) its advertising rates; (iii) the markets in which its programming is broadcast; and (iv) its no-cost programming.

     Quality Family Oriented Programming: The Company's programming philosophy is centered on family viewing and it believes that there is strong public support (as evidenced by Congress' hearings on appropriate programming and the recent mandate to add the content ratings symbols on the television screens as the programs are aired) for rated "G" programming which is appropriate for viewing by the entire family. As major networks are permitting more violence, sexual content, and offensive language within their programming, the Company believes that there is a strong and growing contingent of families who will demand programs that are more aligned with their family values. The Company intends to position itself as the "family network" to fill this niche. Although the Company does not believe that its family oriented programming will put it in direct competition with the larger and more established networks, it does believe that its programming, in combination with other factors, will establish the Company as a premiere network.

     Advertising Rates: The Company also competes with other networks on the basis of its advertising rates. The Company's barter system allows it to keep its rates low, thereby making advertising with the Company a viable alternative for many companies whose revenues do not permit them to pay the exorbitant fees required to advertise on the major networks. In addition, as other networks increase the cost of producing shows, such as the recently announced $13,000,000 per episode of E.R. on NBC, they must increase the fees charged to advertisers in order to recoup their expenses. Since the Company does not produce its own shows and has relatively low overhead, it is able to maintain very competitive advertising rates.

     Markets: The leading networks, based upon total number of affiliated stations, are ABC, CBS, NBC, and FOX. Each of these competitors are more established than the Company, have significantly greater name recognition and viewer loyalty, as well as greater industry, financial, distribution and marketing, programming, personnel and other resources than the Company. Moreover, the television market has seen a continual increase in the number of networks, including the addition of Warner Brothers Network (WB) and United
Paramount Network (UPN) in 1994. As the number of networks increase, the Company will face greater competition for available syndicated programs, viewers, and for affiliates who wish to carry their broadcasts. The Company also believes that other forms of quasi-networks, including QVC and the Home Shopping Network and so called "superstations" such as WTBS and WGN, will also be a significant source of competition. At present, the Company is approximately the tenth largest network based upon the total aggregate households covered by the Company's Affiliate Stations. The Company currently broadcasts in 3 of the top 30 DMAs and broadcasts to an aggregate of approximately 5,983,060 households. The Company intends to increase its household viewership by entering into additional markets in the top 30 DMAs.

     No-Cost Programming: In a typical broadcasting arrangement, the network charges the affiliate station a fee to broadcast its programs and the affiliate retains most, if not all, of the advertising time. The fees charged by the networks generally represent a large portion of the affiliate's expenses and may be prohibitive to many of the smaller affiliate stations. The Company is able to compete with the high fees charged by other networks with its no-cost barter arrangement which enables affiliate stations to broadcast quality programs without the usual associated costs. Under the Company's barter system, the Company provides programming and advertising time to its Affiliate Stations and, in exchange, the Company retains advertising time and gains access to the Affiliate Stations' viewing market. The Company earns revenues on its programming by selling the retained advertising time to outside advertisers.

     In addition to the foregoing, the Company believes that the recent introduction of direct satellite services ("DSS") will directly compete with cable systems and increase the pressure for additional channels and services. DSS systems offer their subscribers more than twice as many channels as most cable systems, with better audio and video quality. The price of satellite dishes are competitive with premium cable fees and industry analysts expect the approximately 4.5 million DSS subscribers to increase to 19 million by the year 2000. In December 1997, the Company entered into an agreement with Dominion Sky Angels to add the Company as one of its 16 channels. The channel is delivered through EchoStar via the small 18-inch dish.

     The Company is not dependant upon any one station for a significant portions of its revenues, however, the loss of several stations could adversely effect the Company's results of operations.

     The Company also sells advertising time slots on its programming to various advertisers. The revenues generated by sale of the advertising slots represents approximately 25% of the Company's income, however, taken as a whole, no one company provides a large portion of such income. Accordingly, the Company is not dependent upon one or a few major advertisers, however, the loss of a significant number of advertisers could adversely effect the Company's results of operations.

     The Company is negotiating to lease its additional channels on the digital compression system uplinking to the satellite. Broadcast Magazine has estimated that there are over 65 new cable channels who have announced they are ready to commence broadcasting and are seeking channel space. Accordingly, the Company believes that it will be able to enter into lease agreements for the remaining channels.

     On July 18, 1997, the Company was granted a Radio Station Authorization by the FCC. The Radio Station Authorization, which authorizes the Company to build and operate a domestic fixed transmit/receive C-band earth station (uplink system) on the Company's premises, expires July 18, 2007. This authorization is to be transferred to HTV.

     The Company has entered into license agreements with several syndicators and program owners for the use of their programming. Under the agreements, which are generally non-exclusive, the Company is granted the right to exhibit, distribute and transmit by means of broadcast or cablecast, a particular program. In consideration thereof, the Company provides advertising time during such program to the syndicator. The amount of advertising time, the length, and other terms of the license agreement vary, depending upon the type of program being licensed.

     The Company has also entered into Affiliate Agreements with each of its Affiliate Stations pursuant to which the Company provides programming and other amenities in exchange for advertising time during such programming. The Company either utilizes such advertising time or sells it to third parties. The terms of the Affiliate Agreements vary depending upon the type of programming being provided by the Company, the length of the agreement, as well as other variables.

Government  Regulations

     Broadcasting of the Company's programming, both by the Company and its Affiliates, is subject to the rules and regulations of various federal, state and local agencies. The Company believes that it currently complies with applicable laws and regulations governing cable and television broadcasts, however, in the event that such laws are subsequently modified, there can be no assurance that the Company will be able to continue to comply with such laws. Failure to comply could have serious negative implications for the Company.

Employees

     The Company has 8 full time employees. The Company's employees are not represented by any collective bargaining organization, and the Company has never experienced a work stoppage. The Company believes that its relations with its employees are satisfactory.

Going  Concern  Qualification  by  Independent  Auditors

     The Company's independent auditors have reported that the Company has suffered recurring net operating losses and has a current ratio deficit that raises substantial doubt about its ability to continue as a going concern.

Year  2000  Issues

     The Company has conducted a comprehensive review of its computer systems to identify any business functions that could be affected by the "Year 2000" issue. As the millennium ("Year 2000") approaches, businesses may experience problems as the result of computer programs being written using two digits rather than four to define the applicable year. The Company has conducted a comprehensive review of its computer systems to identify those areas that could be affected by the "Year 2000" issue. Any of the Company's programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If not corrected, this could result in extensive miscalculations or a major system failure.

     The Company relies on industry standard software. Certain manufacturers have already provided the Company with upgraded software to address the "Year 2000" issue and the Company believes that its remaining software manufacturers will modify their programs accordingly. In the event the remaining manufacturers do not upgrade their software packages, the Company will replace such software with programs that address the "Year 2000" issue. The Company believes that by modifying existing software and converting to new software, the "Year 2000" issue will not pose significant operational problems and is not anticipated to require additional expenditures that would materially impact its financial position or results of operations in any given year.

Important  Events

     Field  of  Cotton,  L.P.  On  July  29,  1999,  the  Company effectuated an
     -----------------------
agreement with Field of Cotton, L.P. whereby Field of Cotton, L.P. purchased 6,500,000 shares of common stock of the Company for a total consideration of $4,250,000, in the form of a promissory note in the principal amount of $4,022,600, and $227,400 in cash in the form of funds previously provided to the Company by Field of Cotton, L.P. in 1999.

     Subsequently, on August 20, 1999, Field of Cotton, L.P. announced that it would not be able to provide the financing set forth in the stock purchase agreement. The Company and Field of Cotton, L.P. also agreed in principal that Field of Cotton, L.P. would have the right to air programming on the Company's network under certain conditions during the next three years with a standard barter arrangement for advertising time for Field of Cotton, L.P. on programming provided by Field of Cotton, L.P. The agreement in principal further provides that 275,000 shares of common stock of the Company be issued to Kris Lamans, the General Partner of Field of Cotton, L.P. as compensation for his efforts on the Company's behalf from April through August, 1999, and that Mr. Lamans be granted an option to purchase up to 275,000 shares at an exercise price of $1.50 per share expiring on the earlier of August 20, 2001 or six months after the bid price of the stock is $1.50 or greater. This agreement in principal is subject to a definitive agreement.

     Transactions  with  Hispano Television Ventures, Inc.  In August, 1999, the
     ----------------------------------------------------
Company entered into an Asset Transfer Agreement with HTV whereby HTV agreed to pay certain obligations of the Company totaling $82,500, and the Company agreed to repay this amount to HTV on or before August 20, 1999 and to give HTV eight months of free use of the satellite uplink equipment and the satellite transponder, both of which the Company leases from third parties.

     The Asset Transfer Agreement provided that if the Company did not meet the terms of the Asset Transfer Agreement, then the Company is obligated to immediately transfer and assign (the "Asset Transfer") to HTV: (i) the leases to the uplink equipment and the satellite transponder; and, (ii) the Company's FCC Radio Station Authorization (the "Earth Station License"), which was granted to the Company in 1997. The Earth Station License authorizes the Company to build and operate a domestic fixed transmit/receive C-band earth station uplink system on the Company's premises. The Earth Station License expires in July, 2007. The Company has not yet built the earth station uplink system.

     The Asset Transfer Agreement provided that if the Asset Transfer is effectuated, HTV would allow the Company to use the transferred assets for a fee of $22,500 per month, with one month of free usage, and the Company would be able to continue providing its programming to its network affiliates.

     The leases to the uplink equipment and the satellite transponder, and the Earth Station License were material and major assets of the Company.

     At August 23, 1999, the Company has not repaid HTV and therefore the Company was in default.

     On September 2, 1999, American Independent Network, Inc. (the "Company") closed a transaction (the "HTV Transaction") whereby the Company issued and sold 11,000,000 shares of its common stock to HTV for $500,000 in cash. The Company believes that HTV issued convertible debt to pay for these shares. HTV now owns approximately 57.9% of the presently outstanding shares of common stock of the Company.

     The asset transfer has not been effectuated at this time. As part of the HTV Transaction, HTV will assist in the operations of the Company on an interim basis.

PROPERTY  OF  THE  COMPANY

     The Company's principal offices are located at 6125 Airport Freeway, Haltom City, Texas 76117. The premises measure approximately 13,900 square feet and is used for the Company's general office and administrative purposes, as well as for television programming services, warehouse needs and full-service television studio production. Presently, HTV allows the Company to use this location at no charge on a month to month basis. The Company believes that its space is adequate for its current and future needs.

LEGAL  PROCEEDINGS  OF  THE  COMPANY

1. The Company is a party in litigation styled Bowne of Los Angeles, Inc. v. American Independent Network, Inc., No. 236-177164-99, 236th Judicial District Court of Tarrant County, Texas. This is a suit on a sworn account in the amount of approximately $34,056. Bowne has filed a motion for summary judgment. The Company intends to mount a vigorous defense.

2. The Company is a party in litigation styled WorldCom Inc. v. American Independent Network, Inc., No. 98-05447-1. This suit is for breach of contract for approximately $76,000. This matter is in the discovery phase. The Company has countersued for $2,500,000. The Company intends to vigorously oppose this litigation.

3. The Company is a judgment debtor in litigation styled Ira Weingarten d/b/a Equity Communications v. American Independent Network, Inc., No. 222751, in Santa Barbara County Superior Court, Anacapa Division, California. A judgment in the amount of $59,625 has been entered against the Company. This was a suit for beach of contract.

4. The Company is a party in litigation styled American Independent Network, Inc. v. Charles Coburn, No. 4-98 CV-784-A, U.S. District Court, Northern District of Texas, Ft. Worth Division. This suit is for breach of contract and fraud. This matter has been settled and the Company expects a mutual release to be signed shortly.

5. The Company is a party in litigation styled American Independent Network, Inc. v. Knapp Petersen and Clarke, No. 4-99CV-0124P, U.S. District Court,
Northern District of Texas, Ft. Worth Division and the case was recently transferred to the Southern District of California. This suit relates to fees for legal services. This matter is subject to a binding arbitration agreement.

6. As a result of a matter decided in binding arbitration, the Company had been a judgment debtor in a judgment styled as Showplace Video v. American Independent Network, Inc., No. 98-2154-E, County Court At Law No. 5, Dallas County, Texas. In 1998, Alan Luckett purchased the judgment and released it in exchange for 500,000 shares of common stock of the Company, and for access to the digital uplink equipment of the Company, certain bandwidth of the satellite transponder the Company leases, and the right of first refusal on the Company's transponder rights and equipment leases in the event that the Company ceases operations. Also in connection with the release of judgment, Randy Moseley turned over 719,618 shares, which he owned, to the Company for cancellation, and, Don Shelton, a former director and executive officer of the Company, turned over 719,618 shares, which he owned, to the Company for cancellation.

7. The Company is a judgment debtor in the amount of $11,921 in favor of Witwer, Poltraock & Giampietro in a matter styled Witwer, Poltraock & Giampietro
v. American Independent Network, Inc., No. 98M1152998, Circuit Court of Cook County, Illinois, Municipal Department, First District. This was a suit for legal fees.

8. The Company is a judgment debtor in the amount of $ 90,000 in favor of New Image Video, Inc. in a matter styled New Image Video, Inc. v. American Independent Network, Inc., No. CJ-94-7030-66 in the District Court of Oklahoma County, Oklahoma. This was a breach of contract suit.

9. The Company is a judgment debtor in the amount of $ 18,000 in favor of Tarrant County, Texas for unpaid personal property taxes in Tarrant County, Texas, in a matter styled Tarrant County v. American Independent Network, Inc. No. E12675-97 236th Judicial District Court of Tarrant County, Texas. This Company still owes $3,500 of a settlement amount.

10. The Company is a judgment debtor in the amount of $ 29,862 in favor of Hall, Estill, Hardwick Gable in a matter styled Hall, Estill, Hardwick Gable v. American Independent Network, Inc. No. CJ-98-1217, in the District Court of
Oklahoma  County,  Oklahoma.  This  was  a  suit  for  legal  fees.

11. During the last quarter of 1998, the Company issued 680,000 shares of common stock to Data West and John Priscella pursuant to an agreement to arrange for financing for the Company. No financing was arranged. The Company intends to pursue its claim against Data West and John Priscella to recover these shares of common stock or have them paid for pursuant to the agreement.

MARKET  FOR  COMMON  EQUITY  AND  RELATED  STOCKHOLDER  MATTERS  OF  THE COMPANY

     The Company's common stock is traded on the OTCBB under the symbol "AINW". No trades were reported prior to October, 1998. the quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

                            COMMON STOCK PRICE RANGE

                     HIGH    LOW
                     BID     BID
                    ------  ------
Quarter Ended
December 31, 1998.  $ 1.00  $ .125
March 31, 1999 . .  $2.125  $ .625
June 30, 1999. . .  $2.125  $.3125
September 30, 1999  $.9375  $ .125

     On October 12, 1999, the low bid price of the Company's common stock on the OTCBB was $.125. On October 12, 1999, there were approximately 843 stockholders of record of the common stock.

     In November, 1998, the Company effectuated a 1:5 reverse stock split. All references to share amounts in the Proxy Statement reflect post-reverse-split share amounts.

Transfer  Agent

     The transfer agent and registrar for the Company's Common Stock is Liberty Transfer Company, 191 New York Avenue, Huntington, NY 11743, tel. (516) 385-1616.

Dividend  Policy

     The Company has not paid, and the Company does not currently intend to pay cash dividends on its common stock in the foreseeable future. The current policy of the Company's Board of Directors is to retain all earnings, if any, to provide funds for operation and expansion of the Company's business. The declaration of dividends, if any, will be subject to the discretion of the Board of Directors, which may consider such factors as the Company's results of operations, financial condition, capital needs and acquisition strategy, among others.

MANAGEMENT'S  DISCUSSION  AND  ANALYSIS  OF  THE  COMPANY

     The following discussion should be read in conjunction with the financial statements and notes thereto for the years ended December 31, 1998 and 1997, and the quarter ended June 30, 1999.

Forward  Looking  Statement  and  Information

     This Management Discussion and Analysis contains various forward looking statements which represent the Company's expectations or beliefs concerning future events and involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated include risks and uncertainties relating to demographic changes; existing government regulations and changes in, or the failure to comply with government regulations; competition; the loss of any significant numbers of subscribers or viewers; changes in business strategy or development plans; technological developments and difficulties (including any associated with the Year 2000); the ability to attract and retain qualified personnel; significant indebtedness; the availability and terms of capital to fund the expansion of our businesses. The Company has no obligation to update or revise these forward looking statements to reflect the occurrence of future events or circumstances.

General

   The Company was founded on December 11, 1992 and provides programming, media production and syndication services to television arid cable stations, as well as satellite uplink services to certain cable channels. The Company has a wholly-owned subsidiary, Eureka Media & Trading, Inc., formed in the State of Nevada on September 6, 1995, which has not commenced operations. In 1998, the Company changed the name of its subsidiary to "Senior Channel, Inc."

     The Company originally broadcast its programs via analog transmission and, in 1996, had Affiliate Agreements with over 150 Affiliate Stations. However, in late 1996, the Company converted from analog to digital transmission and in connection with the conversion, was required to provide digital decoding equipment to each of its Affiliate Stations. Due to the cost of providing the decoding equipment, the Company was not able to furnish the equipment to all of its then existing Affiliate Stations. Accordingly, upon conversion, the Company initially entered into Affiliate Agreements with 33 Affiliate Stations. The Company has since entered into Affiliate Agreements to provide family-oriented television to a network of 25 broadcast television stations and cable systems nationwide. The stations serviced by the Company are primarily "independent" broadcast stations, meaning that they have no affiliation with the major network organizations (NBC; ABC; CBS; Fox; WB Network; and Paramount). The Company maintains a library of over 2,000 programs covering a wide array of topics and interests, and includes cartoons, sports, sitcoms, movies, news and weather, comedy, science and health shows, documentaries, and public interest programs. The Company also offers original programs, celebrity golf tournaments, professional boxing, fishing expeditions and interactive programming

Result of Operations -- The year ended December 31, 1998 compared to the year ended December 31, 1997.

     Revenues. Revenues are primarily derived from the Company's programming services, sales of advertising and programming time, and leasing of digital satellite channels. Revenues for 1998 were $377,380 compared to $1,243,145 for 1997, a decrease of $865,765 or 69.6%. The decrease in revenues resulted from a decrease in leasing out of digital channels.

     Cost of Operations. Costs of operations were $772,512 for the 1998 fiscal year and $957,715 for the 1997 fiscal year, a 19.3% decrease. The decrease in 1998 was due to a decrease in up-linking and programming expenses. The $221,861 (38%) decrease in up-linking expenses resulted from the reduction of the Company's spectrum space on the satellite transponder. Programming expenses, which include costs for program development, editing, videotapes and other miscellaneous expenses, increased by $5,022 (4.1%) for fiscal year ended 1998 as compared to the 1997 fiscal year. Programming costs increased as the Company's cost of certain programs increased. Net rental expenses, which include office space, office equipment, and company vehicles decreased by 4.3% in 1998 due to the decrease in office equipment rental cost. Amortization of the Senior Channel increased by $137,936 as 1998 was the first year of the Senior Channel. The reserve for trade credits decreased by $125,138 as no addition to the reserve established in 1997 was deemed necessary in 1998. Depreciation and amortization of leasehold expenses increased by $21,743 (36.7%) in 1998 due to the first full year of depreciation being taken on the digital compression equipment.

     General and Administrative. General and administrative expenses for the fiscal year ended December 31, 1998 were $557,367, an increase of $118,135 or 26.9% more than administrative expenses of $439,232 for fiscal year 1997. The general and administrative expenses represent 147.7% and 35.3% of revenues for fiscal years 1998 and 1997, respectively. The Company's general and administrative expenses consist of operating costs for the Company's headquarters, the salaries of corporate officers and office staff, travel, accounting, legal and other professional expenses, and advertising and promotional costs.

     Interest expense for the fiscal year 1998 was $231,788 and for fiscal year 1997 was $381,654, a decrease of $149,866 or 39.3%. This decrease was due to reduction in the outstanding balance on various bridge loans and Series B Preferred Stock.

     During 1998, at the election of the note holders, the Company converted an aggregate approximate amount of $333,750 in outstanding debt and accrued interest into Common Stock of the Company. As a result of the conversions, the Company expects interest expense for 1999 to be correspondingly reduced.

     Operating Results. The Company had a net operating loss of $2,172,507 for fiscal year ended December 31, 1998. The loss for 1998 was primarily attributed to the decrease of $860,000 in lease revenues from satellite channel space and programming time sales, the provision for doubtful accounts in the amount of $1,584,594, and the amortization of the Senior Channel investment of $137,936.

     The Company had a net operating loss of $2,640,982 for fiscal year ended December 31, 1997. The loss for 1997 was primarily attributed to a provision for doubtful accounts in the amount of $l,584,594, a non-recurring expense in the amount of $380,260 resulting from the conversion of Bride Loans to Common Stock, and a reserve in the amount of $125,138 for trade credits.

Earnings  Per  Share  of  Common  Stock

     The net earnings per common share are based upon the weighted average of outstanding common stock and convertible preferred stock. The outstanding warrants that accompany the preferred stock are not dilutive, therefore, they are not included in the weighted average. In 1998, the net loss per of common stock was $0.59. The loss is reflective of the decrease in revenues and the provision for doubtful accounts and amortization of the Senior Channel investment.

     For fiscal 1997, net loss per share of common stock was $0.18. The loss for fiscal year 1997 is reflective of the provision for doubtful accounts and the costs of converting Bridge Loans to Common Stock.

Result of Operations -- The six months ended June 30, 1999 compared to the six months ended June 30, 1998.

     Revenues. For the six months ended June 30, 1999, revenues were $73,464 and for the comparable six month period in 1998, revenues were $130,385. The decrease in 1999 revenues was due primarily to a decrease in 1999 in satellite channel lease revenues.

     Cost of Operations. For the six months ended June 30, 1999 and June 30, 1998, cost of operations were $393,034 and $365,078, respectively. The increase in cost of operations for the six months ended June 30, 1999, is due primarily to an increase in production expenses and depreciation and amortization.

     General and Administrative. For the six months ended June 30, 1999 general and administrative expenses were $95,740 and for the six months ended June 30, 1998, general and administrative expenses were $267,207. The decrease in general and administrative expenses for the six months ended June 30, 1999 is due primarily to decreases in legal expenses, labor, telephone, transportation, office supplies and sales tax.

     Operating Loss. For the six months ended June 30, 1999, the Company's operating losses were $415,310 and for the comparable period in 1998, the Company's operating losses were $501,900. The loss before income taxes and extraordinary items for the six months ended June 30, 1999 was $540,207 as compared to a loss before income taxes and extraordinary items for the six months ended June 30, 1998 of $687,472. Net loss for the six months ended June 30, 1999 was $579,831 as compared to a net loss for the six months ended June
30,  1998  of  $721,940.  The  decrease  in  the  loss  before  income taxes and extraordinary item in 1999 is due primarily to a decrease in general and administrative expenses and a decrease in other expenses being more than the decrease in revenues (caused by the decrease in satellite channel lease revenues). There was also an increase in cost of conversion of bridge loans and preferred stock.

     Net Loss. For the six months ended June 30, 1999 and March 31, 1998, net loss per share was $.11 and $.04, respectively.

Liquidity  and  Capital  Resources

     The Company has financed its operations through a combination of the issuance of equity securities to private investors, issuance of private debt, loans from affiliates, and cash flow from operations. The Company has cumulative losses of $6,308,230 from inception through December 31, 1998, and cumulative losses of $6,888,061 from inception through June 30, 1999.

     Current liabilities at December 31, 1998 were $2,508,921, which exceed current assets of $42,595 by $2,466,326. At December 31, 1997, current liabilities exceeded current assets by $1,886,269. The decrease in current assets in 1998 as compared to 1997 was primarily the result of the removal of the note receivable. The current liabilities for 1998 decreased by $144,365 as compared to 1997 due primarily to decreases in notes payable and accrued interest of $370,953 and increase in accounts payable of $205,151.

     Current liabilities at June 30, 1999 were $2,649,008 which exceed current assets of $48,933 by $2,600,075. Current liabilities at June 30, 1998 exceeded current assets by $2,215,689. The decrease in current assets in the second quarter of 1999 compared to the second quarter of 1998 was primarily the result of the removal of the note receivable. The current liabilities at June 30, 1999 decreased compared to June 30, 1998 due primarily to decreases in notes payable.

     The Company has been able to generate funds from private placements to finance operations, however, in the event the Company requires additional capital investments, there can be no assurance that a sufficient amount of the Company's securities can be sold to fund the continuing operating needs of the Company.

     Financing activities during 1998 and 1997 consisted of Bridge Loans in the cumulative amount of $2,057,750 and sales of Preferred Stock in the cumulative amount of 2,110,015. Of the combined amount of $4,167,765, approximately $2,205,963 was used for operating expenses, $1,402,802 was paid in issue costs, and $559,000 for debt repayment.

     Management believes that cash flow from operations will not be sufficient to meet the Company's immediate cash needs and to finance future operations. In the past, the Company has been able to generate funds from private placements of debt and equity securities to finance operations. Presently, the company requires additional capital investment in order to sustain it's operations, and it is engaged in discussion with a media company for this purpose. However, there can be no assurance that the Company will be successful in obtaining the necessary operating capital.

Impact  of  inflation

     Management does not believe that general inflation has had or will have a material effect on operations.

Plan  of  Operation

     The proposed plan of operation for the Company for the next 12 months will include efforts to expand operations and production. These efforts may include increasing the number of over-air broadcast affiliates as well as increasing the number of cable households carrying the Company's programming. If the merger is effectuated, the plan will also include the upgrading of programming and the addition of CIN (Cadena Independiente Nacional) as a full time Hispanic Network feed. Cadena Independiente Nacional is a trade name of HTV. The plan also includes continuing the existing general market family channel programming network

     While revenue may be generated from the sale of air time to major advertisers and program sales, the Company's cash requirements may increase significantly for the following reasons:

1.  Anticipated  Increases  in  Satellite  Transponder  Time  costs
2.  Required  Equipment  Upgrades  for  production  and  uplink
3.  Increased  Personnel  requirements  including:
    a.  Traffic  Reporting
    b.  Additional  Master  Control  Staff
    c.  Marketing/Advertising  Account  Staff
    d.  Engineering  Staff
    e.  Administrative/Accounting
4.  Acquisition  of  Television  properties  nationally
5.  Digital  upgrades  associated  with  FCC  requirements
6.  Insurance

     The anticipated increase in costs relative to Satellite Transponder costs is effecting all users. The anticipated needs of cellular phone/pager companies along with Internet and other communications expansions has created pricing increases for all network broadcasters.

     The company has already invested in upgrades in equipment to insure the uplink facility is Y2K compliant, but additional upgrades will be required in order to potentially add other feeds for clients who will pay the Company for this service. Additional equipment will be added to allow the company to produce programming in house for broadcast on the network.

     Operations have been hampered by lack of adequate personnel. Account Executives will be added in order to immediately pursue advertising revenue for the company. Major national accounts require an accurate accounting of programming and air times of their commercial spots (Traffic). Production personnel will be added to provide professional level broadcast quality and editing and commercial production capabilities.

     The planned acquisition of multiple television properties will require top level engineering and appropriate staff to insure continual FCC compliance in these areas.

     Insurance will be maintained on all property and equipment owned by the company.

     While the company will begin to derive revenue from operations prior to the end of 1999, the anticipated operational changes listed above will require more capital than will be generated from operations. A stock offering may be made to generate necessary capital for acquisitions and expansion. Long term debt may be considered in order to restructure existing debt and to make property acquisitions. If made, such property acquisitions will increase the asset base of the company and help to insure programming delivery in key market areas.

Year  2000  Issues

   The Company has conducted a comprehensive review of its computer systems to identify any business functions that could be affected by the "Year 2000" issue. As the millennium ("Year 2000") approaches, businesses may experience problems as the result of computer programs being written using two digits rather than four to define the applicable year. The Company has conducted a comprehensive review of its computer systems to identify those areas that could be affected by the "Year 2000" issue. Any of the Company's programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If not corrected, this could result in extensive miscalculations or a major system failure.

     The Company relies on industry standard software. Certain manufacturers have already provided the Company with upgraded software to address the "Year 2000" issue and the Company believes that its remaining software manufacturers will modify their programs accordingly. In the event the remaining manufacturers do not upgrade their software packages, the Company will replace such software with programs that address the "Year 2000" issue. The Company believes that by modifying existing software and converting to new software, the "Year 2000" issue will not pose significant operational problems and is not anticipated to require additional expenditures that would materially impact its financial position or results of operations in any given year.

     Information  About  HTV.  HTV  is  a  media  firm  which  owns:  100%  of a
     -----------------------
television station in Phoenix, AZ, 89% of a television station in Oklahoma City, OK, broadcast equipment, and a video library. HTV was incorporated in Texas, February 1998. HTV has no independent auditor.

     HTV is the successor company of an established television production company which has delivered programming regionally and nationally since 1990. HTV broadcasts under the trade name CIN (Cadena Independiente Nacional) as a full time Hispanic Network feed. Cadena Independiente Nacional (CIN) is in the primary business of the production and delivery of Hispanic programming to the television market through the establishment of a new Hispanic network. CIN is targeting and negotiating contracts with independent stations to affiliate or acquire for the purpose of developing the next major Hispanic network. CIN also has full production capabilities which includes: studios, editing suites, etc.; thereby enabling CIN to do outside production for others as well as for itself. Programming for CIN will come from outside sources as well as in-house, this will provide for diverse and quality programming. CIN has aired over 2,900 television programs in major US markets, has participated in live Internet concert productions and has recently received accolades for opening the first television stations for Hispanics in the state of Oklahoma.

     CIN has positioned itself to take advantage of the three major weaknesses in the Hispanic television market: 1) lack of programming directed to the acculturated, affluent and educated, second-and third-generation Hispanic; 2) lack of competitive rates available for advertisers; and 3) lack of competition within the Hispanic television community. CIN is in a unique position to maximize the economic and business opportunity that presently exists.

     HTV  has  no  independent  auditor.

     Rights  of Dissenting Stockholders.  Holders of record of shares of capital
     ----------------------------------
stock of the Company who follow the appropriate procedures will be entitled to appraisal rights under Section 262 of the DGCL in connection with the merger. The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is reprinted in its entirety as Attachment "B" to this Proxy Statement. Except as set forth herein, the Company's stockholders will not be entitled to appraisal rights in connection with the merger.

     Under Section 262, record holders of common stock of the Company who follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery and to receive payment of the "fair value" of their shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, as determined by the court. However, no holder of common stock who votes in favor of the merger will be entitled to exercise these rights. Under
Section 262, where a merger agreement is to be submitted for approval and adoption at a meeting of stockholders, as in the case of the Annual Meeting , not less than 20 days prior to the meeting, the Company must notify each of its stockholders of record at the close of business on the Record Date that appraisal rights are available and include in each such notice a copy of
Section 262. THIS PROXY STATEMENT CONSTITUTES THE REQUIRED NOTICE TO HOLDERS OF COMMON STOCK. Any stockholder who wishes to exercise appraisal rights should review the following discussion and Attachment "B" carefully, because failure to timely and properly comply with the procedures specified in Section 262 will result in the loss of appraisal rights under the DGCL.

     A stockholder wishing to exercise appraisal rights must deliver to the Company, before the vote on the approval and adoption of the merger Agreement at the Annual Meeting, a written demand for appraisal of the holder's shares of stock. A vote against the merger will not satisfy this requirement. In addition, a stockholder wishing to exercise appraisal rights must hold of record the shares in question on the date the written demand for appraisal is made and must continue to hold such shares through the Effective Time.

     Only a holder of record of shares of the common stock of the Company is entitled to assert appraisal rights for the shares registered in that holder's name. A demand for appraisal should be executed by or on behalf of the holder of record fully and correctly, as the holder's name appears on the stock certificates.

     If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand should be made in that capacity; if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is agent for the record owner or owners. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners, while not exercising appraisal rights with respect to the shares held for other beneficial owners; in that event, the written demand should set forth the number of shares as to which appraisal is sought (and, where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner). Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by the nominee. All written demands for appraisal of shares should be mailed or delivered to the Company Broadcasting, Inc., 650 Madison Avenue, New York, New York 10022, Attention:
Secretary or Assistant Secretary, so as to be received before the vote on the approval and adoption of the merger Agreement at the Special Meeting.

     Stockholders electing to exercise their appraisal rights under Section 262 must not vote for adoption of the merger agreement and the merger. Accordingly, a vote against Proposal 4, or an abstention with respect to Proposal 4, will not prevent a stockholder from exercising appraisal rights, but a vote in favor of Proposal 4 will prevent the stockholder from exercising appraisal rights. However, if a stockholder returns a signed proxy but does not specify a vote against Proposal 4 or a direction to abstain, then the proxy, if not revoked, will be voted for Proposal 4, which will have the effect of waiving that stockholder's appraisal rights.

     Within 10 days after the Effective Time, the Company, as the Surviving Corporation, must send a notice as to the effectiveness of the merger to each person who has satisfied the appropriate provisions of Section 262. Within 120 days after the Effective Time, but not thereafter, the Company, or any holder of shares entitled to appraisal rights under Section 262 who has complied with the foregoing procedures, may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of such shares. The Company is not under any obligation, and has no present intention, to file a petition with respect to the appraisal of the fair value of the shares. Accordingly, it is the obligation of the stockholders to initiate all necessary action to perfect their appraisal rights within the time prescribed in Section 262.

     Within 120 days after the Effective Time, any record holder of shares who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the Company a statement setting forth the aggregate number of shares of the Company stock with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. The statements must be mailed within 10 days after the Company receives a written request therefor.

     If a petition for an appraisal is timely filed, then, after a hearing on the petition, the Delaware Court of Chancery will determine the holders of shares entitled to appraisal rights and will appraise the "fair value" of the shares, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Holders considering seeking appraisal should be aware that the fair value of their shares as determined under Section 262 could be more than, the same as or less than the value of the merger consideration that they would otherwise receive if they did not seek appraisal of their shares. The Delaware Supreme Court has stated that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. More specifically, the Delaware Supreme Court has stated that: "Fair value, in an appraisal context, measures 'that which has been taken from the stockholder, viz., his proportionate interest in a going concern.' In the appraisal process the corporation is valued 'as an entity,' not merely as a collection of assets or by the sum of the market price of each share of its stock. Moreover, the corporation must be viewed as an on-going enterprise, occupying a particular market position in the light of future prospects." In addition, Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a stockholder's exclusive remedy. The Delaware Court of Chancery will also determine the amount of interest, if any, to be paid upon the amounts to be received by persons whose shares have been appraised. The costs of the action may be determined by the court and taxed upon the parties as the court deems equitable. The court may also order that all or a portion of the expenses incurred by any stockholder in connection with an appraisal (including, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, among others) be charged pro rata against the value of all of the shares entitled to appraisal.

     Any  holder of shares who has duly demanded an appraisal in compliance with
Section 262 will not, after the Effective Time, be entitled to vote the shares subject to the demand for appraisal for any purpose, and will not be entitled to the payment of dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares of the same class or series of stock as of a date prior to the Effective Time).

     If any stockholder who demands appraisal of shares under Section 262 fails to perfect, or effectively withdraws or loses, the right to appraisal provided in the DGCL, then that holder's shares will be converted into the appropriate merger consideration, without interest, in accordance with the merger agreement. A holder of shares will fail to perfect, or will effectively lose, the right to appraisal if no petition for appraisal is filed within 120 days after the Effective Time. A holder may withdraw a demand for appraisal by delivering to the Company a written withdrawal of the demand for appraisal and acceptance of the merger, except that any such attempt to withdraw made more than 60 days after the Effective Time will require the written approval of the Company.

     Failure to follow the steps required by Section 262 for perfecting appraisal rights may result in the loss of appraisal rights.

     The foregoing is a summary of certain of the provisions of Section 262. It is qualified in its entirety by reference to the full text of Section 262, which is attached to this Proxy Statement as Attachment "B" .


                           COMPARATIVE PER SHARE DATA
                                   (UNAUDITED)

     The following table summarizes the per share information for the Company and HTV on a historical, pro forma combined and equivalent basis. The pro forma information gives effect to the merger accounted for as a pooling of interest. You should read this information together with the Company's and HTV's historical and pro forma financial statements and the notes thereto. You should not rely on the pro forma combined information as being indicative of the results that would have been achieved had the companies been combined or the future results that the combined company will experience after the merger.

                       AMERICAN INDEPENDENT NETWORK, INC.
                              PER COMMON SHARE DATA

                                      YEAR  ENDED  DECEMBER  31,
                                        1998     1997     1996
Historical:
  Net income (loss) per share, basic  $ (0.59)  $(0.18)  $(0.12)
  Book value per common share. . . .  $(22.24)  $ 0.78   $ 9.02
Pro forma combined after the merger:
  Net loss per share, basic. . . . .  $ (0.59)  n/a      n/a
  Book value per common share. . . .  $  .002   n/a      n/a

                        HISPANO TELEVISION VENTURES, INC.
                              PER COMMON SHARE DATA

                              YEAR  ENDED  DECEMBER  31,

                                       1998    1997  1996
Historical:
  Net income (loss) per share, basic  $ 0.00   n/a   n/a
  Book value per common share. . . .  $ 0.05   n/a   n/a
Pro forma combined after the merger:
  Net loss per share, basic. . . . .  $(0.59)  n/a   n/a
  Book value per common share. . . .  $0.002   n/a   n/a

                      PRO FORMA GIVING EFFECT TO THE MERGER
                              PER COMMON SHARE DATA

                                  YEAR ENDED DECEMBER 31,
                                    1998    1997  1996
Equivalent Pro forma combined
after the merger:
  Net gain(loss) per share, basic  $(0.59)  n/a   n/a
  Book value per common share . .  $0.002   n/a   n/a

     Financial  Information  About  the  Company  and  Incorporation  of Certain
     ---------------------------------------------------------------------------
Documents  by  Reference.   The following sets forth financial information about
------------------------
the Company. Also, financial information about the Company is incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 which is being provided to stockholders along with this Proxy Statement.

                       AMERICAN INDEPENDENT NETWORK, INC.

                          AUDITED FINANCIAL STATEMENTS

                           DECEMBER 31, 1998 AND 1997

Financial  Statements:                                               Page

Report  of  Independent  Certified  Public  Accountants               F-1

Balance  Sheet  at  December  31,  1998  and
December  31,  1997                                                   F-2

Statement  of  Operations  for  the  Twelve  Months
ended  December  31,  1998  and  1997                                 F-4

Stockholders'  Equity  for  the
Twelve  Months  ended  December  31,  1998  and  1997                 F-5

Statement  of  Cash  Flows  for  the  Twelve  Months
ended  December  31,  1998  and  1997                                 F-6

Notes  to  Financial  Statements                                      F-7

                               JACK F. BURKE, JR.
                           CERTIFIED PUBLIC ACCOUNTANT
                                 P. O. BOX 15728
                         HATTIESBURG, MISSISSIPPI 39404

                          REPORT OF INDEPENDENT AUDITOR

The  Board  of  Directors
American  Independent  Network,  Inc.
Haltom  City,  Texas  76117

I have audited the accompanying balance sheets of American Independent Network. Inc. as of December 31, 1998 and 1997, and the related statements of operations, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of American Independent Network Inc. management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with generally accepted auditing standards Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Independent Network, Inc. at December 31, 1998 and 1997 and the results of its operations and its cash flows for the years ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 19 to the financial statements, the company has suffered recurring net operating losses and has a current ratio deficit which raises substantial doubts about its ability to continue as a going concern. Management's plans in regard to the matters are also described in Note 19. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.


Sincerely,

/s/  Jack  F.  Burke,  Jr.
June  7,1999

                              AMERICAN INDEPENDENT NETWORK, INC.
                                  COMPARATIVE BALANCE SHEET
                                  DECEMBER 31, 1998 AND 1997


ASSETS                                                       1998        1997
  CURRENT ASSETS

       Cash and Cash Equivalents . . . . . . . . . . . .  $    9,807  $   34,768
       Accounts Receivable . . . . . . . . . . . . . . .       2,788       2,250
       Trade Credits Receivable. . . . . . . . . . . . .      30,000      30,000
       Note Receivable Net (Doubtful Accounts $700,000).           0     700,000
                                                          ----------  ----------
            TOTAL CURRENT ASSETS . . . . . . . . . . . .      42,595     767,018
                                                          ----------  ----------

  PLANT, PROPERTY AND EQUIPMENT

       Leasehold Improvements. . . . . . . . . . . . . .      22,851      22,851
       Less Amortization . . . . . . . . . . . . . . . .      -8,608      -8,028
       Equipment and Furnishings . . . . . . . . . . . .     130,642     125,096
       Digital Compression Equipment . . . . . . . . . .     845,092     831,391
       Accumulated Depreciation. . . . . . . . . . . . .    -184,400    -103,954
                                                          ----------  ----------
            TOTAL PLANT, PROPERTY AND EQUIPMENT. . . . .     805,577     867,356
                                                          ----------  ----------

  OTHER ASSETS

       Trade Credits Receivable Net (Allowance $125,138)     231,990     261,990
       Other Investments . . . . . . . . . . . . . . . .     564,489     893,658
       Note Receivable Net (Doubtful Accounts $884,595).           0     884,595
                                                          ----------  ----------
            TOTAL OTHER ASSETS . . . . . . . . . . . . .     796,479   2,040,243
                                                          ----------  ----------

            TOTAL ASSETS . . . . . . . . . . . . . . . .  $1,644,651  $3,674,617
                                                          ----------  ----------

                  The Accompanying "Notes to Financial Statements"
                 Are An Integral Part of These Financial Statements

                              AMERICAN INDEPENDENT NETWORK, INC.
                                  COMPARATIVE BALANCE SHEET
                                  DECEMBER 31, 1998 AND 1997


LIABILITIES AND STOCKHOLDER'S EQUITY                   1998         1997
  CURRENT LIABILITIES

       Accounts Payable. . . . . . . . . . . . . .  $   382,555  $   177,404
       Notes Payable . . . . . . . . . . . . . . .    1,603,529    2,133,930
       Accrued Interest - Notes. . . . . . . . . .      278,979      119,530
       Advances from Affiliates. . . . . . . . . .       31,038        9,602
       Interest Due Preferred Shareholders . . . .       37,440       37,440
       Equipment Lease Payments. . . . . . . . . .      175,380      175,380
                                                    -----------  -----------
            TOTAL CURRENT LIABILITIES. . . . . . .    2,508,921    2,653,286
                                                    -----------  -----------

  LONG TERM DEBT

       Deferred Income Tax . . . . . . . . . . . .            0      661,824
       Equipment Lease Payments. . . . . . . . . .      109,003      216,407
                                                    -----------  -----------
            TOTAL LONG TERM DEBT . . . . . . . . .      109,003      878,231
                                                    -----------  -----------

            TOTAL LIABILITIES. . . . . . . . . . .    2,617,924    3,531,517
                                                    -----------  -----------

  STOCKHOLDER'S EQUITY

       Preferred Stock - 1,000,000 shares $1 Par
           Authorized - 1997  53,427 shares issued
           1998  42,427 shares issued. . . . . . .       42,427       53,427
       Common Stock - 20,000,000 shares authorized
           1997 issued  18,232,505 @ $.01 Par . . .                   182,325
           1998 issued  4,375,623 @ $.05 Par . . .      218,780
       Additional Paid in Capital. . . . . . . . .    5,073,750    4,511,821
       Retained Earnings . . . . . . . . . . . . .   -6,308,230   -4,135,723
       Note Receivable . . . . . . . . . . . . . .            0     -468,750
                                                    -----------  -----------
            Total Stockholder's Equity . . . . . .     -973,273      143,100
                                                    -----------  -----------

  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY . . .  $ 1,644,651  $ 3,674,617
                                                    -----------  -----------

                  The Accompanying "Notes to Financial Statements"
                 Are An Integral Part of These Financial Statements

                     AMERICAN INDEPENDENT NETWORK, INC.
                     COMPARATIVE STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998 AND 1997


                                                        1998          1997
  REVENUES
  INCOME FROM NETWORK OPERATIONS . . . . . . . . .  $    377,380  $  1,243,145
                                                    ------------  ------------


  COST AND EXPENSES:
       Satellite Rental. . . . . . . . . . . . . .       360,000       581,861
       Programming Expenses. . . . . . . . . . . .        24,992        12,162
       Productions Expenses. . . . . . . . . . . .       103,750       111,558
       Depreciation. . . . . . . . . . . . . . . .        80,445        54,692
       Amortization of Leasehold . . . . . . . . .           580         4,590
       Amortization of Senior Channel. . . . . . .       137,936             0
       Rental Expense (Net). . . . . . . . . . . .        64,809        67,714
       Provision for Doubtful Accounts . . . . . .     1,584,595     1,584,595
       Administrative Expenses . . . . . . . . . .       557,367       439,232
       Reserve for Trade Credits . . . . . . . . .             0       125,138
                                                    ------------  ------------
            TOTAL COST AND EXPENSES. . . . . . . .     2,914,474     2,981,542
                                                    ------------  ------------

            NET INCOME (LOSS) FROM OPERATIONS. . .    -2,537,094    -1,738,397
                                                    ------------  ------------

            OTHER INCOME - GAIN ON SALE OF ASSETS.             0       785,257
                                                    ------------  ------------

  OTHER EXPENSES
       Interest Expense (Net). . . . . . . . . . .       231,789       381,654
      Amortization of Debt Issue Cost. . . . . . .             0       250,135
       Loss on Sale of Assets. . . . . . . . . . .        31,798        13,969
                                                    ------------  ------------
            TOTAL OTHER EXPENSES . . . . . . . . .       263,587       645,758
                                                    ------------  ------------

  GAIN (LOSS) BEFORE INCOME TAXES AND
         EXTRAORDINARY ITEM. . . . . . . . . . . .    -2,800,681    -1,598,898

  INCOME TAX BENEFIT (EXPENSE) . . . . . . . . . .       661,824      -661,824
                                                    ------------  ------------

  NET (LOSS) BEFORE EXTRAORDINARY ITEM . . . . . .    -2,138,857    -2,260,722

  EXTRAORDINARY ITEM
       Cost of Conversion of Bridge Loans
         To Common Stock . . . . . . . . . . . . .       -33,650       380,260
                                                    ------------  ------------

  NET (LOSS) . . . . . . . . . . . . . . . . . . .   -$2,172,507   -$2,640,982
                                                    ------------  ------------

  EARNINGS PER SHARE OF COMMON STOCK . . . . . . .        -$0.59        -$0.18

  WEIGHTED AVERAGE SHARES. . . . . . . . . . . . .     3,705,036    14,834,322

                  The Accompanying "Notes to Financial Statements"
                 Are An Integral Part of These Financial Statements

                                        AMERICAN INDEPENDENT NETWORK, INC.
                                 COMPARATIVE ANALYSIS OF STOCKHOLDER'S EQUITY
                             FOR THE TWELVE MONTH ENDED DECEMBER 31, 1998 AND 1997


                                                                                  ADDITIONAL
                                     PREFERRED    STOCK      COMMON      STOCK      PAID-IN       NOTE       RETAINED
                                      SHARES     AMOUNT      SHARES      AMOUNT     CAPITAL    RECEIVABLE    EARNINGS
Balance December 31, 1996 . . . . .    107,546  $ 107,546   14,045,268  $140,453  $ 2,513,734  $         0  -$1,494,741
Preferred A Shares Issued . . . . .    175,154    175,154                             963,347
Issued Cost of Preferred B                                                           -547,999
Preferred Stock Conversions . . . .   -229,273   -229,273      458,546     4,585      224,688
Bridge Loan Conversions                                      1,653,691    16,537      810,051
Sale of Common Stock                                           200,000     2,000       98,000
Sale of Common Stock for
     Note Receivable. . . . . . . .                          1,875,000    18,750      450,000     -468,750
Net Loss for the Year Ended
     December 31, 1997. . . . . . .                                                                          -2,640,982
                                                                                                            -----------
BALANCE DECEMBER 31, 1997 . . . . .     53,427     53,427   18,232,505   182,325    4,511,821     -468,750   -4,135,723

Preferred Stock Conversions . . . .    -11,000    -11,000       22,000       220       10,780
Bridge Loan Conversions                                        208,021     2,080       85,805
Reverse Sale of Common Stock
     for Note Receivable. . . . . .                         -1,875,000   -18,750     -450,000      468,750
Common Issued  for Financing. . . .                          3,400,000    34,000      -34,000
Adjustment to reflect reverse split
     of Common of 1 for 5 . . . . .                        -15,990,005
Affiliate Debt Forgiveness. . . . .                                                   688,726
Net Loss for the Year Ended
     December 31, 1998. . . . . . .                                                                          -2,172,507
Post Split Bridge Loan
     Conversions. . . . . . . . . .                            378,102    18,905      260,618
                                                           -----------  --------  -----------
BALANCE DECEMBER 31, 998. . . . . .     42,427  $  42,427    4,375,623  $218,780  $ 5,073,750  $         0  -$6,308,230
                                     ---------  ---------  -----------  --------  -----------  -----------  -----------

                                The Accompanying "Notes to Financial Statements"
                              Are An Integral Part of These Financial Statements

                       AMERICAN INDEPENDENT NETWORK, INC.
                       COMPARATIVE STATEMENT OF CASH FLOW
              FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998 AND 1997


                                                          1998          1997
CASH FLOWS PROVIDED (USED)
     BY OPERATING ACTIVITIES
     Net Gain (Loss) . . . . . . . . . . . . . . . .   -$2,172,507   -$2,640,982
     Adjustment to reconcile net income to net
         cash from operating activities:
     Amortization of Leasehold . . . . . . . . . . .           580         4,570

     Depreciation. . . . . . . . . . . . . . . . . .        80,445        54,712
     Amortization of Senior Channel. . . . . . . . .       137,936             0
     Sale of Assets with Note Receivable . . . . . .     1,584,595     1,584,595
     Provision for Doubtful Accounts . . . . . . . .             0      -785,257
     Reserve for Trade Credits . . . . . . . . . . .             0       125,138
     Non Cash Operating Expenses . . . . . . . . . .             0         3,991
     Accounts Receivable . . . . . . . . . . . . . .          -538         8,480
     Non Cash Revenues . . . . . . . . . . . . . . .             0      -120,000
     Cost of Loan Conversion to Common Stock . . . .        33,650       380,260
     Trade Credits Receivable. . . . . . . . . . . .        30,000        45,000
     Deferred Tax Benefit. . . . . . . . . . . . . .      -661,824             0
     Deferred Tax Credit . . . . . . . . . . . . . .             0       661,824
     Investment in Stocks. . . . . . . . . . . . . .       196,455             0
     Accounts Payable. . . . . . . . . . . . . . . .       205,152      -106,932
     Accrued Interest. . . . . . . . . . . . . . . .       159,449        -1,964
     Conversion of Interest Payable to Common Stock.             0       165,612
     Advances from Affiliates. . . . . . . . . . . .        21,436         4,561
     Customer Deposits . . . . . . . . . . . . . . .             0       -20,000
     Investment in Senior Channel. . . . . . . . . .             0      -689,680
                                                      ------------  ------------
TOTAL CASH USED BY OPERATING ACTIVITIES. . . . . . .      -385,171    -1,326,072
                                                      ------------  ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Investment in Equipment . . . . . . . . . . . .       -19,247       -99,915
     Investment in Film Library. . . . . . . . . . .        -5,222        -7,523
                                                      ------------  ------------
TOTAL CASH FLOW FROM INVESTING ACTIVITIES. . . . . .       -24,469      -107,438
                                                      ------------  ------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
     Note Payable (Decrease) Increase . . . . . . . .      -196,651       819,580
     Long Term Lease (Decrease). . . . . . . . . . .      -107,404      -101,650
     Preferred Stock Increase. . . . . . . . . . . .             0       175,154
     Common Stock Increase . . . . . . . . . . . . .             0         2,000
     Debt Forgiveness by Affiliate . . . . . . . . .       688,734             0
     Additional Paid-In Capital Increase . . . . . .             0       513,348
                                                      ------------  ------------
TOTAL CASH PROVIDED BY FINANCING ACTIVITIES. . . . .       384,679     1,408,432
                                                      ------------  ------------

Net Cash Increase (Decrease) . . . . . . . . . . . .       -24,961       -25,078

Cash, Beginning of Period. . . . . . . . . . . . . .        34,768        59,846

CASH AT END OF YEAR. . . . . . . . . . . . . . . . .  $      9,807  $     34,768
                                                      ------------  ------------

                  The Accompanying "Notes to Financial Statements"
                 Are An Integral Part of These Financial Statements

                       AMERICAN INDEPENDENT NETWORK, INC.
                    NOTES TO COMPARATIVE FINANCIAL STATEMENTS
                         DECEMBER  31,  1998  AND  1997


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

CASH  AND CASH EQUIVALENTS - Consist of cash balances. Cash and cash equivalents consist of highly liquid investments with an original maturity date of ninety days or less. The company does not have any cash equivalents.

TRADE CREDITS RECEIVABLES - The company owns trade credits in the amount of $387,128 at December 31,1998 and $417,128 at December 31, 1997. As defined by the International Reciprocal Trade Association, a trade dollar is a unit of account that denotes the right to receive (receivable) or the obligation to pay (a payable), one US dollar worth of goods and services within a barter system or network. While all of the trade credits may be used by the company at any time, the company has shown a pattern of using $25,000 to $30,000 worth of the credits in each of the past two years. Therefore the company's trade credits are being classified as current $30,000 and other assets of $231,990 at December 31, 1998. The trade credits were obtained in 1994 in exchange for an investment in common stock and was valued at the fair value of the investment in common stock. The company uses the credits primarily for travel expense. The company, has also exchanged trade credits for computer equipment and legal services. Management does not consider impairment under FAS 121 is appropriate as management intends to fully utilize the credits and the credits do not have an expiration date. Due to the slow rate of usage, the company has established a valuation account of $125,138. The trade group, the company is a member of, currently has over twenty four hundred participants.

ACCOUNTS RECEIVABLE - Allowance for doubtful accounts. The company has accounts receivable at December 31, 1998 of $2,788 owed by regular customers. Management deems this amount to be fully collectible. No allowances for doubtful accounts is necessary. At December 31, 1997 the total accounts receivable was $2,250.

PLANT, PROPERTY AND EQUIPMENT - Plant, property and equipment is recorded at cost.

DEPRECIATION AND AMORTIZATION - The cost of plant, property and equipment is depreciated over the estimated useful life of the assets ranging from equipment at 5 years to leasehold improvements at 20 years. Book depreciation and income tax depreciation are on a straight line basis. For income tax information see
Note  3.

INCOME TAXES - The company accounts for income taxes under Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS 109). SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than enactments of changes in the tax law or rates. Income tax accounting information is disclosed in Note 3 to the comparative financial statements.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

OTHER  ASSETS  -  Consist  of  the  following:

                                              1998      1997
                                            --------  --------
     Investment  in  Stocks                 $      0  $196,455
     Film  Library                            12,745     7,523
     Investment  in  Senior  Channel         551,744   689,680
                                            --------  --------
          Total  Other  Assets              $564,489  $893,658

OTHER COMPREHENSIVE INCOME - The company does not have any other comprehensive income. Other comprehensive income and net income (loss) are the same.

NOTE  2  -  NOTES  PAYABLE

Notes  Payable  at  December  31,  1998  consist  of  the  following  notes:

                                       DUE                            ACCRUED
       CREDITOR                        DATE    INTEREST   PRINCIPAL   INTEREST
Shelley Media Marketing*              9/30/98        10%  $   85,279  $   5,100
Cleveland  Broadcasting*              9/30/98        10%       1,632      1,000
Pacific Acquisition Group            12/31/98        11%     250,500     25,050
Bridge Loans                         10/31/97        15%   1,266,118    242,534
                                                          ----------  ---------
          Total                                           $1,603,529  $ 273,684
                                                          ----------  ---------

Advances from Other
     Affiliated Companies            Demand          10%      31,038      5,295
                                                          ----------  ---------
          Total                                           $1,634,567  $ 278,979
                                                          ----------  ---------

*Affiliated Companies

Notes  Payable  at  December  31,  1997  consist  of  the  following  notes:

                                       DUE                            ACCRUED
         CREDITOR                      DATE    INTEREST   PRINCIPAL   INTEREST
Shelley Media Marketing*              9/30/98        10%  $   51,100  $       -
Cleveland Broadcasting*               9/30/98        10%      26,089          -
ATN Network, Inc.*                    9/30/98        10%     284,241          -
Pacific Acquisition Group            12/31/98        11%     250,500          -
Bridge Loans                         10/31/97        15%   1,522,000    119,530
                                                          ----------  ---------
           Total                                           2,133,930    119,530

Advances from Other
     Affiliated Companies            Demand          10%       9,602      2,295
                                                          ----------  ---------
           Total                                          $2,143,532  $ 121,825
                                                          ----------  ---------

*Affiliated  Companies

NOTE  3  -  INCOME  TAXES

DEFERRED  INCOME  TAX  LIABILITY  CONSIST  OF  THE  FOLLOWING  COMPONENTS:

Provision for Income Taxes:          1998          1997
Current                           $        -   $         -
Deferred Liability                 1,137,548    (1,137,548)
Less Tax Asset - Carryover          (475,724)      475,724
                                  -----------  ------------
Total Provision for Income Taxes  $  661,824   $  (661,824)
                                  -----------  ------------

Installment  sale  in  1997  which  created  deferred
tax  liability  of  $1,137,548  and  a  current  1997
tax expense of $661,824 has been canceled reducing the tax liability to $0.

The tax effects of temporary differences that give rise to deferred income by Assets and liabilities at December 31, are as following:

DEFERRED INCOME TAX ASSETS                                   1998        1997
Net operating loss                                       $  698,290  $  683,201
Valuation account                                           698,290    (207,477)
                                                         ----------  -----------
                                                         $        -  $  475,724
                                                         ----------  -----------

DEFERRED INCOME TAX LIABILITIES
Installment sale method on Notes Payable                             $1,137,548
Valuation allowance                                                    (475,724)
                                                                     -----------
Net deferred tax asset liability                                     $ (661,827)

The company has net operating losses (NOLs) at December 31, 1998 of approximately $4,730,842.
These NOLs expire as follows:

                                                   2010  $   70,912
                                                   2011   1,191,269
                                                   2012     635,367
                                                   2018   2,833,294
                                                         ----------
                                                         $4,730,842
                                                         ----------

The company has capital loss carryover of $46,036
Capital loss carryover will expire as follows:

                                                   2002  $   14,238
                                                   2003      31,798
                                                         ----------
                                                         $   46,036
                                                         ----------

Realization of deferred tax assets associated with the NOLs and net capital loss carryovers is dependent on generating sufficient taxable income prior to their expiration. Due to the uncertainty of the company's ability to generate such income with the possibility that these carryovers may expire unused, management has established a valuation account against them.

NOTE  4  -  SUPPLEMENTAL  CASH  FLOW  INFORMATION

                   1998      1997
CASH USED FOR:
Interest          $63,441  $127,861
Taxes             $     -  $      -

NOTE  5  -  DISCLOSURE  ABOUT  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of Each class of financial instrument where it is practicable to estimate that value:

NOTE RECEIVABLE - The carrying amount approximates fair value because each is valued at estimated discounted future cash flows.

LONG TERM INVESTMENTS - The fair value of these investments are estimated based on quoted market prices for those and similar investments.

NOTES PAYABLE - The carrying value approximates fair value because of the short Maturity date of these investments.

The estimated Fair Values of the company's Financial Instruments are as follows:

                                   1998                   1997
                           CARRYING      FAIR      CARRYING      FAIR
                            AMOUNT      VALUE       AMOUNT      VALUE
Notes Receivable          $        -  $        -  $1,584,595  $1,584,595
Long Term Investments              -           -     196,455     390,910
Accounts Payable             382,555     382,555     177,404     177,404
Equipment Lease Payments     284,383     255,945     391,787     354,219
Notes Payable             $1,603,529  $1,603,529  $2,133,930  $2,133,930

NOTE  6  -  LEASE  OBLIGATIONS  AND  LONG  TERM  DEBT  DISCLOSURE

The  company  is  obligated  on  three  leases.  The  leases  are  as  follows:

BUILDING - The company utilizes the spaces as both corporate offices and studios. The lease is $5,400 per month and expired May 31, 1998.The lease was renewed for 36 months at $6,368 per month and expires February 2002.

EQUIPMENT - The company has entered a master equipment lease (digital compression equipment) for a period of thirty-six months ending December 31, 1999. The lease has a fair market value purchase option at the end of the lease. Total lease obligation is $390,996 and the lease has been treated as a capital lease. In May 1997, the company entered into a lease for additional digital equipment for a period of 36 month with payments of $4,302 per month. The lease period is from June 1, 1997 to May 1, 2000. The lease has been capitalized.

SATELLITE  -  The  company  leased  satellite transponder space under an initial
Operating lease. The lease is for three years ending July 31, 1999 with a total lease obligation of $2,250,000. The company has modified its lease reducing its satellite band width from 24 MHZ to 8 MHZ which reduces its future lease cost from $1,187,500 to $619,848 under the ease modification. The company pays the new lease balance at the rate of $30,000 per month during the period January 1, 1998 through July 1, 1999 when the lease terminates.

Details  of  lease  obligations  are  as  follows:

      CAPITALIZED   CAPITALIZED    OPERATING
       EQUIPMENT     EQUIPMENT    TRANSPONDER   BUILDING
        LEASE #1      LEASE #2       LEASE        LEASE
1999  $    123,756  $     51,624  $    210,000  $  76,200
2000        87,493        21,510                   76,200
2001                                               31,750

NOTE  7  -  SALE  OF  ASSETS

AIN entered into an agreement with Media Fund, Inc. dated December 10, 1997. This agreement materially affects the financial statements and AIN daily operations.

Media Fund, Inc., under the provisions of the above agreement, gave to AIN a promissory note in the amount of $5,000,000. The agreement has certain restrictions as to the use of funds received from Media Fund, Inc. (see below).

AIN exchanged the following assets of the company for the $5,000,000 promissory note.

Note Receivable (Present Value)           $ 3,637,940
Common Stock 1,875,000 shares @ $.25          468,750
                                          ------------
                                          $ 3,169,190
                                          ------------

BOOK VALUE OF ASSETS SOLD
Prepaid Television Inventory              $ 1,426,933
Other Long Term Assets (Trade Due Bills)      837,000
Accounts Receivable (Inet, Inc.)              120,000
                                          ------------
Total Asset Book Value                      2,383,933
                                          ------------
Gain on Sale                              $   785,257
                                          ------------

AIN canceled this transaction in September 1998 for non-payment by Media Fund ,Inc. and the following accounts were affected by the cancellation:

Note Receivable, Net of Reserves          $(2,053,345)
Deferred Tax Liability                      1,137,548
Deferred Tax  Benefit                         447,047
Common Stock                                   18,750
Paid in Capital                               450,000

NOTE  8  -  RELATED  PARTIES

The company has engaged in transactions with certain other enterprises that are Affiliated companies. These companies are controlled by the management and Principals stockholders of American Independent Network Inc. The controlled companies transactions are as follows:

                                  1998                  1997
                                  FUNDS                 FUNDS
                          BORROWED    REPAID   BORROWED       REPAID
Cleveland Broadcasting               $ 24,457             $       12,185
San Antonio               $  10,000    11,064                      2,200
  Broadcasting (3)
TV Channel 22  (3)           22,500         -     12,310           5,500
LYN Broadcasting                  -         -                (1)   4,500
ATN Network                       -   255,812  $ 579,250   (2)  $320,376
Shelley Media Marketing   $ 707,896  $673,717

(1)  Repaid  with  common  stock  issued  at  $3.25  per  share
(2)  Repaid  $100,000  with  common  stock  at  $0.10  per  share
(3)  Other  affiliated  companies

NOTE  -  9  PREFERRED  STOCK

Preferred stockholder's may convert one share of preferred stock into two shares Of common stock. Preferred stockholder's also receive nine percent interest per annum in lieu of dividends. Summary of preferred stock transactions are as follows:

Number of Preferred B Shares sold in 1996 per Comparative
Analysis of Stockholder's Equity                                 107,546
Number of Preferred B Shares sold in 1997 per Comparative
Analysis of Stockholder's Equity                                 175,154
                                                                ---------
     Total number of Preferred B Shares Sold                     282,700

Number of Preferred B Shares converted to common stock in 1997 at the rate of two common for each Preferred B,
which would equal 480,546 shares of common stock.               (229,273)
                                                                ---------
Number of Preferred B Shares outstanding at December 31, 1997     53,427

Number of Preferred B Shares converted to common stock in 1998 at the rate of two common for each Preferred B, which would
equal 22,000 shares of common stock                              (11,000)
                                                                ---------
Number of Preferred B Shares outstanding at December 31, 1998     43,427
                                                                ---------

NOTE  10  -  SENIOR  CHANNEL

The company acquired the Copyright to the Senior Channel in exchange for accounts receivable in the amount of $689,680 due to the company from the owners of the Senior Channel Copyright. The Senior Channel has twenty-four hour programming per day. There was no gain or loss recognized when accounts receivable for the Senior Channel was converted into Investment in Senior Channel. The company's projections indicate that the cost will be recovered in four to to five years. The company continues to evaluate this asset quarterly and will amortize the cost over five years and at December 31, 1998 had amortized $137,936 of the cost.

NOTE  11  -  INVESTMENT  IN  COMMON  STOCK

The company owned 368,100 shares of Quick Tent, Inc. (NASD Small Cap QTNT) at December 31, 1997. The company sold Quick Tent, Inc. stock in 1998 resulting in a loss of $31,748. This investment is included in Other Investments at December 31, 1997.

NOTE  12  -  FILM  LIBRARY

The film library consist of approximately 2,000 films and television produced Tapes at a cost of $12,745.

NOTE  13  -  BRIDGE  LOAN

In 1997 Bridge Loan holders had the right to convert their loan to common stock at $3.25 per share, $431,118 of loans were converted into 132,652 shares in that year. To equate the the difference between market price of $0.25 per share and the conversion price of $3.25 an additional 1,521,039 common shares were issued in 1997. In 1998 $333,750 of bridge loans was converted to 450,731 shares of common stock at an as average price of $0.74 per share. An additional 134,602 shares were issued to equalized with the market.

NOTE  14  - RECONCILIATION OF CHANGES IN NOTES PAYABLE TO CASH FLOW GENERATED BY
            INCREASE  IN  NOTES  PAYABLE

Notes Payable 1998                        $1,603,529
Notes Payable 1997                         2,133,930
                                          -----------
Net Change                                  (530,401)

Notes Paid by Conversion to Common Stock     333,750
                                          -----------
Net Cash Used by Notes Payable            $ (196,651)
                                          -----------

NOTE  15  -  CAPITAL  STOCK

During 1998, the company declared a 1 for 5 reverse split in its common stock. At the time of the reverse split in November 1998, there were 19,987,526 shares outstanding. After adjusting the outstanding shares for the 1 for 5 reverse split, there were 3,997,521 shares outstanding.

NOTE  16  -  STOCK  ISSUED  FOR  FINANCING

The company issued 3,400,000 shares of common stock for no consideration for which the company was to receive financing. As financing has not materialized, the company is in the process of retrieving the stock. After the split the stock amount is 680,000 shares.

NOTE  17  -  DEBT  FORGIVENESS  BY  AFFILIATE

An affiliated company has forgiven its debt from American Independent Network in the amount of $688,734. Pursuant to Accounting Principal Board Opinion Number 26, this has been treated as a contribution to capital. There are no tax effects as the company has no tax asset or liability.

NOTE  18  -  LEGAL  MATTERS

The company has had several judgments rendered against it. One judgement has Resulted in a receivership in 1999. Judgments in place at December 31, 1998 are as follows:

      JUDGEMENT ENTERED FOR                      AMOUNT
Witner, Poltrck & Giampietro                   $    11,921
Hall, Estill, Hardwick & Gable                      29,862
New Image Video                                     90,000
Tarrant County Appraisal District                   18,000
Ira Weingarten/Equity Communications                60,000
Showplace Video                                     56,000  Converted to receivership in 1999
Bowne of Los Angeles, Inc.                          34,056
WorldCom Inc.                                       76,000

Knapp Petersen and Clarke                        __________  In arbitration
                                               $   375,839

These  amounts  are  included  in  accounts  payable.

NOTE  19  -  GOING  CONCERN

As shown in the accompanying financial statements the company has had recurring net operating losses resulting in cash flow problems. All of the company's debt is short term resulting in a substantial current ratio deficit (current liabilities and long term liabilities due within twelve months are greater than current assets and assets available for use within twelve months). These circumstances raise substantial doubt as to the company's ability to continue as a going concern. Such conditions may prevent the company from meeting its liabilities within a timely manner.

Management is seeking and believes it will succeed in attracting new debt and equity capital. Management believes that it will obtain sufficient capital to be able to fund an agreement with its creditors and revitalize its sales efforts which it is believed will internally generate sufficient funds for continued operations.

The financial statements do not include any adjustments that might be necessary if the company is unable to continue as a going concern.

                             AMERICAN INDEPENDENT NETWORK, INC.

                               REVIEWED FINANCIAL STATEMENTS

                              JUNE 30, 1998 AND JUNE 30, 1999

                     AMERICAN INDEPENDENT NETWORK, INC.

                             TABLE OF CONTENTS


    Independent Auditor's Review . . . . . . . . . . . . . . . . . .  1

    Comparative Balance Sheet ( Assets). . . . . . . . . . . . . . .  2

    Comparative Balance Sheet (Liabilities and Stockholders' Equity)  3

    Comparative Statement of Operations. . . . . . . . . . . . . . .  4

    Comparative Analysis of Stockholders' Equity . . . . . . . . . .  5

    Comparative Statement of Cash Flow . . . . . . . . . . . . . . .  6

    Notes to Comparative Financial Statements. . . . . . . . . . . .  7

                               JACK F. BURKE, JR.
                           CERTIFIED PUBLIC ACCOUNTANT
                                 P. O. BOX 15728
                         HATTIESBURG, MISSISSIPPI 39404

                                  REVIEW REPORT


I have reviewed the accompanying balance sheet of American Independent Network, Inc. as of June 30, 1999 and the related statements of income, retained earnings, and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of American Independent Network, Inc.,

A review consist principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the company will continue as a going concern. As discussed in Note 18 to the financial statements, the company has suffered recurring net operating losses and has a current ratio deficit which raises substantial doubts about its ability to continue as a going concern. Management's plans in regard to the matters are also described in Note 18. The financial statements do not include any adjustments that might result from the outcome of the uncertainty.

Sincerely,



Jack  F.  Burke,  Jr.
October  14,  1999

                  AMERICAN INDEPENDENT NETWORK, INC.
                      COMPARATIVE BALANCE SHEET
                       JUNE 30,  1999 AND 1998


                                               1999        1998
                      ASSETS

  CURRENT ASSETS
       Cash and Cash Equivalents. . . .  $      845  $    4,543
       Accounts Receivable. . . . . . .      18,088       4,743
       Trade Credits Receivable . . . .      30,000      30,000
       Note Receivable, Net of
         Doubtful Account of $700,00. .           0     700,000
                                         ----------  ----------

  TOTAL CURRENT ASSETS. . . . . . . . .      48,933     739,286
                                         ----------  ----------

  PLANT, PROPERTY AND EQUIPMENT
       Leasehold Improvements . . . . .      22,851      22,851
       Equipment and Furnishings. . . .     134,642     130,317
       Digital Compression Equipment. .     845,452     844,719
       Accumulated Depreciation . . . .    -233,008    -141,622
                                         ----------  ----------

  TOTAL PLANT, PROPERTY AND EQUIPMENT .     769,937     856,265
                                         ----------  ----------

  OTHER ASSETS
       Deferred Tax Benefits. . . . . .           0           0
       Trade Credits Receivable, Net
         of Allowance of $125,138 . . .     211,990     241,990
       Other Investments. . . . . . . .     495,521     737,485
       Note Receivable, Net of Doubtful
         Account of $884,595. . . . . .           0     884,595
                                         ----------  ----------

  TOTAL OTHER ASSETS. . . . . . . . . .     707,511   1,864,070
                                         ----------  ----------

  TOTAL ASSETS. . . . . . . . . . . . .  $1,526,381  $3,459,621
                                         ==========  ==========

                  AMERICAN INDEPENDENT NETWORK, INC.
                      COMPARATIVE BALANCE SHEET
                       JUNE 30,  1999 AND 1998


                                                   1999         1998
    LIABILITIES AND STOCKHOLDERS' EQUITY

  CURRENT LIABILITIES
       Accounts Payable . . . . . . . . . . .  $   436,917  $   264,163
       Notes Payable. . . . . . . . . . . . .    1,564,979    2,194,740
       Accrued Interest - Notes . . . . . . .      403,254      255,349
       Advances from Affiliates . . . . . . .       31,038       27,903
       Interest Due Preferred Shareholders. .       37,440       37,440
       Equipment Lease Payment. . . . . . . .      175,380      175,380
                                               -----------  -----------

  TOTAL CURRENT LIABILITIES . . . . . . . . .    2,649,008    2,954,975
                                               -----------  -----------

  LONG TERM DEBT
       Deferred Income Tax. . . . . . . . . .            0      661,824
       Equipment Lease Payments . . . . . . .       79,003      153,444
                                               -----------  -----------

  TOTAL LONG TERM DEBT. . . . . . . . . . . .       79,003      815,268
                                               -----------  -----------

  TOTAL LIABILITIES . . . . . . . . . . . . .    2,728,011    3,770,243
                                               -----------  -----------


  STOCKHOLDERS' EQUITY
       Preferred Stock - 1,000,000 shares
         $1 Par Authorized - 1998  42,427
          shares issued, 1999  42,427 shares
          issued. . . . . . . . . . . . . . .       42,427       42,427
       Common Stock - 20,000,000 Authorized
          1998 issued 18,465,199 @ $.01 par .      184,650
          1999 issued 6,105,229 @ $.05 par. .      305,261
       Additional Paid in Capital . . . . . .    5,338,743    4,788,714
       Retained Earnings (Deficit). . . . . .   -6,888,061   -4,857,663
       Note Receivable. . . . . . . . . . . .            0     -468,750
                                               -----------  -----------

  Total Stockholders' Equity. . . . . . . . .   -1,201,630     -310,622
                                               -----------  -----------

  Total Liabilities and Stockholders' Equity.  $ 1,526,381  $ 3,459,621
                                               ===========  ===========

               The Accompanying "Notes to Financial Statement"
              Are An Integral Part of These Financial Statements
                      See Accountant's Review Report

                  AMERICAN INDEPENDENT NETWORK, INC.
                 COMPARATIVE STATEMENT OF OPERATIONS
              FOR SIX MONTHS ENDED JUNE 30, 1999 AND 1998


                                               1999        1998
    REVENUES

  INCOME FROM NETWORK OPERATIONS . . . . .  $   73,464  $   130,385
                                            ----------  -----------

  COST AND EXPENSES
       Satellite Rental. . . . . . . . . .     180,000      180,000
       Programming Expenses. . . . . . . .         542        1,926
       Productions Expenses. . . . . . . .      67,459       52,144
       Depreciation. . . . . . . . . . . .      39,000       27,240
       Amortization of Leasehold . . . . .       1,000        2,400
       Amortization of Senior Channel. . .      68,968       68,968
       Rental Expense (Net). . . . . . . .      36,068       32,400
       Administrative Expenses . . . . . .      95,740      267,207
                                            ----------  -----------

  TOTAL COST AND EXPENSES. . . . . . . . .     488,774      632,285
                                            ----------  -----------

  NET (LOSS) FROM OPERATIONS . . . . . . .    -415,310     -501,900

  OTHER EXPENSES
       Interest Expense (Net). . . . . . .     140,850      185,572
       Gain on Disposal of Assets. . . . .     -15,953            0
                                            ----------  -----------

  TOTAL OTHER EXPENSES . . . . . . . . . .     124,897      185,572
                                            ----------  -----------

  GAIN (LOSS) BEFORE INCOME TAXES AND
    AND EXTRAORDINARY ITEM . . . . . . . .    -540,207     -687,472

  INCOME TAX BENEFIT (EXPENSE) . . . . . .           0            0
                                            ----------  -----------

  NET (LOSS) BEFORE EXTRAORDINARY ITEM . .    -540,207     -687,472
                                            ----------  -----------

  EXTRAORDINARY ITEM
       Cost of Conversion of bridge Loans
          to Common Stock. . . . . . . . .      39,624       34,468
                                            ----------  -----------

  NET (LOSS) . . . . . . . . . . . . . . .    -579,831     -721,940
                                                        -----------

  EARNINGS PER SHARE OF COMMON STOCK . . .      -$0.11       -$0.04

  Weighted Average Shares. . . . . . . . .   5,438,860   18,344,782

               The Accompanying "Notes to Financial Statement"
              Are An Integral Part of These Financial Statements
                      See Accountant's Review Report

                                    AMERICAN INDEPENDENT NETWORK, INC.
                                COMPARATIVE ANALYSIS OF STOCKHOLDERS' EQUITY
                                   FOR THE SIX MONTHS ENDED JUNE 30, 1998


                                                                                       ADDITIONAL
                                          PREFERRED    STOCK      COMMON      STOCK      PAID-IN       NOTE       RETAINED
                                           SHARES     AMOUNT      SHARES      AMOUNT     CAPITAL    RECEIVABLE    EARNINGS
BALANCE DECEMBER 31, 1996. . . . . . . .    107,546  $ 107,546   14,045,268  $140,453  $ 2,513,734  $         0  -$1,494,741
Preferred B Shares Issued. . . . . . . .    175,154    175,154                             963,347
Issue Cost of Preferred B                                                                 -547,999
Conversion of Preferred B
  Shares to Common . . . . . . . . . . .   -229,273   -229,273      458,546     4,585      224,688
Common Issued to Bridge
  Loan Investors                                                  1,521,039    15,210      380,260
Conversion of Bridge Loans                                          132,652     1,327      429,791
Sale of Common Stock                                                200,000     2,000       98,000
Sale of Common Stock for
  a Note Receivable                                               1,875,000    18,750      450,000     -468,750
Net Loss for the Year Ended
  December 31, 1997                                                                                               -2,640,982
                                                                                                                 -----------
BALANCE DECEMBER 31, 1997. . . . . . . .     53,427     53,427   18,232,715   182,325    4,511,821     -468,750   -4,135,723

Preferred Stock Conversions. . . . . . .    -11,000    -11,000       22,000       220       10,780
Conversion of Bridge Loans                                           72,610       726      233,024
Reverse Sale of Common Stock
  for Note Receivable                                            -1,875,000   -18,750     -450,000      468,750
Common Issued for Financing                                       3,400,000    34,000      -34,000
Adjustment to Reflect Reverse
  Split of Common of 1 for 5                                    -15,990,005
Affiliate Debt Forgiveness                                                                 688,726
Net Loss for the Year Ended
  December 31, 1998                                                                                               -2,172,507
Post Split Bridge Loans
  Conversions                                                       378,102    18,905      260,618
                                                                -----------  --------  -----------
BALANCE DECEMBER 31, 1998. . . . . . . .     42,427     42,427    4,375,623   218,780    5,073,750            0   -6,308,230

Conversion of Bridge Loans                                           62,500     3,125       46,875
Common Stock Issued Upon
  Conversion of Bridge Loans
  and Preferred Stock to
  Equalize Prior Conversions                                        415,472    20,774       18,850
Common Stock Transactions
  Relating to Settlement of
  Receivership:
     Issued                                                       1,650,000    82,500
     Canceled                                                    -1,398,366   -69,918      -12,582
Common Stock Purchase
  Agreement  with Field of Cotton, L. P.                          1,000,000    50,000      211,850
Loss for Six Months Ended
  June 30, 1999                                                                                                     -579,831
                                                                                                                 -----------
BALANCE JUNE 30, 1999. . . . . . . . . .     42,427  $  42,427    6,105,229  $305,261  $ 5,338,743  $         0  -$6,888,061

               The Accompanying "Notes to Financial Statement"
              Are An Integral Part of These Financial Statements
                      See Accountant's Review Report

                  AMERICAN INDEPENDENT NETWORK, INC.
                  COMPARATIVE STATEMENT OF CASH FLOW
                  FOR THE SIX MONTHS ENDED JUNE 30,


                                                    1999        1998
CASH FLOWS PROVIDED (USED)
   BY OPERATING ACTIVITIES
     Net (Loss) . . . . . . . . . . . . . . . .   -$579,831   -$721,940
     Adjustment to Reconcile Net Income to Net
       Cash From Operating Activities
     Cost of loan Conversion to Common Stock. .      39,624      34,468
     Depreciation . . . . . . . . . . . . . . .      39,000      27,240
     Amortization of Leasehold. . . . . . . . .       1,000       2,400
     Trade Credits Receivable . . . . . . . . .      20,000      20,000
     Amortization of Senior Channel . . . . . .      68,968      68,968
     Accounts Receivable. . . . . . . . . . . .     -15,300      -2,493
     Investment in Common Stocks. . . . . . . .           0      91,525
     Accounts Payable . . . . . . . . . . . . .      54,362      86,759
     Accrued Interest . . . . . . . . . . . . .     124,275     135,819
     Advances From Affiliates . . . . . . . . .           0      18,301
                                                 ----------  ----------

TOTAL CASH USED BY OPERATING ACTIVITIES . . . .    -247,902    -238,953
                                                 ----------  ----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Investment in Equipment. . . . . . . . . .      -4,360     -18,549
     Investment in Film Library . . . . . . . .           0      -4,320
                                                 ----------  ----------

TOTAL CASH FLOW FROM INVESTING ACTIVITIES . . .      -4,360     -22,869
                                                 ----------  ----------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES
     Notes Payable Increase . . . . . . . . . .      11,450     294,560
     Long Term Lease (Decrease) . . . . . . . .     -30,000     -62,963
     common Stock Increase. . . . . . . . . . .      50,000           0
     Additional Paid-In Capital Increase. . . .     211,850           0
                                                 ----------  ----------

TOTAL CASH PROVIDED BY FINANCING ACTIVITIES . .     243,300     231,597
                                                 ----------  ----------

Net Cash Increase . . . . . . . . . . . . . . .      -8,962     -30,225

CASH, BEGINNING OF PERIOD . . . . . . . . . . .       9,807      34,768
                                                 ----------  ----------

CASH AT END OF PERIOD . . . . . . . . . . . . .  $      845  $    4,543
                                                 ----------  ----------

               The Accompanying "Notes to Financial Statement"
              Are An Integral Part of These Financial Statements
                      See Accountant's Review Report

                       AMERICAN INDEPENDENT NETWORK, INC.
                    NOTES TO COMPARATIVE FINANCIAL STATEMENTS
                             JUNE 30, 1999 AND 1998


NOTE  1  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

CASH AND CASH EQUIVALENTS - Consist of cash balances. Cash and Cash equivalent consist of highly liquid investment with an original maturity date of ninety days or less. The Company does not have any cash equivalents.

TRADE CREDITS RECEIVABLES - The Company owns trade credits in the amount of $367,128 at June 30, 1999 and $397,128 at June 30, 1998. As defined by the
International Reciprocal Trade Association, a trade dollar is a unit of account that denotes the right to receive (receivable) or the obligation to pay (a payable), one US dollar worth of goods and services within a barter system or network. While all of the trade credits may be used by the Company at any time. The Company has shown a pattern of using $25,000 to $30,000 worth of the credits in each of the past two years. Therefore the Company's trade credits are being classified as current $30,000 and other assets of $211,990 at June 30, 1999. The Trade Credits were obtained in 1994 in exchange for an Investment in Common Stock and was valued at the fair value of the asset investment in common stock. The Company uses the credits primarily for travel expense. The Company, also exchanged Trade Credits for computer equipment and Fine Art. Management does not consider impairment under FAS 121 is appropriate as management intends to fully utilize the credits and the credits do not have an expiration date. Due to the slow rate of usage the Company has established a valuation account of $125,138. The trade group, the Company is a member of, currently has over twenty four hundred participants.

ACCOUNTS RECEIVABLE - Allowance for doubtful accounts. The Company has accounts receivable at June 30, 1999 of $18,088 owed by regular customers. Management deems this amount to be fully collectible. No allowance for doubtful accounts is necessary. At June 30, 1998 the total was $4,743.

PLANT, PROPERTY AND EQUIPMENT - Plant, property and equipment is recorded at cost.

DEPRECIATION - The cost of plant, property and equipment is depreciated over the estimated useful life of the assets ranging from equipment at 5 years to leasehold improvements at 20 years. Depreciation is on a straight line basis. Depreciation and amortization was $40,000 for the six months ended June 30, 1999 and $29,640 for the six months ended June 30, 1998.

INCOME TAXES - The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS
109). SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than enactments of changes in the tax law or rates. Income tax accounting information is disclosed in Note 3 to the comparative financial statements.

USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

OTHER  INVESTMENTS  -  Consist  of  the  following:

                                    1999      1998
Investment in Stocks . . . . . .  $      0  $104,930
Film Library . . . . . . . . . .    12,745    11,843
Investment in Senior Channel . .   482,776   520,712
                                  --------  --------
         Total Other Investments  $495,521  $737,485

NOTE  2  -  NOTES  PAYABLE

Note  Payable  at  June  30,  1999  consist  of  the  following  notes:

                                    Due                              Accrued
Creditor                            Date      Interest   Principal   Interest
Shelley Media Marketing             9/30/98         10%  $   97,229     5,100
Cleveland Broadcasting Co.*         9/30/98         10%       1,132     1,000
Pacific Acquisition Group, Inc.    12/31/98         11%     250,500    31,925
Bridge Loan                        10/31/97         15%   1,216,118   357,434
                                                         ----------  --------
     Total                                               $1,564,979  $397,959

Advances from Other
Affiliated Companies             Demand             10%      31,038     5,295
                                                         ----------  --------
     Total                                               $1,596,017  $403,254

*Affiliated  Companies

Notes  Payable  at  June  30,  1998  consist  of  the  following  notes:

                                   Due                              Accrued
Creditor                           Date      Interest   Principal   Interest
Shelley Media Marketing*           9/30/98         10%  $   50,650  $   2,532
Cleveland Broadcasting Co.*        9/30/98         10%     157,014      1,000
ATN Network, Inc.*                 9/30/98         10%     571,450     27,550
Pacific Acquisition Group Inc.    12/31/98         11%     250,500     12,525
Bridge Loan                       10/31/98         15%   1,307,126    211,742
                                                        ----------  ---------
     Total                                              $2,194,740  $ 255,349

Advances from Other
Affiliated Companies            Demand             10%      27,903          0
                                                        ----------  ---------
     Total                                              $2,222,643  $ 255,349

*Affiliated  Companies

NOTE  3  -  INCOME  TAXES

Deferred  income  tax  liability  consist  of  the  following  components:

                                    1999     1998
Provision for Income Taxes:
  Current                              0          0
  Deferred Liability                   0  1,137,548
  Less Provision for Income Taxes      0   (475,724)
                                    ----  ----------
  Total Provision for Income Taxes     0    661,824

The tax effects of temporary differences which give rise to deferred income by assets and liabilities consist of the following:

                                            1999       1998
Deferred Income Tax Assets:
  Net Operating Loss                           0    683,201
  Valuation Allowance                          0   (207,477)
                                            ----  ----------
  Total Deferred Income Tax Asset              0    475,724

Deferred Income Tax Liabilities:
  Installment Sale Method on Notes Payable     0  1,137,548
  Valuation Allowance                          0    475,724)
                                            ----  ----------
  Net Deferred Tax Asset Liability             0    661,827

The Company has net operating losses (NOLs) at December 31, 1998 of approximately $4,730,842. These NOLs expire as follows:

2010              $70,912

2011            1,191,269

2012              635,367

2018            2,833,294
                ---------

               $4,730,842

The  Company has capital loss carryover of $46,036 which will expire as follows:

2002              $14,238

2003               31,798
                ----------
                  $46,036

Realization of deferred tax assets associated with the NOLs and net capital loss carryover is dependent on generating sufficient taxable income prior to their expiration. Due to the uncertainty of the Company's ability to generate such income with the possibility that these carry-overs may expire unused, management has established a valuation account against them.

NOTE  4  -  SUPPLEMENTAL  CASH  FLOW  INFORMATION

                   1999     1998
Cash used for:
  Interest      $16,575  $17,520
  Income Taxes  $     0  $     0

NOTE  5  -  DISCLOSURE  ABOUT  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

The following methods and assumptions were used to estimate the fair value of each class of financial instrument for where it is practicable to estimate that value.

NOTE RECEIVABLE - The carrying amount approximates fair value because each is valued at estimated discounted future cash flows.

LONG TERM INVESTMENTS - The fair value of these investments are estimated based on quoted market prices for those and similar investments.

NOTES PAYABLE - The carrying value approximates fair value because of the short maturity date of these investments.

The estimated Fair Values of the Company's Financial Instruments are as follows:

                                         1999                    1998
                                  Carrying     Fair      Carrying     Fair
                                   Amount      Value      Amount      Value
Note Receivable                 $        0  $        0  $1,584,595  $1,584,595
Long Term Investments Accounts           0           0     104,930     104,930
Accounts Payable                   436,917     436,917     264,163     264,163
Equipment Lease Payments           254,383     225,945     360,353     324,318
Notes Payable                    1,564,979   1,564,979   2,194,740   2,194,740

NOTE  6  -  LEASE  OBLIGATIONS  AND  LONG  TERM  DEBT  DISCLOSURE

The  Company  is  obligated  on  three  leases.  The  lease  are  as  follows:

BUILDING - The Company utilizes the spaces as both corporate offices and studios. The lease is $6,350 per month and expires February 28, 2002.

EQUIPMENT - The Company has entered a master equipment lease (digital compression equipment) for a period of thirty-six months ending December 31, 1999. The lease has a fair market value purchase option at the end of the lease. Total lease obligation is $390,996 and the lease has been treated as a capital lease. In May 1997, the Company entered into a lease for additional digital equipment for a period of 36 months with payments of $4,302 per month. The lease period is from June 1, 1997 to May 1, 2000. The lease has been capitalized.

SATELLITE - The Company leased satellite transponder space under an initial operating lease. The lease is for three years ending July 31, 1999 with a total lease obligation of $2,250,000. The Company has modified its lease reducing its satellite band width from 24 MHZ to 8 MHZ which reduces its future lease cost from $1,187,500 to $619,848 under the lease modification. The Company pays the new lease balance at the rate of $30,000 per month during the period January 1, 1998 through July 31, 1999 when the lease terminates.

Details  of  lease  obligations  are  as  follows:

      Capitalized   Capitalized    Operating
       Equipment     Equipment    Transponder   Building
        Lease #1      Lease #2       Lease        Lease
1999  $    119,380  $     54,530  $     30,000  $  38,100
2000        18,706        21,510                   76,200
2001        18,706                                 76,200
2002                                               19,050

NOTE  7  -  RELATED  PARTIES

The Company has engaged in transactions with certain other enterprises that are affiliated companies. These companies are controlled by the management and principal stockholders' of American Independent Network, Inc. The controlled companies transactions are as follows:

                                1999                1998
                                Funds               Funds
                         Borrowed   Repaid    Borrowed    Repaid
Cleveland Broadcasting    $   500  $       0  $      0  $  8,156
San Antonio Broadcasting        0          0         0     3,700
TV Channel 22                   0          0    22,500         0
ATN Network                     0          0   334,500   168,826
Shelley Media Marketing    29,950     18,000         0       450

NOTE  8  -  PREFERRED  STOCK

Preferred stockholders' may convert one share of preferred stock into two shares of common. Preferred stockholders' also receive nine percent interest per annum in lieu of dividends. Summary of preferred stock transactions are as follows:

Number  of  Preferred  B  Shares  outstanding  at  December  31,  1997
53,427

Number  of  Preferred  B  Shares  converted  to  Common  Stock in  1998  at  the  rate  of  two  common  for  each  Preferred  B  which would  equal  22,000  shares  of  common  stock
(11,000)

Number  of  Preferred  B  Shares  outstanding  at  December  31,  1998
42,427

NOTE  9  -  SENIOR  CHANNEL

The Company acquired the Copyright to the Senior Channel in exchange for accounts receivable in the amount of $689,680 due to the Company from the owners of the Senior Channel Copyright. The Senior Channel has twenty-four hour programming per day. There was no gain or loss recognized when accounts receivable for the Senior Channel was converted into Investment in Senior Channel. The Company's projections indicate that the cost will be recovered in four to five years. The Company continues to evaluate this asset quarterly and will amortize the cost over five years. The amortization during the six months ended June 30, 1999 was $68,968 and the cumulative amortization at June 30, 1999 was $206,904.

NOTE  10  -  INVESTMENT  IN  COMMON  STOCK

The Company owned 193,100 shares of Quick Tent, Inc. (NASD Small Cap QTNT) at June 30, 1998. The Company sold all of its Quick Tent, Inc. stock in 1998 resulting in a loss of $31,748. This investment is included in Other Assets at June 30, 1998 at a value of $104,930 and at June 30, 1999 at $0.00. See Note 1 Other Investments.

NOTE  11  -  FILM  LIBRARY

The Film Library consists of approximately 2,000 films and television produced tapes at a cost of $12,745.

NOTE  12  -  BRIDGE  LOAN

In the quarter ended March 31, 1999, Bridge Loans in the amount of $50,000 were converted into 62,500 shares of common stock of the Company at an average price of $0.80 per share. In 1998 Bridge Loans in the amount of $333,750 were converted into 450,731 Common Shares at an average price of $0.74 per share. An additional 134,602 shares were issued to equalize the conversion price with the market price in 1998, and 372,880 shares were issued to equalize the conversion price with the market price in 1999.

NOTE  13  - RECONCILIATION OF CHANGES IN NOTES PAYABLE TO CASH FLOW GENERATED BY
            INCREASE  IN  NOTES  PAYABLE

Notes  Payable  1998                      $1,603,529
Notes  Payable  1999                       1,564,979
                                         -----------
Net  Change
(38,550)
Notes  paid  by  Conversion  to
  Common  Stock                               50,000
                                         -----------
Cash  Flow  generated  by  Note  Payable     $11,450

NOTE  14  -  CAPITAL  STOCK

During 1998, the Company declared a 1 for 5 reverse split in its common stock. At the time of the reverse in November 1998 there were 19,987,526 shares outstanding. After adjusting the outstanding shares for the 1 for 5 reverse split, there were 3,997,521 shares outstanding.

NOTE  15  -  STOCK  ISSUED  FOR  FINANCING

The Company issued 3,400,000 shares (680,000 post-split shares) of common stock for no consideration for which the Company was to receive financing. As financing has not materialized, the Company is in the process of retrieving the stock.

NOTE  16  -  DEBT  FORGIVENESS  BY  AFFILIATE

An affiliated company forgave its debt from American Independent Network, Inc. in the amount of $688,734 in 1998. Pursuant to Accounting Principal Board
Opinion Number 26, the amount was treated as a contribution to capital. There was no tax effect as the Company has no tax asset or liability.

NOTE  17  -  LEGAL  MATTERS

The Company has had several judgements rendered against it. Judgements in place at June 30, 1999 are as follows:

                 Judgment  Entered  For

Witner,  Poltraock,  Giampietro           $11,921
Hatt,  Estill,  Hardwick  &  Gable         29,862
New  Image  Video                          90,000
Ira  Weingarten/Equity  Communications     60,000
                                        ---------
                                         $191,783

These  amounts  have  been  accounted  for  in  accounts  payable.

NOTE  18  -  GOING  CONCERN

As shown in the accompanying financial statements the Company has had recurring net operating losses resulting in cash flow problems. All of the Company's debt is short term resulting in a substantial current ratio deficit (current liabilities and long term liabilities due within twelve months are greater than current assets and assets available for use within twelve months). These circumstances raise substantial doubt as to the Company's ability to continue as a going concern. Such conditions may prevent the Company from meeting its liabilities within a timely manner.

Management is seeking and believes it will succeed in attracting new debt and equity capital. Management believes that it will obtain sufficient capital to be able to fund an agreement with its creditors and revitalize its sales efforts which it is believes will internally generate sufficient funds for continued operations.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

     Pro Forma Financial Information.   The following financial information sets
     -------------------------------
forth on a pro forma basis the financial statements of American Independent Network, Inc. (the surviving corporation in the merger) as if the merger took place on December 31, 1998, which was the last day of the Company's most recent fiscal year.

                       AMERICAN INDEPENDENT NETWORK, INC.

                       HISPANO TELEVISION VENTURES, INC.

                        PRO FORMA FINANCIAL STATEMENTS

                      DECEMBER 31, 1998 AND JUNE 30, 1999

                       AMERICAN INDEPENDENT NETWORK, INC.
                                TABLE OF CONTENTS


Review Report on Pro Forma Financial Information . . . . .  1

Condensed Pro Forma Balance Sheet   -  June 30, 1999 . . .  2

Condensed Pro Forma Balance Sheet  -    December 31, 1998.  3

Condensed Pro Forma Income Statement   - June 30, 1999 . .  4

Condensed Pro Forma Income Statement  -  December 31, 1998  5

Notes to Pro Forma Financial Statements. . . . . . . . . .  6

                               JACK F. BURKE, JR.
                           CERTIFIED PUBLIC ACCOUNTANT
                                 P. O. BOX 15728
                         HATTIESBURG, MISSISSIPPI 39404


               REPORT ON REVIEW OF PRO FORMA FINANCIAL INFORMATION


I have reviewed the pro forma adjustments reflecting the transaction described in Note 1 and the application of those adjustments to the historical amounts in the accompanying pro forma condensed balance sheets of American Independent Network, Inc. and Hispano Television Ventures, Inc. at December 31, 1998 and June 30, 1999 and pro forma statement of income for the twelve months ended December 31, 1998 and for the six months interim period ending June 30, 1999. American Independent Network, Inc. financial statements for the year ended December 31, 1998 were audited by me and the interim period ended June 30, 1999 was reviewed by me. Hispano television Ventures, Inc. was reviewed by another accountant for the year ended December 31, 1998 and the interim period ended June 30, 1999. Such pro forma adjustments are based on management's assumptions as described in Note 2. Our review was conducted in accordance with standards established by the American Institute of Certified Public Accountants.

A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion.

The objective of this pro forma financial information is to show what the significant effects on the historical information might have been had the event occurred at an earlier date. However, the pro forma condensed financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned event actually occurred earlier.

Based on my review, nothing came to my attention that caused me to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned event described in Note 1, that the related pro forma adjustments do not give appropriate effect to those adjustments to the historical financial statement amounts in the pro forma condensed balance sheet as of December 31, 1998 and June 30, 1999, and the pro forma condensed statement of income year ended December 31, 1998 and the six months ended June 30, 1999.

Sincerely,

/S/ Jack  F.  Burke,  Jr.
October  14,  1999

                       AMERICAN INDEPENDENT NETWORK, INC.
                        CONDENSED PRO FORMA BALANCE SHEET
                                  JUNE 30, 1999


                                                 HISTORIC                   PRO FORMA
                                                 FINANCIAL    PRO FORMA     FINANCIAL
                                                STATEMENTS   ADJUSTMENTS   STATEMENTS
                     ASSETS
CURRENT ASSETS
     Cash. . . . . . . . . . . . . . . . . . .  $       845  $    402,748
                                                                  500,000  $   903,593
     Other Current Assets. . . . . . . . . . .       48,088        66,990      115,078
                                                -----------  ------------  -----------
          TOTAL CURRENT ASSETS . . . . . . . .       48,933       969,738    1,018,671
                                                -----------  ------------  -----------
PLANT, PROPERTY AND EQUIPMENT
     Leasehold Improvements. . . . . . . . . .       22,851                     22,851
     Equipment and Furnishings . . . . . . . .      134,642       113,674      248,316
     Digital Compression Equipment . . . . . .      845,452                    845,452
                                                -----------                -----------
                                                  1,002,945       113,674    1,116,619
     Accumulated Depreciation and Amortization     -233,008       -15,996      249,004
                                                -----------  ------------  -----------
          TOTAL PLANT, PROPERTY AND EQUIPMENT.      769,937        97,678      867,615
                                                -----------  ------------  -----------
OTHER ASSETS
     Trade Credits Receivable,
        Net of Allowance of $125,138 . . . . .      211,990                    211,990
     Other Investments . . . . . . . . . . . .      495,521       500,000      995,521
     Deposits                                                      25,750       25,750
     Intangible Assets                                            147,122      147,122
                                                             ------------  -----------
          TOTAL OTHER ASSETS . . . . . . . . .      707,511       672,872    1,380,383
                                                -----------  ------------  -----------
TOTAL ASSETS . . . . . . . . . . . . . . . . .    1,526,381     1,740,288    3,266,669
                                                -----------  ------------  -----------
          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Accounts Payable. . . . . . . . . . . . .      436,917        51,924      488,841
     Notes Payable . . . . . . . . . . . . . .    1,564,979                  1,564,979
     Accrued Interest. . . . . . . . . . . . .      403,254                    403,254
     Equipment Lease Payments. . . . . . . . .      175,380                    175,380
     Other Current Liabilities . . . . . . . .       68,478         5,516       73,994
                                                -----------  ------------  -----------
          TOTAL CURRENT ASSETS . . . . . . . .    2,649,008        57,440    2,706,448
Long Term Debt . . . . . . . . . . . . . . . .       79,003       505,042      584,045
                                                                 -500,000     -500,000
                                                             ------------  -----------
          TOTAL LIABILITIES. . . . . . . . . .    2,728,011        62,482    2,790,493
                                                -----------  ------------  -----------
STOCKHOLDERS' EQUITY
     Preferred Stock . . . . . . . . . . . . .       42,427                     42,427
     Common Stock. . . . . . . . . . . . . . .      305,261       -21,333
                                                                  700,000
                                                                   21,333    1,005,261
     Additional Paid in Capital. . . . . . . .    5,338,743     1,000,000
                                                                  769,528
                                                                 -678,667    6,429,604
     Retained Earnings . . . . . . . . . . . .   -6,888,061      -113,055   -7,001,116
                                                -----------  ------------  -----------
          TOTAL STOCKHOLDERS' EQUITY . . . . .   -1,201,630     1,677,806      476,176
                                                -----------  ------------  -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY . .  $ 1,526,381  $  1,740,288  $ 3,266,669
                                                -----------  ------------  -----------

                 The Accompanying "Notes to Financial Statement"
               Are An Integral Part of These Financial Statements
                         See Accountant's Review Report

                              AMERICAN INDEPENDENT NETWORK, INC.
                              CONDENSED PRO FORMA BALANCE SHEET
                                      DECEMBER 31, 1998


                                                      HISTORIC       PRO FORMA
                                                      FINANCIAL      PRO FORMA     FINANCIAL
                                                     STATEMENTS     ADJUSTMENTS   STATEMENTS

                     ASSETS

CURRENT ASSETS
       Cash . . . . . . . . . . . . . . . . . . .  $         9,807  $         89
                                                                         500,000   $  509,896
       Other Current Assets . . . . . . . . . . .           32,788                     32,788
                                                   ---------------  ------------  -----------
            TOTAL CURRENT ASSETS. . . . . . . . .           42,595       500,089      542,684
                                                   ---------------  ------------  -----------

PLANT, PROPERTY AND EQUIPMENT
       Leasehold Improvements . . . . . . . . . .           22,851                     22,851
       Equipment and Furnishings. . . . . . . . .          130,642        59,868      190,510
       Digital Compression Equipment. . . . . . .          845,092                    845,092
       Accumulated Deprecation and Amortization .         -193,008        -9,978     -202,986
                                                   ---------------  ------------  -----------
             TOTAL PLANT, PROPERTY AND EQUIPMENT.          805,577        49,890      855,467
                                                   ---------------  ------------  -----------

OTHER ASSETS
       Trade Credits Receivable,
          Net of Allowance of $125,138. . . . . .          231,990                    231,990
       Other Investments. . . . . . . . . . . . .          564,489       106,822
                                                                         500,000    1,171,311
                                                   ---------------  ------------  -----------
            TOTAL OTHER ASSETS. . . . . . . . . .          796,479       606,822    1,403,301
                                                   ---------------  ------------  -----------
  TOTAL ASSETS. . . . . . . . . . . . . . . . . .        1,644,651     1,156,801    2,801,452
                                                   ---------------  ------------  -----------

      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
       Account Payable. . . . . . . . . . . . . .          382,555        12,240      394,795
       Notes Payable. . . . . . . . . . . . . . .        1,603,529                  1,603,529
       Accrued Interest . . . . . . . . . . . . .          278,979                    278,979
       Other Current Liabilities. . . . . . . . .          243,858                    243,858
                                                   ---------------  ------------  -----------
            TOTAL CURRENT LIABILITIES . . . . . .        2,508,921        12,240    2,521,161

Long Term Debt. . . . . . . . . . . . . . . . . .          109,003                    109,003
                                                   ---------------  ------------  -----------
            TOTAL LIABILITIES . . . . . . . . . .        2,617,924        12,240    2,630,164
                                                   ---------------  ------------  -----------

STOCKHOLDERS' EQUITY
       Preferred Stock. . . . . . . . . . . . . .           42,427                    42,427
       Common Stock . . . . . . . . . . . . . . .          218,780       156,401
                                                                         700,000
                                                                        -156,401      918,780
       Additional Paid in Capital . . . . . . . .        5,073,750     1,000,000
                                                                        -543,599    5,530,151
       Retained Earnings (Deficit). . . . . . . .       -6,308,230       -11,840   -6,320,070
                                                   ---------------  ------------  -----------
            TOTAL STOCKHOLDERS' EQUITY. . . . . .         -973,273     1,144,561      171,288
                                                   ---------------  ------------  -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY. . . .  $     1,644,651  $  1,156,801  $ 2,801,452

                          The accompanying "Notes To Financial Statements"
                         Are An Integral Part of These Financial Statements
                                    See Accountant's Review Report

                            AMERICAN INDEPENDENT NETWORK, INC.
                           CONDENSED PRO FORMA INCOME STATEMENT
                              SIX MONTHS ENDED JUNE 30, 1999


                                                           HISTORIC                 PRO FORMA
                                                            INCOME      PRO FORMA     INCOME
                                                          STATEMENTS   ADJUSTMENT   STATEMENT
INCOME . . . . . . . . . . . . . . . . . . . . . . . . .  $    73,464  $     8,400  $   81,864
                                                          -----------  -----------  ----------

COST AND EXPENSE
     Satellite Rental. . . . . . . . . . . . . . . . . .      180,000                  180,000
     Production Expense. . . . . . . . . . . . . . . . .       67,998        2,100      70,098
     Bad Debts                                                              16,987      16,987
     Contract Services and Consulting Fees                                  42,196      42,196
     Rental Expense. . . . . . . . . . . . . . . . . . .       36,068       16,357      52,425
     Depreciation and Amortization . . . . . . . . . . .      108,968       11,719     120,687
     Administrative Expense. . . . . . . . . . . . . . .       95,740       14,794     110,534
                                                          -----------  -----------  ----------
          TOTAL COST AND EXPENSE . . . . . . . . . . . .      488,774      104,153     592,927
                                                          -----------  -----------  ----------

NET (LOSS) FROM OPERATIONS . . . . . . . . . . . . . . .     -415,310      -95,753    -511,063

OTHER INCOME AND (EXPENSE)
     Interest Expense. . . . . . . . . . . . . . . . . .     -140,850       -5,462    -146,312
     Gain on Disposal of Assets. . . . . . . . . . . . .       15,953                   15,953
                                                          -----------               ----------

NET (LOSS) BEFORE INCOME TAX AND EXTRAORDINARY ITEM. . .     -540,207     -101,215    -641,422

Extraordinary Item
     Cost of Conversion of Bridge Loans to Common Stock.      -39,624                  -39,624

INCOME TAX . . . . . . . . . . . . . . . . . . . . . . .            0            0           0
                                                          -----------  -----------  ----------

NET (LOSS) . . . . . . . . . . . . . . . . . . . . . . .     -579,831     -101,215    -681,046
                                                          -----------  -----------  ----------

Earnings Per Share of Common Stock . . . . . . . . . . .       -$0.11       -$0.01      -$0.13

Weighted Average Shares. . . . . . . . . . . . . . . . .  $ 5,438,860  $21,333,334  $5,438,860

                The Accompanying "Notes to Financial Statements"
               Are An Integral Part of These Financial Statements
                         See Accountant's Review Report

                       AMERICAN INDEPENDENT NETWORK, INC.
                      CONDENSED PRO FORMA INCOME STATEMENT
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998


                                                          HISTORIC                   PRO FORMA
                                                         FINANCIAL     PRO FORMA     FINANCIAL
                                                         STATEMENTS   ADJUSTMENTS    STATEMENTS
INCOME . . . . . . . . . . . . . . . . . . . . . . . .  $    377,380  $      1,997  $    379,377
                                                        ------------  ------------  ------------

COST AND EXPENSE
     Satellite Rental. . . . . . . . . . . . . . . . .       360,000                     360,000
     Productions Expense . . . . . . . . . . . . . . .       128,742                     128,742
     Bad Debts . . . . . . . . . . . . . . . . . . . .     1,584,595                   1,584,595
     Depreciation and  Amortization. . . . . . . . . .       218,961        11,788       230,749
     Administrative Expenses . . . . . . . . . . . . .       622,176         2,049       624,225
                                                        ------------  ------------  ------------
          Total Cost and Expense . . . . . . . . . . .     2,914,474        13,837     2,928,311
                                                        ------------  ------------  ------------

NET (LOSS) FROM OPERATIONS . . . . . . . . . . . . . .    -2,537,094       -11,840     2,548,934
                                                        ------------  ------------  ------------

OTHER EXPENSES
    Interest . . . . . . . . . . . . . . . . . . . . .      -231,789                    -231,789
     Loss on Sale of Assets. . . . . . . . . . . . . .       -31,798                     -31,798
                                                        ------------                ------------
          TOTAL OTHER EXPENSES . . . . . . . . . . . .      -263,587                    -263,587
                                                        ------------                ------------

Loss Before Income Tax and Extraordinary Items . . . .    -2,800,681       -11,840    -2,812,521

INCOME TAX BENEFIT . . . . . . . . . . . . . . . . . .       661,824                     661,824
                                                        ------------                ------------

Net Loss Before Extraordinary Items. . . . . . . . . .    -2,138,857       -11,840    -2,150,697

Extraordinary Item
     Cost of Conversion of Bridge Loan to Common Stock       -33,650                     -33,650
                                                        ------------                ------------

NET LOSS . . . . . . . . . . . . . . . . . . . . . . .   -$2,172,507      -$11,840   -$2,184,347
                                                        ------------  ------------  ------------

Earnings Per Share of Common Stock . . . . . . . . . .        -$0.59          0.00        -$0.59

Weighted Average Shares. . . . . . . . . . . . . . . .     3,705,036    21,333,334     3,705,036

                The Accompanying "Notes to Financial Statements'
               Are An Integral Part of These Financial Statements
                         See Accountant's Review Report

                        AMERICAN INDEPENDENT NETWORK INC.
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS







NOTE  1  INTRODUCTION

American Independent Network, Inc. (AIN) (A Delaware Corporation) and Hispano Television Ventures, Inc. (HTV) (A Texas Corporation) are both involved in producing television programming.

An agreement between the two companies will result in a statutory merger of HTV into AIN with AIN the surviving entity.

AIN will issue 70,000,000 shares of newly authorized shares of Common Stock, $0.01 par value for five hundred thousand dollars ($500,000) cash and the net equity of HTV via the merger. The stock will be issued to the stockholders' of HTV upon surrender of their HTV stock for cancellation.

The pro forma adjustments illustrates the changes to the historic financial statements for the calendar year ending December 31, 1998 and for the six month interim period ending June 30, 1999. The audited financial statements of AIN at December 31, 1998 and the reviewed financial statements of HTV at December 31, 1998 and the reviewed interim financial statements at June 30, 1999 for AIN and HTV are incorporated herein by references.

NOTE  2   SIGNIFICANT  ACCOUNTING  POLICIES

The statutory merger referred to in Note 1 will be accounted for as a pooling of interest business combination combining the accounts of each combining entity and continuing the activities of the combining entities as one entity.

NOTE  3  MANAGEMENT'S  ASSUMPTIONS

The only assumptions indicated are that the merger will take place and the stock purchase will occur. According to the provisions of Accounting Principles Board Opinion No. 16 Business Combinations, a business combination effected as pooling of interest does not ordinarily involve a choice of assumptions by management. Accordingly, a report on a proposed pooling transactions need not address management assumptions. Pursuant to a letter agreement, dated August 27, 1999, having been executed by both corporations, there are no material uncertainties regarding the merger event.

                                                   NOTE 4  PRO FORMA ADJUSTMENTS

The adjustment column consist of the accounts of Hispano Television Ventures, Inc. pursuant to the statutory merger and the following pro forma adjustments:

                                  ADJUSTMENTS AT DECEMBER 31, 1998

                               AMERICAN INDEPENDENT    HISPANO TELEVISION
                                   NETWORK, INC.         VENTURE, INC.
                                        ADDITIONAL
                               COMMON     PAID IN     COMMON     PAID IN                        NOTES
                               STOCK      CAPITAL      STOCK     CAPITAL     CASH     INVEST   PAYABLE
Merger of HTV into AIN
 Stock Exchange 70,000,000
 Shares of AIN Common
 For The Outstanding Shares
 Of HTV Common . . . . . . .   700,000    1,000,000   -156,401   -543,599   500,000   500,000
                              --------  -----------  ---------  ---------  --------  --------  --------
          TOTAL. . . . . . .  $700,000  $ 1,000,000  -$156,401  -$543,599  $500,000  $500,000
                              --------  -----------  ---------  ---------  --------  --------  --------

ADJUSTMENTS AT JUNE 30, 1999

Merger Of HTV Into AIN
 Stock Exchange 70,000,000
 Shares Of AIN Common
 For the Outstanding Shares
 Of HTV Common . . . . . . .   700,000    1,000,000    -21,333   -678,667   500,000             500,000
                              --------  -----------  ---------  ---------  --------  --------  --------
          TOTAL. . . . . . .  $700,000  $ 1,000,000   -$21,333  -$678,667  $500,000            $500,000
                              --------  -----------  ---------  ---------  --------  --------  --------

     Financial  Information  About  HTV.  The  following  sets  forth  financial
     ----------------------------------
information about the HTV. This financial information about HTV is unaudited. The Company and HTV agree that it is impracticable for an audit of HTV to be conducted in time to be included in this Proxy Statement. HTV has no independent auditor.

                       AMERICAN INDEPENDENT NETWORK, INC.

                       HISPANO TELEVISION VENTURES, INC.

                        PRO FORMA FINANCIAL STATEMENTS

                      DECEMBER 31, 1998 AND JUNE 30, 1999

                                            HISPANO  TELEVISION  VENTURES,  INC.
================================================================================

TABLE  OF  CONTENTS
--------------------------------------------------------------------------------
                                                                          Page


ACCOUNTANT'S REVIEW REPORT . . . . . . . . .                                 3


FINANCIAL STATEMENTS

  BALANCE SHEET. . . . . . . . . . . . . . .                                 4

  STATEMENT OF INCOME AND RETAINED EARNINGS.                                 5

  STATEMENT OF CASH FLOWS. . . . . . . . . .                                 6


NOTES TO FINANCIAL STATEMENTS. . . . . . . .                               7-8

                                                   REVIEWED FINANCIAL STATEMENTS

                                                Hispano Television Ventures, Inc

                                                         AS OF DECEMBER 31, 1998

To  the  Stockholders  and
Board  of  Directors
Hispano  Television  Ventures,  Inc.
Ft.  Worth,  TX

I have reviewed the accompanying balance sheet of Hispano Television Ventures, Inc. as of December 31, 1998, and the related statements of income and retained earnings and cash flows for the period February 24, 1998 (inception) to December 31, 1998, in accordance with the Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Hispano Television Ventures, Inc.

A review consists primarily of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.



/s/ Stanley  A.  Wisener,  CPA


October  7,  1999

                                            HISPANO  TELEVISION  VENTURES,  INC.
================================================================================

BALANCE SHEET
As of December 31                       1998
------------------------------------  ---------
ASSETS

CURRENT ASSETS
  Cash                                $     89
                                      ---------
    Total Current Assets                    89
                                      ---------

PROPERTY AND EQUIPMENT                  49,890
                                      ---------

OTHER ASSETS                           106,822
------------------------------------  ---------

                                      $156,801
====================================  =========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Note Payable-Shareholders           $ 12,240
                                      ---------
    Total Current Liabilities           12,240
                                      ---------


SHAREHOLDERS' EQUITY
  Common Stock                         156,401
  Retained Earnings                    (11,840)
                                      ---------

    Total Shareholders' Equity         144,561
------------------------------------  ---------

                                      $156,801
====================================  =========

See accompanying notes and accountant's review report

                                            HISPANO  TELEVISION  VENTURES,  INC.
================================================================================


STATEMENT OF INCOME AND RETAINED EARNINGS
For the Period February 24, 1998  (inception) to December 31    1998
------------------------------------------------------------  ---------
SALES                                                         $  1,997

COST OF SALES
                                                              ---------
                                                                 1,997

OPERATING EXPENSES
  Advertising
  Dues & Subscriptions                                              12
  Bank Charges                                                      10
  Depreciation and Amortization                                 11,788
  Postage and Delivery                                             123
  Legal and Professional Fees                                      850
  Office Expense                                                   251
  Telephone and Utilities                                          346
  Travel and Entertainment                                         457
                                                              ---------
                                                                13,837
                                                              ---------


LOSS FROM OPERATIONS                                           (11,840)

OTHER INCOME (EXPENSES), NET                                         0
                                                              ---------

LOSS BEFORE TAXES                                              (11,840)
  Provision for Income Taxes                                         0
                                                              ---------

NET LOSS                                                       (11,840)

Beginning Retained Earnings                                          0
------------------------------------------------------------  ---------

ENDING RETAINED EARNINGS                                      $(11,840)
============================================================  =========

See accompanying notes and accountant's review report

                                            HISPANO  TELEVISION  VENTURES,  INC.
================================================================================

STATEMENT OF CASH FLOWS
For the Period February 24, 1998 (inception) to December 31     1998
-----------------------------------------------------------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Loss                                                   $ (11,840)
                                                             ----------

Adjustments to Reconcile Net Income to Net
Cash Used in Operating Activities
  Depreciation & Amortization                                   11,788

Changes in Operating Assets and Liabilities
  Increase in Other Assets                                    (108,632)
                                                             ----------

    Total Adjustments                                          (96,844)
                                                             ----------
Net Cash Used  in Operating Activities                        (108,684)
                                                             ----------


CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of Property and Equipment                           (5,500)
  Issuance of Common Stock                                     102,033
                                                             ----------
Net Cash Provided in Investing Activities                       96,533
                                                             ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net Borrowing from Shareholders                               12,240
                                                             ----------
Net Cash Provided by Financing Activities                       12,240
                                                             ----------

NET INCREASE IN CASH                                                89

Beginning Cash                                                       0
-----------------------------------------------------------  ----------

ENDING CASH                                                  $      89
===========================================================  ==========

See accompanying notes and accountant's review report

                                            HISPANO  TELEVISION  VENTURES,  INC.
================================================================================

NOTES  TO  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

NATURE  OF  BUSINESS

Hispano Television Ventures, Inc. was incorporated in Texas on February 24, 1998, and is a successor to Hispanic Independent Productions, LLC which was formed on September 25, 1997. The Company was originally in the business of producing programs and commercials for the television industry. Currently the Company is in the process of establishing a new Hispanic television network. The Company has recently acquired one television station and has signed a letter of intent to acquire another station.


SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH
The Company considers all short-term investments with maturity of three months or less to be cash equivalents.

AMORTIZATION  OF  OTHER  ASSETS
Costs incurred to obtain intangible assets are capitalized and amortized over the estimated useful lives of the assets. As of December 31, 1998, other assets consisted of the following:

                                         Cost        Life in Years
                                    -------------  ----------------
Intangible Production Costs          $  108,632           15
Less: Accumulated Amortization           (1,810)
                                      -----------

                                     $  106,822
                                     ============

PROPERTY  AND  EQUIPMENT
The Company's property and equipment is stated at cost less related accumulated depreciation. Depreciation expense is computed on the straight-line basis over the estimated useful lives of the assets. For federal tax purposes, the Company depreciates property and equipment using the modified accelerated cost recovery system and other acceptable tax depreciation methods.


Property  and  equipment  by  major  classification  consisted of the following:

                                   Cost    Life in Years
                                 --------  -------------
Television Production Equipment  $59,868         5
Less:  Accumulated Depreciation  (9,978)
                                 --------

                                 $49,890
                                 ========

See accompanying notes and accountant's review report

                                            HISPANO  TELEVISION  VENTURES,  INC.
================================================================================

NOTES  TO  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------


SUPPLEMENTAL  CASH  FLOW  DISCLOSURES

Other cash flow information:
  Cash paid for interest                                 $ 1,733
  Cash paid for income taxes                                   0


Significant noncash investing and financing activities:
  Stock issued for equipment                             $54,768
  contributed by Shareholders

FAIR  VALUE  OF  FINANCIAL  INVESTMENTS

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments", requires disclosure of their fair value information about financial instruments. Fair Value estimates discussed herein are based on certain market assumptions and pertinent information available to management as of December 31, 1998. The respective carrying values of certain on-balance- sheet financial instruments approximated their face values. These financial instruments include cash, and note payable to shareholders. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

COMMON  STOCK

     Shares authorized              5,000,000
                                    =========

     Shares issued and outstanding  3,200,000
                                    =========

     No par value


See  accompanying  notes  and  accountant's  review  report

     HISPANO  TELEVISION  VENTURES,  INC.  DBA  CADENA  INDEPENDIENTE  NACIONAL
================================================================================

TABLE  OF  CONTENTS
--------------------------------------------------------------------------------

                                                                Page

ACCOUNTANT'S REVIEW REPORT . . . . . . . . .                       3


FINANCIAL STATEMENTS

  BALANCE SHEET. . . . . . . . . . . . . . .                       4

  STATEMENT OF INCOME AND RETAINED EARNINGS.                       5

  STATEMENT OF CASH FLOWS. . . . . . . . . .                       6


NOTES TO FINANCIAL STATEMENTS. . . . . . . .                     7-9

                                                   REVIEWED FINANCIAL STATEMENTS

              HISPANO TELEVISION VENTURES, INC DBA CADENA INDEPENDIENTE NACIONAL

                                                             AS OF JUNE 30, 1999

To  the  Stockholders  and
Board  of  Directors
Hispano  Television  Ventures,  Inc.
Ft.  Worth,  TX

I have reviewed the accompanying balance sheet of Hispano Television Ventures, Inc., dba Cadena Independiente Nacional as of June 30, 1999, and the related statements of income and retained earnings and cash flows for the six months ending June 30, 1999, in accordance with the Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Hispano Television Ventures, Inc., dba Cadena Independiente Nacional.

A review consists primarily of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, I do not express such an opinion.

Based on my review, I am not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.



Stanley  A.  Wisener,  CPA


October  11,  1999


     HISPANO  TELEVISION  VENTURES,  INC.  DBA  CADENA  INDEPENDIENTE  NACIONAL
================================================================================

BALANCE SHEET
As of June 30                            1999
------------------------------------  -----------
ASSETS

CURRENT ASSETS
  Cash                                $  402,748
  Prepaid Expenses                        66,990
                                      -----------
    Total Current Assets                 469,738
                                      -----------


PROPERTY AND EQUIPMENT                    97,678
                                      -----------

OTHER ASSETS
  Investment in ATN Network, Inc.        500,000
  Deposits                                25,750
  Intangible Assets                      147,122
                                      -----------
    Total Other Assets                   672,872
                                      -----------

                                      $1,240,288
====================================  ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts Payable                    $   51,924
  Note Payable-Shareholders                2,985
  Accrued Expenses                         2,531
                                      -----------
    Total Current Liabilities             57,440
                                      -----------

LONG TERM DEBT                           505,042
                                      -----------

SHAREHOLDERS' EQUITY
  Common Stock                            21,333
  Paid In Capital                        769,528
  Retained Earnings                     (113,055)
                                      -----------

    Total Shareholders' Equity           677,806
------------------------------------  -----------

                                      $1,240,288
====================================  ===========

See accompanying notes and accountant's review report


      HISPANO  TELEVISION  VENTURES,  INC.  DBA  CADENA  INDEPENDIENTE  NACIONAL
================================================================================

STATEMENT OF INCOME AND RETAINED EARNINGS
For the Six Months Ending June 30             1999
-----------------------------------------  ----------
SALES                                      $   8,400

COST OF SALES                                  2,100
                                           ----------

GROSS PROFIT                                   6,300

OPERATING EXPENSES
  Advertising                                  1,000
  Bad Debts                                   16,987
  Bank Charges                                   223
  Contract Services and Consulting Fees       42,196
  Depreciation and Amortization               11,719
  Interest Expense                             5,462
  Postage and Delivery                           465
  Taxes                                        2,531
  Rent                                        16,357
  Office Expense                               1,275
  Telephone and Utilities                      2,593
  Travel and Entertainment                     6,707
                                           ----------
                                             107,515
                                           ----------

LOSS FROM OPERATIONS                        (101,215)

OTHER INCOME (EXPENSES), NET                       0
                                           ----------
                                            (101,215)
LOSS BEFORE TAXES
  Provision for Income Taxes                       0
                                           ----------

NET LOSS                                    (101,215)

Beginning Retained Earnings                  (11,840)
-----------------------------------------  ----------

ENDING RETAINED EARNINGS                   $(113,055)
=========================================  ==========

See accompanying notes and accountant's review report


     HISPANO  TELEVISION  VENTURES,  INC.  DBA  CADENA  INDEPENDIENTE  NACIONAL
================================================================================

STATEMENT OF CASH FLOWS
For the Six Months Ending June 30                                                1999
----------------------------------------------------------------------------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Loss                                                                    $(101,215)
                                                                              ----------

Adjustments to Reconcile Net Income to Net Cash Used in Operating Activities
  Depreciation & Amortization                                                    11,719
  Other Noncash Expenses                                                          6,510

Changes in Operating Assets and Liabilities
  Increase in Other Assets                                                      (45,251)
  Increase in Accounts Payable and Accrued Expenses                              54,455
                                                                              ----------
    Total Adjustments                                                            27,433
                                                                              ----------

Net Cash Used in Operating Activities                                           (73,782)
                                                                              ----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of Property and Equipment                                           (53,806)
  Paid in Capital from Shareholders                                              34,460
                                                                              ----------
Net Cash Used in Investing Activities                                           (19,346)
                                                                              ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Net Payments on Loans from Shareholders                                        (9,255)
  Net Borrowing from Long Term Debt                                             505,042
                                                                              ----------
Net Cash Provided by Financing Activities                                       495,787
                                                                              ----------

NET INCREASE IN CASH                                                            402,659

Beginning Cash                                                                       89
----------------------------------------------------------------------------  ----------

ENDING CASH                                                                   $ 402,748
============================================================================  ==========

See accompanying notes and accountant's review report

     HISPANO  TELEVISION  VENTURES,  INC.  DBA  CADENA  INDEPENDIENTE  NACIONAL
================================================================================

NOTES  TO  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------


NATURE  OF  BUSINESS

Hispano Television Ventures, Inc. was incorporated in Texas on February 24, 1998, and is a successor to Hispanic Independent Productions, LLC which was formed on September 25, 1997. The Company was originally in the business of producing programs and commercials for the television industry. Currently the Company is in the process of establishing a new Hispanic television network. The Company has recently acquired one television station and has signed a letter of intent to acquire another station.


SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

CASH
The Company considers all short-term investments with maturity of three months or less to be cash equivalents.

AMORTIZATION  OF  INTANGIBLE  ASSETS
Costs incurred to obtain intangible assets are capitalized and amortized over the estimated useful lives of the assets. As of June 30, 1999, other assets consisted of the following:

                                            Cost        Life in Years
                                      ---------------  --------------
Intangible Production Costs           $      108,632         15
Deferred Financing Costs              $       46,001          2
Less: Accumulated Amortization                (7,511)
                                      ---------------
                                      $      147,122
                                      ===============

     Deferred financing costs are related to a note payable due May 31, 2001 and are capitalized and amortized over the term of the loan.


PROPERTY  AND  EQUIPMENT
The Company's property and equipment is stated at cost less related accumulated depreciation. Depreciation expense is computed on the straight-line basis over the estimated useful lives of the assets. For federal tax purposes, the Company depreciates property and equipment using the modified accelerated cost recovery system and other acceptable tax depreciation methods.

Property  and  equipment  by  major  classification  consisted of the following:

                                          Cost      Life in Years
                                       ----------   -------------
Television Production Equipment        $113,674           5
Less:  Accumulated Depreciation         (15,996)
                                       ---------

                                       $ 97,678
                                       =========

See accompanying notes and accountant's review report


     HISPANO  TELEVISION  VENTURES,  INC.  DBA  CADENA  INDEPENDIENTE  NACIONAL
================================================================================

NOTES TO FINANCIAL STATEMENTS


SUPPLEMENTAL CASH FLOW DISCLOSURES
Other cash flow information:
  Cash paid for interest                                 $  5,462
  Cash paid for income taxes                                    0


Significant noncash investing and financing activities:
  Stock issued for all outstanding                       $500,000
  shares of ATN Network, Inc.

  Stock issued for consulting agreement                  $ 100000
  with Woodcrest Capital, L.L.C.


FAIR  VALUE  OF  FINANCIAL  INVESTMENTS

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments", requires disclosure of their fair value information about financial instruments. Fair Value estimates discussed herein are based on certain market assumptions and pertinent information available to management as of June 30, 1999. The respective carrying values of certain on-balance- sheet financial instruments approximated their face values. These financial instruments include cash, and note payable to shareholders. Fair values were assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

LONG  TERM  DEBT

On May 28, 1999, the Company entered into a loan agreement with a group of investors and borrowed $500,000. This loan is due on May 31, 2001 and is convertible in multiples of $1,000 into shares of the Company's series A Convertible Preferred Stock. The interest rate on the note is 11% and interest is due and payable on the last day of March, June, September and December, starting June 30, 1999. If the interest is not paid on that date the interest is then capitalized and included as part of the outstanding principal of the note. The note is secured by all of the Company's accounts receivable, equipment, intangible assets, promissory notes and any other assets. The balance at June 30, 1999 is $505,042.


COMMON  STOCK
                 Shares Authorized                                          50,000,000
                 Shares Issued and Outstanding                              21,333,334
                 Par Value                                                  $     0.001


PREFERRED STOCK
                 Shares Authorized                                           25,000,000
                 Shares Issued and Outstanding                                        0
                 Par Value                                                  $     0.001

                 The Preferred Stock has 8,000,000 of the authorized shares designated as "Series A" Preferred.

See accountant's review report

     HISPANO  TELEVISION  VENTURES,  INC.  DBA  CADENA  INDEPENDIENTE  NACIONAL
================================================================================

NOTES  TO  FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------

CONCENTRATION  OF  CREDIT  RISK

The Company from time to time maintains cash balances held at finacial institutions in excess of federally insured limits.


SUBSEQUENT  EVENTS

On September 1, 1999 the Company entered into a note modification with the investors group which increased the Long Term Convertible Dept from $500,000 to $1,000,000. The additional debt was used to purchase stock from the American Independent Network, Inc. (AIN). On September 2, 1999, the Company closed a transaction

On September 2, 1999, the Company closed a transaction (the AIN transaction) whereby the Company 11,00,000 shares of common stock from AIN for $500,000. The Company now owns approximately 60% of the presently outstanding shares of common stock of AIN. As a part of this transaction, the Company proposed a transaction to merge the assets of the Company with AIN. AIN will be the surviving entity from this transaction.

One June 15, 1999, CIN entered into a Letter of Intent to purchase Walt Morris's 89% interest in Cleveland Broadcasting Corporation Channel 22 in Oklahoma City, Oklahoma. The $25,000 payment to Mr. Morris on this date is recorded as an earnest money deposit on the purchase of his interest in the station subject to finalization of due diligence and receipt of FCC license and consents. The station is being acquired for $250,000 cash payable over installments and a to be determined amount of stock. Both parties are working towards completing this transaction.


STATEMENT  OF  SHAREHOLDERS  EQUITY

                           Number of   Par Value & Capital    Retained
                             Shares      in Excess of Par     Earnings     Total
                           ----------  --------------------  ----------  ----------
Balance February 24, 1998           0                     0          0           0
Stock Issued                3,200,000  $            156,401  $ (11,840)  $ 144,561
                           ----------  --------------------  ----------  ----------

Balance December 31, 1998   3,200,000  $            156,401  $ (11,840)    144,561
Stock Issued                2,133,334               634,460          0     634,460
Stock Dividend             16,000,000                     0          0           0
Net Loss                            0                     0   (101,215)   (101,215)
                           ----------  --------------------  ----------  ----------

Balance June 30, 1999      21,333,334  $            790,861  $ 113,055   $ 677,806
                           ==========  ====================  ==========  ==========

See  accountant's  review  report

            --------------------------------------------------------
            (4)  TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE
                             THE NAME OF THE COMPANY
                     TO "HISPANIC TELEVISION NETWORK, INC.",
            OR SUCH OTHER SIMILAR NAME IF THIS NAME IS NOT AVAILABLE.
            ---------------------------------------------------------

     The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the stockholders for approval, a proposal to amend the Certificate of Incorporation change the name of the Company to "Hispanic Television Network, Inc.", or such other similar name if this name is not available. This Proxy Proposal (4) is subject to the adoption of Proxy Proposal (3).

DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

     The Board of Directors of the Company recommends the approval of the proposed amendment to change the name of the Company to "Hispanic Television Network, Inc.", or such other similar name if this name is not available. The proposed Amendment would amend Article I of the Certificate of Incorporation, as amended, of American Independent Network, Inc. to change the name of the Company to "Hispanic Television Network, Inc.", or such other similar name if this name is not available. By approving this Proxy Proposal (4), stockholders authorize the Board of Directors to select a name similar to Hispanic Television Network, Inc. if this name is not available. Such an Amendment requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

PRINCIPAL  REASONS  FOR  THE  AMENDMENT

     The Board of Directors believes it is desirable to change the name of the Company because of the adoption, if so adopted, of Proxy Proposal (3). The business of HTV includes television programming aimed at the Hispanic market, and the name Hispanic Television Network, Inc. is more appropriate for the business markets of the merged Company. Further, the Board of Directors believes that the name Hispanic Television Network, Inc. is more likely to have a greater intangible value, and a greater recognition value to the Company in the future, than the current name of the Company. In the event that the name "Hispanic Television Network, Inc." is not available, the Directors will select a similar name.

THE  AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION

     The  proposed  Amendment  to  the  First  Article  will  be  as  follows:

FIRST:
     "The  name  of  the  Corporation  is  Hispanic  Television  Network,  Inc."

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO HISPANIC TELEVISION NETWORK, INC., OR SUCH OTHER SIMILAR NAME IF THIS NAME IS NOT AVAILABLE.

            ---------------------------------------------------------
     (5) TO RATIFY THE SELECTION OF JACK F. BURKE, JR. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.
            ---------------------------------------------------------

     The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the stockholders, the Board's selection of independent auditor.

     The Board of Directors has selected Jack F. Burke, Jr. as the Company's independent auditor for the current fiscal year. The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing
Jack F. Burke, Jr. as independent auditor of the Company for the fiscal year ending December 31, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of Jack F. Burke, Jr. as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending December 31, 1999.

     Jack F. Burke, Jr. serves as the Company's independent auditor for the current year, and has been the Company's independent auditor for the years ended December 31, 1998 and 1997. A representative of Jack F. Burke, Jr. is not expected to be present at the Annual Meeting, and therefore is not expected to make any statements nor be available to respond to questions from stockholders. The Company has had no changes or disagreements with accountants on the accounting and the financial disclosure of the Company during the past two years. HTV has no audited financial statements.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF JACK F. BURKE, JR. AS INDEPENDENT AUDITOR FOR FISCAL YEAR ENDING DECEMBER 31, 1999.

            ---------------------------------------------------------
(6)  TO AMEND THE BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE BYLAWS
            ---------------------------------------------------------

DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

     The Board of Directors unanimously adopted a resolution declaring the advisability of, and the Board submits to the stockholders, a proposal to amend the Bylaws to authorize the Board of Directors to amend the Bylaws. The Board of Directors of the Company recommends the approval of the proposed amendment to the Bylaws to authorize the Board of Directors to amend the Bylaws.

PRINCIPAL  REASONS  FOR  THE  AMENDMENT

     The amendment would provide the Company with the ability to make changes in corporate governance and other matters permitted to be made in the bylaws without the Company incurring the time or expense of a stockholder meeting.

THE  AMENDMENT  TO  CERTIFICATE  OF  INCORPORATION

     The proposed Bylaw Amendment to Article XI-Amendments--Section 1 will be as follows:

Article  XI-Amendments
Section 1. The Bylaws of the corporation may be created, amended, or repealed by the majority vote of the Directors of the corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE BYLAWS

            ---------------------------------------------------------
                               (7)  OTHER MATTERS
            ---------------------------------------------------------

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                           INCORPORATION BY REFERENCE

     The Company incorporates herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1998 which is being provided to stockholders along with this Proxy Statement.

     FUTURE  PROPOSALS  OF  STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the year 2000 Annual Meeting of Stockholders is January 31, 2000.

BY  ORDER  OF  THE  BOARD  OF  DIRECTORS  OF
AMERICAN  INDEPENDENT  NETWORK,  INC.

/s/  Walter Morgan                         /s/  Randy  Moseley
Director, CEO and President                Director and Chief Financial Officer
Haltom City, TX                            Haltom  City,  TX

                                      PROXY

                       AMERICAN INDEPENDENT NETWORK, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 19, 1999

     The undersigned hereby appoints Walter Morgan and Randy Moseley, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of American Independent Network, Inc. held of record by the undersigned on October 12, 1999 at the Annual Meeting of Stockholders to be held at 6125 Airport Freeway, Suite 200, Haltom City, TX 76117 on November 19, 1999, at 6:00 PM (CST) and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED:

(I)     FOR  THE  ELECTION  OF  THE  NOMINEES  NAMED  HEREIN.

(II) FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO AUTHORIZE A TOTAL OF 200,000,000 SHARES OF COMMON STOCK, TO AUTHORIZE 20,000,000 SHARES OF PREFERRED STOCK AND TO RESET THE PAR VALUE OF PREFERRED STOCK.

(III) FOR THE RATIFICATION OF THE BOARD'S DECISION TO MERGE WITH HISPANO TELEVISION VENTURES, INC.

(IV) FOR THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO CHANGE THE NAME OF THE COMPANY TO "HISPANIC TELEVISION NETWORK, INC.", OR SUCH OTHER SIMILAR NAME IF THIS NAME IS NOT AVAILABLE.

(V) FOR THE RATIFICATION OF THE BOARD'S SELECTION OF JACK F. BURKE, JR. AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

(VI) FOR THE PROPOSAL TO AMEND THE BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE BYLAWS

1.     ELECTION  OF  DIRECTORS  OF  THE  COMPANY.  (INSTRUCTION:  TO  WITHHOLD
                                                    --------------------------
AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL  NOMINEE,  STRIKE  A  LINE THROUGH, OR
       -------------------------------------------------------------------------
OTHERWISE  STRIKE,  THAT  NOMINEE'S  NAME  IN  THE  LIST  BELOW.)
       ---------------------------------------------------------

        FOR  all  nominees  listed  below             WITHHOLD  authority  to
          except  as marked to the contrary.               vote for all nominees
below.

                                 James A. Ryffel
                                 P. Alan Luckett
                                Douglas K. Miller
                                  Bob J. Bryant

2. Proposal to amend the Certificate of Incorporation of the Company to authorize a total of 200,000,000 shares of common stock, to authorize 20,000,000 shares of preferred stock and to reset the par value of preferred stock.

        FOR                  AGAINST                  ABSTAIN


3     Proposal  to  ratify the Board's decision to merge with Hispano Television
Ventures,  Inc.  and  to  ratify  the  merger  agreement.

        FOR                  AGAINST                  ABSTAIN


4. Proposal to amend the Certificate of Incorporation to change the name of the Company to "Hispanic Television Network, Inc.", or such other similar name if this name is not available.

        FOR                  AGAINST                  ABSTAIN

5. Proposal to ratify the selection of Jack F. Burke, Jr. as the Company's independent auditor for the fiscal year ending December 31, 1999.

        FOR                  AGAINST                  ABSTAIN

6. PROPOSAL TO AMEND THE BYLAWS TO AUTHORIZE THE BOARD OF DIRECTORS TO AMEND THE BYLAWS.

        FOR                  AGAINST                  ABSTAIN

7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

        FOR             AGAINST        ABSTAIN

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
_____________________                    ___________________________________
Number  of  Shares  of                              Signature
Common  Stock
Stock  Owned
As  of  the  Record  Date  of  October  12,  1999
     ___________________________________
(Typed  or  Printed  Name)
___________________________________
     Signature  if  held  jointly
     ___________________________________
(Typed  or  Printed  Name)
     DATED:  ___________________________

     THIS  PROXY  MAY  BE  REVOKED  AT  ANY  TIME  BEFORE  IT  IS  VOTED

     AT  THE  MEETING.  PLEASE  MARK,  SIGN,  DATE  AND  RETURN
     THIS  PROXY  PROMPTLY.

                                  Attachment"A"

                                Merger Agreement
                                     Between
    American Independent Network, Inc. and Hispano Television Ventures, Inc.

                          AGREEMENT AND PLAN OF MERGER


                                 BY AND BETWEEN

                       AMERICAN INDEPENDENT NETWORK, INC.

                                       AND

                        HISPANO TELEVISION VENTURES, INC.




                          DATED AS OF OCTOBER 15, 1999

                                 TABLE OF CONTENTS

ARTICLE I - THE MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.01. The Merger. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.02. The Closing.. . . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.03. Effective Time. . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.04. Effect of the Merger. . . . . . . . . . . . . . . . . . . . . .   2
  Section 1.05. Directors and Officers. . . . . . . . . . . . . . . . . . . . .   2

ARTICLE II - CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES . . . . . . . .   2
  Section 2.01. Merger Consideration: Conversion and Cancellation of Securities   2
  Section 2.02. Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .   3
  Section 2.03. Stock Transfer Books. . . . . . . . . . . . . . . . . . . . . .   4
  Section 2.04. Dissenters' Rights. . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF HTV . . . . . . . . . . . . . .   5
  Section 3.01. Organization and Qualification: Subsidiaries. . . . . . . . . .   5
  Section 3.02. Articles of Incorporation and Bylaws. . . . . . . . . . . . . .   5
  Section 3.03. Capitalization. . . . . . . . . . . . . . . . . . . . . . . . .   5
  Section 3.04. Authority.. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  Section 3.05. No Conflict: Required Filings and Consents. . . . . . . . . . .   7
  Section 3.06. Permits; Compliance.. . . . . . . . . . . . . . . . . . . . . .   8
  Section 3.07. Reports; Financial Statements; Undisclosed Liabilities. . . . .   8
  Section 3.08. Absence of Certain Changes or Events. . . . . . . . . . . . . .   8
  Section 3.09. Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . .   9
  Section 3.10. Employee Benefit Plans; Labor Matters.. . . . . . . . . . . . .   9
  Section 3.11. Taxes.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
  Section 3.12. Properties. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  Section 3.13. Insider Interests; Transactions with Management.. . . . . . . .  10
  Section 3.14. Contracts and Agreements. . . . . . . . . . . . . . . . . . . .  11
  Section 3.15. Brokers.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
  Section 3.16. Board Recommendations.. . . . . . . . . . . . . . . . . . . . .  11
  Section 3.17. Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . .  11
  Section 3.18. Due Diligence . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF AIN. . . . . . . . . . . . . . .  12
  Section 4.01. Organization and Qualification; Subsidiaries. . . . . . . . . .  12
  Section 4.02. Certificate of Incorporation and Bylaws; Formation Documents. .  12
  Section 4.03. Capitalization. . . . . . . . . . . . . . . . . . . . . . . . .  12
  Section 4.04. Authority.. . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  Section 4.05. No Conflict; Required Filings and Consents. . . . . . . . . . .  14
  Section 4.06. Permits; Compliance.. . . . . . . . . . . . . . . . . . . . . .  14
  Section 4.07. Reports; Financial Statements.. . . . . . . . . . . . . . . . .  14
  Section 4.08. Absence of Certain Changes or Events. . . . . . . . . . . . . .  15

                                        i

  Section 4.09. Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  Section 4.10. Employee Benefit Plans; Labor Matters . . . . . . . . . . . . .  16
  Section 4.11. Taxes.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  Section 4.12. Environmental Matters . . . . . . . . . . . . . . . . . . . . .  17
  Section 4.13. Properties. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  Section 4.14. Insider Interests; Transactions with Management . . . . . . . .  18
  Section 4.15. Contracts and Agreements. . . . . . . . . . . . . . . . . . . .  18
  Section 4.16. Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  Section 4.17. Board Recommendations . . . . . . . . . . . . . . . . . . . . .  18
  Section 4.18. Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE V - COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  Section 5.01. Affirmative Covenants . . . . . . . . . . . . . . . . . . . . .  19
  Section 5.02. Negative Covenants. . . . . . . . . . . . . . . . . . . . . . .  20
  Section 5.03. Access and Information. . . . . . . . . . . . . . . . . . . . .  21

ARTICLE VI - ADDITIONAL AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . .  22
  Section 6.01. Transfer Restrictions . . . . . . . . . . . . . . . . . . . . .  22
  Section 6.02. Name Change . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE VII - CLOSING CONDITIONS. . . . . . . . . . . . . . . . . . . . . . . .  23
  Section 7.01. Additional Conditions to Obligations of AIN.. . . . . . . . . .  23
  Section 7.02. Additional Conditions to Obligations of HTV . . . . . . . . . .  24

ARTICLE VIII - TERMINATION, AMENDMENT AND WAIVER. . . . . . . . . . . . . . . .  26
  Section 8.01.Termination. . . . . . . . . . . . . . . . . . . . . . . . . . .  26
  Section 8.02. Effect of Termination; Remedies.. . . . . . . . . . . . . . . .  26
  Section 8.03. Amendment.. . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 8.04. Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 8.05. Fees and Expenses.. . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE IX - GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.01. Effectiveness of Representations, Warranties and Agreements.. .  27
  Section 9.02. Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.03. Certain Definitions.. . . . . . . . . . . . . . . . . . . . . .  29
  Section 9.04. Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
  Section 9.05. Severability. . . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.06. Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.07. Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.08. Parties in Interest.. . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.09. Failure or Indulgence Not Waiver; Remedies Cumulative.. . . . .  30
  Section 9.10. Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.11. Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.12. Specific Performance. . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.13. Confidentiality Agreement . . . . . . . . . . . . . . . . . . .  31

                          AGREEMENT AND PLAN OF MERGER


     This Agreement and Plan of Merger, dated as of October 15, 1999 (this "Agreement"), is by and between American Independent Network, Inc., a Delaware
     -----
corporation  ("AIN"), and Hispano Television Ventures, Inc., a Texas corporation
               ---
("HTV").
  ---

     WHEREAS, HTV, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware ("DGCL") and the Texas Business Corporation Code ("TBCA"), will merge
            ----                                              ----
with  and  into  AIN  (the  "Merger");
                             ------

     WHEREAS, the Board of Directors of HTV has determined that the Merger is advisable and is fair to, and in the best interests of, HTV and its stockholders, has approved and adopted this Agreement and the transactions contemplated hereby, and has recommended approval and adoption of this Agreement by the stockholders of HTV; and

     WHEREAS, the Board of Directors of AIN has determined that the Merger is advisable and is fair to, and in the best interests of, AIN and its stockholders, has approved and adopted this Agreement and the transactions contemplated hereby, and has recommended approval and adoption of this Agreement by the stockholders of AIN;

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

     Section 1.01.     The Merger.  Upon the terms and subject to the conditions
                       ----------
set forth in this Agreement, and in accordance with the DGCL and the TBCA, at the Effective Time (as defined in Section 1.03 of this Agreement), HTV shall be
                                   ------------
merged with and into AIN. As a result of the Merger, the separate corporate existence of HTV shall cease and AIN shall continue as the surviving corporation of the Merger (the "Surviving Corporation").
                        ----------------------

     Section 1.02.     The Closing.  Subject to the terms and conditions of this
                       -----------
Agreement, the closing of the Merger (the "Closing") shall take place (a) at the
                                           -------
offices of Cantey & Hanger, L.L.P., 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102, at 9:00 a.m., local time, on the day immediately following the day on which the last to be fulfilled or waived of the conditions set forth in
Article  VII  shall  be  fulfilled  or waived in accordance herewith (other than
     -------
conditions with respect to actions the respective parties hereto will take at the Closing), or (b) at such other time, date or place as AIN and HTV may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing
                                                                         -------
Date."
----

     Section  1.03.     Effective Time.  On the Closing Date, the parties hereto
                        --------------
shall cause the Merger to be consummated by filing a Certificate of Merger with the Delaware Secretary of State and Articles of Merger with the Texas Secretary of State in such forms as are required by, and executed in accordance with the relevant provisions of the DGCL and the TBCA, respectively (the date and time of the completion of such filing or such later date and time as may be specified in the Certificate of Merger and Articles of Merger as the effective time of the Merger being the "Effective Time").
                     ---------------

     Section  1.04.     Effect of the Merger.  At the Effective Time, the effect
                        --------------------
of the Merger shall be as provided in Section 259 of the DGCL and Article 5.06 of the TBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of AIN and HTV shall vest in the Surviving Corporation, and all debts, obligations, liabilities and duties of each of AIN and HTV shall become the debts, obligations, liabilities and duties of the Surviving Corporation.

     Section 1.05.     Directors and Officers. James A. Ryffel, P. Alan Luckett,
                       ----------------------
Douglas K. Miller and Bob J. Bryant shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. P. Alan Luckett shall be the President and Chief Operating Officer, Douglas K. Miller shall be the Chief Financial Officer and the Treasurer, and Victoria O. Luckett shall be the Secretary of the Surviving Corporation in each case until their respective successors are duly elected or appointed and qualified.

                                  ARTICLE  II

               CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

     Section  2.01.     Merger  Consideration:  Conversion  and  Cancellation of
                        --------------------------------------------------------
Securities.  At  the  Effective  Time,  by  virtue of the Merger and without any
----------
action  on  the  part  of  AIN,  HTV  or the holders of any of HTV's securities:

     (a)     Subject  to  the other provisions of this Article II, each share of
                                                       ----------
common  stock, par value $.001 per share, of HTV ("HTV Common Stock") issued and
                                                   ----------------
outstanding immediately prior to the Effective Time (excluding any Dissenting Shares and any HTV Common Stock described in Section 2.01(d) of this Agreement)
                                              ---------------
shall be converted into the right to receive 1.640624949 fully paid and nonassessable share of common stock, par value $.01 per share, of AIN ("AIN
                                                                             ---
Common  Stock")  (the  "Conversion  Ratio").
-------------           -----------------

     (b) Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the outstanding shares of AIN Common Stock or HTV Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Conversion Ratio shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

     (c)     As  a  result  of their conversion pursuant to Section 2.01(a), all
                                                            ---------------
shares of HTV Common Stock shall cease to be outstanding and shall automatically be canceled and retired. Each certificate previously evidencing HTV Common Stock outstanding immediately prior to the Effective Time (other than HTV Common Stock described in Section 2.01(d) of this Agreement and any Dissenting Shares)
                    --------------
("Converted  Common  Stock")  shall  thereafter  represent,  subject  to Section
  ------------------------                                               -------
2.02(b)  of  this  Agreement,  the right to receive that number of shares of AIN
-------
Common Stock determined pursuant to the Conversion Ratio and, if applicable, the right to receive cash pursuant to Section 2.02(b) of this Agreement ("Merger
                                      ---------------                     ------
Consideration").  The  holders  of  certificates previously evidencing Converted
-------------
Common Stock shall cease to have any rights with respect to such Converted Common Stock except the right to receive the applicable Merger Consideration and as otherwise provided in this Agreement or by law. Such certificates previously evidencing Converted Common Stock shall be exchanged for certificates evidencing whole shares of AIN Common Stock issued in consideration therefor upon the surrender of such certificates in accordance with the provisions of Section 2.02
                                                                    ------------
of this Agreement. No fractional shares of AIN Common Stock shall be issued and, in lieu thereof, a cash payment shall be made pursuant to Section 2.02(b)
                                                                 ---------------
of  this  Agreement.

     (d) Notwithstanding any provision of this Agreement to the contrary, each share of HTV Common Stock held in the treasury of HTV immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

     (e) Each share of AIN Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall thereafter represent one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and shall not be converted or affected by virtue of the Merger.

     (f) Notwithstanding Section 2.01(e) of this Agreement, each share of AIN Common Stock held by HTV immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

     Section  2.02.     Certificates.
                        ------------

     (a)     Surrender  of  Certificates.  As  soon as practicable following the
             ---------------------------
Effective Time, a Letter of Transmittal will be forwarded to the holders of HTV Common Stock soon after the date of this Agreement, and upon a stockholder's completion and return of the Letter of Transmittal to AIN, along with the endorsed original HTV certificates, certificates representing the number of shares of AIN Common Stock based on the Conversion Ratio set forth in Section
                                                                         -------
2.01(a)  of  this Agreement, shall be issued to such stockholder or as otherwise
-------
requested  in  the  Letter  of  Transmittal.

     (b)     No Fractional Shares.  No certificates evidencing fractional shares
             --------------------
of AIN Common Stock shall be issued upon the surrender for exchange of HTV Common Stock certificates, and such fractional share interests shall not entitle the owner thereof to any rights of a stockholder of AIN. In lieu of any such fractional shares, (i) each holder of a certificate previously evidencing HTV Common Stock, upon surrender of such certificate for exchange pursuant to this
Article  II,  shall be paid an amount in cash (without interest), rounded to the
-----------
nearest cent, determined by multiplying (A) the Closing Price multiplied by the Conversion Ratio by (B) the fractional interest to which such holder would otherwise be entitled (after taking into account all shares of HTV Common Stock held of record by such holder at the Effective Time). "Closing Price" means the
                                                        -------------
closing sales price of the AIN Common Stock on the OTCBB as reported by the Wall Street Journal on the day preceding the Closing Date as provided in Section 1.02
                                                                    ------------
hereof.

     Section  2.03.     Stock  Transfer Books.  At the Effective Time, the stock
                        ---------------------
transfer books of HTV shall be closed and there shall be no further registration of transfers of shares of HTV Common Stock thereafter on the records of HTV. If, after the Effective Time, HTV Common Stock certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article II.
                                                         -----------

     Section  2.04.     Dissenters'  Rights.
                        -------------------

     (a)     Notwithstanding  the  provision  of  Section  2.01  or  any  other
                                                  -------------
provision in this Agreement to the contrary, each share of HTV Common Stock issued and outstanding immediately prior to the Effective Time and held by stockholders who have not voted such shares in favor of the Merger or consented thereto in writing and qualify under and have complied with all of the provisions of Articles 5.11 and 5.12 of the TBCA (the "Appraisal Provisions") ("Dissenting Shares") shall not, by virtue of the Merger, be converted into the
  ------------------
right to receive the Merger Consideration but such stockholder shall be entitled to receive payment of the appraised value of such shares of HTV Common Stock or held by them in accordance with the Appraisal Provisions; provided, however,
                                                              --------  -------
that if any holder of Dissenting Shares (i) subsequently delivers a written withdrawal of his demand for appraisal rights (with the written consent of AIN if such written withdrawal is not made after the Effective Time within the time periods required by the Appraisal Provisions), or (ii) fails to perfect dissenter's rights as provided in the Appraisal Provisions, or (iii) if neither any holder of Dissenting Shares nor the Surviving Corporation has filed a petition demanding a determination of the value of Dissenting Shares within the time provided in the Appraisal Provisions, the Dissenting Shares held by such holder or holders (as the case may be) shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration as provided in this Agreement without any interest thereon and shall be treated for all purposes as Converted Common Stock.

     (b) HTV shall give AIN (i) prompt notice of any written demands for appraisal, withdrawal of demands for appraisal and any other instruments served pursuant to the Appraisal Provisions and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the Appraisal Provisions. HTV agrees that prior to the Effective Time, it will not, without the prior written consent of AIN, voluntarily make or agree to make any payment with respect to, or settle or offer to settle, any such demands.

     (c) Each holder of Dissenting Shares who becomes entitled, pursuant to the Appraisal Provisions, to payment for his or its Dissenting Shares shall receive payment therefor after the Effective Time from the Surviving Corporation (but only after the amount thereof shall have been agreed upon or finally determined pursuant to such provisions) and such shares shall be canceled.

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF HTV

     HTV  hereby  represents  and  warrants  to  AIN  that:

     Section  3.01.     Organization  and Qualification: Subsidiaries.  HTV is a
                        ---------------------------------------------
corporation,  and each of HTV's subsidiaries (as such term in defined in Section
                                                                         -------
9.03  herein)  is  a  corporation,  duly organized, validly existing and in good
----
standing under the laws of the jurisdiction of its incorporation or organization, and each of HTV and its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted and is qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so qualified and in good standing could not reasonably be expected to have a HTV Material Adverse Effect. The term "HTV Material Adverse Effect" as used in this Agreement shall mean any
       ------------------------------
change or effect that would be materially adverse to the financial condition, results of operations, business, or prospects of HTV and its subsidiaries, taken as a whole, at the time of such change or effect. Section 3.01 of the
                                                             ------------
Disclosure Schedule delivered by HTV to AIN concurrently with the execution of this Agreement (the "HTV Disclosure Schedule") sets forth, as of the date of
                        ------------------------
this Agreement, a true and complete list of all HTV's directly or indirectly owned subsidiaries, together with the jurisdiction of incorporation or organization of each such subsidiary and the percentage of each such subsidiary's outstanding capital stock or other equity interests owned by HTV or another subsidiary of HTV.

     Section 3.02.     Articles of Incorporation and Bylaws.  HTV has heretofore
                       ------------------------------------
furnished or made available to AIN complete and correct copies of the Articles of Incorporation and the Bylaws, in each case as amended or restated to the date hereof, of HTV and each of its subsidiaries. Neither HTV nor any of its subsidiaries is in violation of any of the provisions of its Articles of Incorporation or Bylaws.

     Section  3.03.     Capitalization.
                        --------------

     (a) The authorized capital stock of HTV consists of 50,000,000 shares of HTV Common Stock, par value $.001 per share, and 25,000,000 shares of Preferred Stock, par value $0.001 per share. At the date hereof, 21,333,334 shares of HTV Common Stock were issued and outstanding, no shares of HTV Common Stock were held by HTV in its treasury or by HTV's subsidiaries and no shares of HTV Common Stock were reserved for issuance. Each of the issued shares of capital stock of each of HTV and its subsidiaries is duly authorized, validly issued and fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, HTV or any of its subsidiaries subject to) any preemptive or similar rights created by statute, the Articles of Incorporation or Bylaws (or the equivalent organizational documents) of HTV or any of its subsidiaries, any agreement to which HTV or any of its subsidiaries is a party or is bound or applicable federal or state securities laws. All issued shares or other equity interests in the subsidiaries of HTV owned by HTV or a subsidiary of HTV are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on HTV's or such subsidiaries' voting rights, charges or other encumbrances of any nature whatsoever.

     (b) Except as set forth in Section 3.03(b) of the HTV Disclosure Schedules, no bonds, debentures, notes or other indebtedness of HTV or its subsidiaries having the right to vote (or convertible into or exchangeable or exercisable for securities having the right to vote) on any matters on which stockholders may vote ("HTV Voting Debt") are issued or outstanding.
                           -----------------

     (c) There are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which HTV or any of its subsidiaries is a party relating to the issued or unissued capital stock of HTV or any of its subsidiaries or obligating HTV or any of its subsidiaries to grant, issue, sell or register under federal or state securities laws any shares of capital stock, HTV Voting Debt or other equity interests of HTV or any of its subsidiaries. There are no obligations, contingent or otherwise, of HTV or any of its subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of HTV Common Stock or other capital stock of HTV or the capital stock of any subsidiary of HTV or (ii) other than advances to wholly owned subsidiaries in the ordinary course of business, to provide funds to, or to make any investment in (in the form of a loan, capital contribution or otherwise), or to provide any guarantee with respect to the obligations of, any subsidiary of HTV or any other person. Except (i) as set forth in Section 3.03(c) of the HTV Disclosure Schedule or (ii) for the
           ----------------
subsidiaries  of  HTV  set forth in Section 3.01 of the HTV Disclosure Schedule,
                                    ------------
neither HTV nor any of its subsidiaries (x) directly or indirectly owns, (y) has agreed to purchase or otherwise acquire or (z) holds any interest convertible into or exchangeable or exercisable for the capital stock or any other equity interests of any corporation, partnership, joint venture or other business association or entity. Except as set forth in Section 3.03(c) of the HTV
                                                      ---------------
Disclosure Schedule or for any agreements, arrangements or commitments between HTV and its wholly owned subsidiaries or between such wholly owned subsidiaries, there are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on, or calculated in accordance with, the revenues or earnings of HTV or any of its subsidiaries. Except as set forth in Section
                                                                         -------
3.03(c)  of  the HTV Disclosure Schedule, there are no voting trusts, proxies or
-------
other agreements or understandings to which HTV or any of its subsidiaries is a party or by which HTV or any of its subsidiaries is bound with respect to the voting of any shares of capital stock or other equity interests of HTV or any of its subsidiaries.

     Section  3.04.     Authority.  HTV  has  all  requisite corporate power and
                        ---------
authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby (subject to, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of HTV as set forth in Section 7.01(a) of this Agreement). The
                                        ---------------
execution and delivery of this Agreement by HTV and the consummation by HTV have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of HTV are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (subject to, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of HTV as described in Section 7.01(a) of this Agreement). This Agreement has been
                   ----------------
duly executed and delivered by HTV and, assuming the due authorization, execution and delivery hereof by AIN, constitutes the legal, valid and binding obligation of HTV, enforceable against HTV in accordance with its terms.

     Section  3.05.     No  Conflict:  Required  Filings  and  Consents.
                        -----------------------------------------------

     (a)     Except  as  disclosed  in  Section  3.05(a)  of  the HTV Disclosure
                                        ----------------
Schedule, the execution and delivery of this Agreement by HTV does not, and the performance by HTV of its obligations hereunder, including consummation of the transactions contemplated hereby, will not (i) conflict with or violate the Articles of Incorporation or Bylaws, or the equivalent organizational documents, in each case as amended or restated, of HTV or any of its subsidiaries, (ii)
conflict with or violate any federal, state, foreign or local law, statute, ordinance, rule or regulation (collectively, "Laws") in effect as of the date of
                                              ----
this Agreement or any judgment, order or decree to which HTV or any of its subsidiaries is a party or by or to which any of their respective properties are bound or subject or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair any of HTV's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of HTV or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which HTV or any of its subsidiaries is a party or by or to which HTV or any of its subsidiaries or any of their respective properties are bound or subject, excluding from the foregoing clause (iii) any such conflicts, violations, breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or encumbrances that individually or in the aggregate could not reasonably be expected to have an HTV Material Adverse Effect. The Board of Directors of HTV has approved the Merger, this Agreement and the transactions contemplated hereby. To the best of HTV's knowledge, no other state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement or any of the transactions contemplated hereby.

     (b) The execution and delivery of this Agreement by HTV does not, and the performance by HTV of its obligations hereunder, including consummation of the transactions contemplated hereby, will not, require HTV to obtain any consent, license, permit, waiver, approval, authorization or order of, or to make any filing with or notification to, any governmental or regulatory authority, federal, state, local or foreign (collectively, "Governmental
                                                                   ------------
Entities"),  except  for  (i) applicable requirements, if any, of the Securities
--------
Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state securities or blue sky laws ("Blue Sky Laws") and (ii) the filing and
                                         -------------
recordation  of  appropriate  merger  documents  as  required  by  the  TBCA.

     Section 3.06.     Permits; Compliance.  HTV is in possession of all permits
                       -------------------
necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to possess such permits could not reasonably be expected to have an HTV Material Adverse Effect.

     Section  3.07.     Reports;  Financial Statements; Undisclosed Liabilities.
                        -------------------------------------------------------

     (a) HTV has delivered to AIN (i) an unaudited consolidated balance sheet of HTV and its subsidiaries as of June 30, 1999 and (ii) an unaudited consolidated statement of income, stockholders' equity and cash flows for the six month period ended June 30, 1999. Such unaudited consolidated financial statements, (i) are in accordance with the books and records of HTV and its subsidiaries in all material respects and were prepared in accordance with the generally accepted accounting principles applied on a consistent basis throughout the periods involved (except (A) to the extent disclosed therein or required by changes in generally accepted accounting principles), as may be indicated in the notes thereto, and (ii) fairly present in all material respects the consolidated financial position of HTV and its subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows for the periods indicated (except, in the case of unaudited consolidated financial statements for interim periods, for the absence of footnotes and subject to adjustments, consisting only of normal, recurring accruals, necessary to present fairly such results of operations and cash flows).

     (b) Except as and to the extent set forth on the consolidated balance sheet of HTV and its subsidiaries as of June 30, 1999, including the notes thereto, neither HTV or any of its subsidiaries has any liabilities or obligations material to HTV and its subsidiaries that are not referenced on such balance sheet. Except as set forth in Section 3.07 of the HTV Disclosure
                                             -------------
Schedule, since June 30, 1999, neither HTV nor any of its subsidiaries has incurred any liabilities except for (i) liabilities or obligations incurred in the ordinary course of business and consistent with past practice which do not have an HTV Material Adverse Effect, and (ii) for professional fees and expenses incurred in connection with or as a result of the Merger.

     Section  3.08.     Absence  of  Certain  Changes  or Events.  Except as set
                        ----------------------------------------
forth  in Section  3.08 of the HTV Disclosure Schedule, since June 30, 1999, HTV
          -------------
and its subsidiaries have conducted their respective businesses only in the ordinary course and in a manner consistent with past practice and there has not been (a) any damage, destruction or loss with respect to any assets of HTV or any of its subsidiaries that, whether or not covered by insurance, would constitute an HTV Material Adverse Effect, (b) any change by HTV or its subsidiaries in their significant accounting policies, (c) except for dividends by a subsidiary of HTV to HTV or another wholly owned subsidiary of HTV, any declaration, setting aside or payment of any dividends or distributions in respect of shares of HTV Common Stock or the shares of stock of, or other equity interests in, any subsidiary of HTV or any redemption, purchase or other acquisition of any of HTV's securities or any of the securities of any subsidiary of HTV, (d) any increase in the benefits under, or the establishment or amendment of, any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, performance awards (including, without limitation, the granting of stock appreciation rights or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable or to become payable to any of the directors or officers of HTV or the employees of HTV or its subsidiaries as a group, except for (i) increases in salaries or wages payable or to become payable in the ordinary course of business and consistent with past practice or (ii) the granting of stock options in the ordinary course of business to employees of HTV or its subsidiaries who are not directors or executive officers of HTV, or (e) any other HTV Material Adverse Effect.

     Section  3.09.     Litigation.  Except  as set forth in Section 3.09 of the
                        ----------                           ------------
HTV Disclosure Schedule, there is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of HTV, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of HTV, threatened against HTV or any of its subsidiaries or any properties or rights of HTV or any of its subsidiaries, and neither HTV nor any of its subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of HTV, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including, without limitation, cease-and-desist or other orders.

     Section  3.10.     Employee  Benefit  Plans;  Labor  Matters.
                        -----------------------------------------

     (a) HTV and its subsidiaries have no "employee benefit plan" within the meaning of Section 3.3 of the Employee Retirement Income Securities Act of 1974,
           -----------
as  amended.

     (b) There are no collective bargaining or other labor union contracts to which HTV or its subsidiaries is a party and no collective bargaining agreement is being negotiated by HTV or any of its subsidiaries. There is no pending or, to the best knowledge of HTV, threatened labor dispute, strike or work stoppage against HTV or

     Section  3.11.     Taxes.  Except  as  set forth in Section 3.11 of the HTV
                        -----                            ------------
Disclosure  Schedule:

     (a)     (i)  all  returns and reports ("Tax Returns") of or with respect to
                                             -----------
any  Tax (as defined in Section 9.03 of this Agreement) that are  required to be
                        ------------
filed on or before the date hereof by or with respect to HTV or any of its subsidiaries have been duly and timely filed, (ii) Taxes that have become due with respect to the period covered by each such Tax Return have been paid, (iii) all withholding Tax requirements imposed on or with respect to HTV or any of its subsidiaries have been satisfied in all material respects, and (iv) no penalty, interest or other charge is due with respect to the late filing of any such Tax Return or late payment of any such Tax.

     (b) There is no claim against HTV or any of its subsidiaries for any amount of Taxes, no assessment, deficiency or adjustment has been asserted or proposed with respect to any Tax Return of or with respect to HTV or any of its subsidiaries, and no Tax Return of or with respect to HTV or any of its subsidiaries has been, or is being, audited by the Internal Revenue Service or any state, local or other taxing authority other than those disclosed (and to which are attached copies of all audit or similar reports) in Section 3.11 of
                                                                 ------------
the  HTV  Disclosure  Schedule.

     (c) The total amounts set up as liabilities for current and deferred Taxes in the financial statements referred to in Section 3.07 of this Agreement
                                                  ------------
are sufficient to cover the payment of all Taxes, whether or not assessed or disputed, with respect to HTV and any of its subsidiaries up to and through the periods covered thereby.

     (d) Except for statutory liens for current Taxes not yet due and for Taxes being contested in good faith that have been disclosed in Section 3.10 of
                                                                 ------------
the HTV Disclosure Schedule and for which adequate provisions have been made in the financial statements referred to in Section 3.07, no liens for Taxes exist
                                          ------------
upon  the  assets  of  any  of  HTV  or  any  of  its  subsidiaries.

     (e) Neither HTV nor any of its subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     (f)     Neither  HTV nor any of its subsidiaries has made an election under
Section  341(f)  of  the  Code.  Except  as disclosed in Section 3.11 of the HTV
                                                         ------------
Disclosure Schedule, neither HTV nor any of its subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that under the circumstances could obligate it to make any payments that will not be deductible under Sections 162(m) or 280G of the Code.

     (g) Neither HTV nor any of its subsidiaries have taken or agreed to take any action that would create a material risk that the Merger would not qualify as a tax free reorganization under the provisions of Section 368(a)(1)(A) of the Code.

     (h) To the extent HTV's liabilities exceed the adjusted basis of its assets, AIN will be responsible to pay any related tax liability.

     Section  3.12.  Properties.    Except  as  set forth in Section 3.12 of the
                     ----------                              ------------
HTV Disclosure Schedule, HTV and each of its subsidiaries has good, valid and marketable title to all properties, rights, licenses, and other assets, tangible and intangible, owned by it, including, without limitation, those listed on the Financial Statements, free and clear of all mortgages, pledges, security interests, liens, charges and other encumbrances, except liens for current taxes not yet due. Except as set forth in Section 3.12 of the HTV Disclosure
                                            -------------
Schedule, HTV and its subsidiaries' buildings, equipment, and other tangible assets are in good operating condition in all respects and are fit for use in the ordinary course of HTV's and its subsidiaries' business. HTV and each subsidiary owns or has a valid leasehold interest in all assets and properties (real or personal) necessary for the conduct of its business as possibly conducted and proposed to be conducted.

     Section  3.13.     Insider Interests; Transactions with Management.  Except
                        -----------------------------------------------
as  set  forth  in  Section  3.13  of  the  HTV Disclosure Schedule, no officer,
                    -------------
director, or employee of HTV or holder of more than five percent of HTV Common Stock currently outstanding has any interest in any property, real or personal, tangible or intangible, agreement, arrangement, or understanding, written or oral, providing for the employment of, furnishing of services by, rental or real or personal property from, or otherwise requiring payments to any such shareholder, officer, director or employee used in or pertaining to the business of HTV or any subsidiary, except for the ordinary rights of a stockholder or employee stock option holder. Except as set forth on Section 3.13 of the HTV
                                                         ------------
Disclosure Schedule, no executive officer or director of HTV or any of its subsidiaries (except in his capacity as such) has any direct or indirect material interest in (a) any competitor, customer, supplier or agent of HTV or any of its subsidiaries, or (b) any person that is a party to any contract or agreement with HTV or any of its subsidiaries.

     Section  3.14.     Contracts  and Agreements.  The contracts and agreements
                        -------------------------
listed  in  Section  3.14  of  the HTV Disclosure Schedule constitute all of the
            -------------
written and oral contracts, commitments, leases, and other agreements (including, without limitation, promissory notes, loan agreements, and other evidences of indebtedness) to which HTV or any of its subsidiaries is a party or by which any of their properties are bound with respect to which the obligations of or the benefits to be received by HTV or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a value in excess of $25,000 (each a "Material Contract"). Except as set forth in
                                    ------------------
Section  3.14  of  the  HTV  Disclosure  Schedule,  neither  HTV  nor any of its
-------------
subsidiaries are and, to the best knowledge of HTV, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default) under any Material Contract, and neither HTV nor any of its subsidiaries have waived any right under any Material Contract. Neither HTV nor any of its subsidiaries have received any notice of default or termination under any Material Contract and neither HTV nor any of its subsidiaries has assigned or otherwise transferred any rights under any Material Contract or any other contract, to the extent default or termination could have an HTV Material Adverse Effect.

     Section  3.15.     Brokers.   No  broker,  finder  or  investment banker is
                        -------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of HTV.

     Section  3.16.     Board Recommendations.  By a unanimous vote of the Board
                        ---------------------
of Directors (which meeting was duly called and held and at which a quorum was present at all times), the Board of Directors (a) approved and adopted this Agreement, including the Merger and the other transactions contemplated hereby, and determined that the Merger is fair to the stockholders of HTV, and (b) subject to Section 6.01 hereof, resolved to recommend approval and adoption of
             ------------
this Agreement, including the Merger and the other transactions contemplated herein, by the stockholders of HTV.

     Section  3.17.     Disclosure.  No  representation  or  warranty  hereunder
                        ----------
contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

     Section  3.18.     Due  Diligence.  HTV  has  had  access to AIN's business
                        --------------
records since September 1, 1999 and has had the opportunity to conduct and will continue to conduct due diligence investigation as it deems appropriate.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF AIN

     AIN  hereby  represents  and  warrants  to  HTV  that:

     Section  4.01.     Organization  and Qualification; Subsidiaries.  AIN is a
                        ----------------------------------------------
corporation,  and each of AIN's subsidiaries (as such term is defined in Section
                                                                         -------
9.03  herein)  is  a  corporation  duly  organized, validly existing and in good
----
standing under the laws of the jurisdiction of its incorporation and each of AIN and its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not reasonably be expected to have a AIN Material Adverse Effect. The term "AIN
                                                                             ---
Material  Adverse  Effect"  as  used  in this Agreement shall mean any change or
-------------------------
effect that would be materially adverse to the financial condition, results of operations, business, or prospects of AIN taken as a whole, at the time of such change or effect. Section 4.01 of the Disclosure Schedule delivered by AIN to
                     ------------
HTV  concurrently  with  the  execution  of  this Agreement (the "AIN Disclosure
                                                                  --------------
Schedule")  sets  forth,  as  of the date of this Agreement, a true and complete
--------
list of all the AIN's directly or indirectly owned subsidiaries which have not been previously disclosed, together with the jurisdiction of incorporation or organization of each such subsidiary and the percentage of each such subsidiary, outstanding capital stock or other equity interests owned by AIN or another subsidiary of AIN.

     Section  4.02.     Certificate  of  Incorporation  and  Bylaws;  Formation
                        -------------------------------------------------------
Documents.  AIN  has  furnished  or  made  available to HTV complete and correct
---------
copies of the Certificate of Incorporation and Bylaws, in each case as amended or restated to the date hereof, of AIN and each of its subsidiaries. Neither AIN nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

     Section  4.03.     Capitalization.
                        --------------

     (a) The authorized capital stock of AIN as of the Effective Time will consist of 20,000,000 shares of AIN Common Stock, par value $.01 per share ("AIN Common Stock") and 10,000,000 shares of preferred stock par value $1.00
  ------------------
per  share  (the  "Preferred  Stock").  Immediately prior to the Effective Time,
                   ----------------
19,007,466  shares  of  AIN  Common  Stock will be issued and outstanding (which include 11,000,000 shares issued to HTV which will be surrendered to AIN and canceled upon the Effective Time) and 42,000 shares of Series B Preferred Stock will be issued and outstanding. Except as described in this Section 4.03 or in
                                                              ------------
Section  4.03(a)  of  the AIN Disclosure Schedule, no shares of capital stock of
----------------
AIN are reserved for issuance for any other purpose. Each of the issued shares of capital stock of AIN and its subsidiaries is duly authorized, validly issued and, fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, AIN or any of its subsidiaries subject to) any preemptive or similar rights created by statute, the Certificate of Incorporation or Bylaws of AIN or any of its subsidiaries, any agreement to which AIN is a party or is bound or applicable federal or state securities laws.

     (b) No bonds, debentures, notes or other indebtedness of AIN having the right to vote (or convertible into or exchangeable or exercisable for securities having the right to vote) on any matters on which stockholders may vote ("AIN
                                                                             ---
Voting  Debt")  are  issued  or  outstanding.
------------

     (c) There are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which AIN or any of its subsidiaries is a party relating to the issued or unissued capital stock of AIN or any of its subsidiaries or obligating AIN to grant, issue or sell any shares of capital stock, AIN Voting Debt or other equity interests of AIN or any of its subsidiaries. There are no obligations, contingent or otherwise, of AIN or any of its subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of AIN Common Stock or other capital stock of AIN or the capital stock of any Subsidiary of AIN or any of its subsidiaries or (ii) other than advances to wholly owned subsidiaries in the ordinary course of business, to provide funds to, or to make any investment in (in the form of a loan, capital contribution or otherwise), or to provide any guarantee with respect to the obligations of any Subsidiary of AIN or any other person. Neither AIN nor any of its subsidiaries (x) directly or indirectly owns, (y) has agreed to purchase or otherwise acquire or (z) does not hold any interest convertible into or exchangeable or exercisable for the capital stock or any other equity interests of any corporation, partnership, joint venture or other business association or entity. There are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on, or calculated in accordance with, the revenues or earnings of AIN or any of its subsidiaries.
There are no voting trusts, proxies or other agreements or understandings to which AIN or any of its subsidiaries is a party or by which AIN or any of its subsidiaries is bound with respect to the voting of any shares of capital stock or other equity interests of AIN or any of its subsidiaries.

     Section  4.04.     Authority.  AIN  has  all  requisite corporate power and
                        ---------
authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby(subject to, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of AIN as set forth in Section 7.01(a) of this Agreement. The
                                         ---------------
execution and delivery of this Agreement by AIN and the performance by AIN of its obligations hereunder, including the consummation of the transactions contemplated hereby, have been or were duly authorized by all necessary corporate action and no other corporate proceedings on the part of AIN are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (subject to, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of AIN as set forth in Section
                                                                         -------
7.01(a) of this Agreement).  This Agreement has been duly executed and delivered
-------
by AIN and, assuming the due authorization, execution and delivery hereof by HTV, constitutes the legal, valid and binding obligations of AIN, enforceable against AIN in accordance with its terms.

     Section  4.05.     No  Conflict;  Required  Filings  and  Consents.
                        -----------------------------------------------

     (a) The execution and delivery of this Agreement by AIN, does not and the performance by AIN of its obligations hereunder, including consummation of the transactions contemplated hereby will not (i) conflict with or violate the Certificate of Incorporation or Bylaws, or the equivalent organizational documents, in each case as amended or restated, of AIN or any of its subsidiaries, (ii) conflict with or violate any Laws in effect as of the date of this Agreement or any judgment, order or decree to which AIN or any of its subsidiaries is a party or by or to which any of its properties are bound or subject or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair any of AIN's or any of its subsidiaries' rights or alter the rights or obligations  of  any  third  party  under,  or  give  to  others  any  rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of AIN or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which AIN or any of its subsidiaries is a party or by or to which AIN or any of its subsidiaries or any of their respective properties are bound or subject, excluding from the foregoing clause (iii) any such conflicts, violations, breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or encumbrances that individually or in the aggregate could not reasonably be expected to have a AIN Material Adverse Effect. The Board of Directors of AIN has approved the merger, this Agreement and the transactions contemplated hereof.

     (b) The execution and delivery of this Agreement by AIN does not and the performance by AIN of its obligations hereunder, including consummation of the transactions contemplated hereby, will not, require AIN to obtain any consent, license, permit, waiver, approval, authorization or order of, or to make any filing with or notification to, any governmental or regulatory authority, federal, state, local or foreign (collectively, "Governmental
                                                                   ------------
Entities"),  except  for  (i) applicable requirements, if any, of the Securities
--------
Act, the Exchange Act, and the Blue Sky Laws and (ii) the filing and recordation of appropriate merger documents as required by the DGCL.

     Section 4.06.     Permits; Compliance.  AIN is in possession of all permits
                       -------------------
necessary to own, lease and operate its properties and to carry on its business as it is now being conducted except where the failure to possess such permits could not reasonably be expected to have a AIN Material Adverse Effect.

     Section  4.07.     Reports;  Financial  Statements.
                        -------------------------------

     (a) AIN has delivered to HTV audited financial statements for the periods ending December 31, 1997 and December 31, 1998. AIN has also delivered to HTV (i) an unaudited balance sheet of AIN as of June 30, 1999, and (ii) pro forma unaudited balance sheets and statements of income, stockholders' equity and cash flows as of June 30, 1999. Such audited and unaudited historical financial statements, including any such financial statements and schedules to be contained in AIN SEC reports (or incorporated by referenced therein) (i) are in accordance with the books and records of AIN in all material respects and have been prepared in accordance with the published rules and regulations of the SEC and generally accepted accounting principles applied on a consistent basis throughout the periods involved (except (A) to the extent disclosed therein or required by changes in generally accepted accounting principles, and (B) in the case of the unaudited financial statements, as permitted by the rules and regulations of the SEC) and (ii) fairly present in all material respects the consolidated financial position of AIN as of the respective dates thereof and the results of operations and cash flows for the periods indicated (except, in the case of unaudited financial statements for interim periods, for the absence of footnotes and subject to adjustments, consisting only of normal, recurring accruals, necessary to present fairly such results of operations and cash flows).

     (b) Except as and to the extent set forth on the unaudited balance sheet of AIN and its subsidiaries as of June 30, 1999, including the notes thereto, neither AIN or any of its subsidiaries has any liabilities or obligations material to AIN and its subsidiaries that are not referenced on such balance sheet. Except as set forth in Section 4.07 of the AIN Disclosure
                                             -------------
Schedule, since June 30, 1999, neither AIN nor any of its subsidiaries has incurred any liabilities except for (i) liabilities or obligations incurred in the ordinary course of business and consistent with past practice which do not have an AIN Material Adverse Effect, and (ii) for professional fees and expenses incurred in connection with or as a result of the Merger.

     Section  4.08.     Absence  of  Certain  Changes  or Events.  Except as set
                        ----------------------------------------
forth  in  Section  4.08  of  the AIN Disclosure Schedule, since January 1, 1999
           -------------
until August 31, 1999, AIN and its subsidiaries have conducted their respective businesses only in the ordinary course and in a manner consistent with past practice and there has not been (a) any damage, destruction or loss with respect to any assets of AIN, that, whether or not covered by insurance, would constitute a AIN Material Adverse Effect, (b) any change by AIN in its significant accounting policies, (c) except for dividends by a subsidiary of AIN to AIN or another wholly owned subsidiary of AIN, any declaration, setting aside or payment of any dividends or distributions in respect of shares of AIN Common Stock or the shares of stock of, or other equity interests in, any subsidiary of AIN or any redemption, purchase or other acquisition of any of AIN's securities or any of the securities of any subsidiary of AIN, (d) any increase in the benefits under, or the establishment or amendment of, any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, performance awards (including, without limitation, the granting of stock appreciation rights or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable or to become payable to any of the directors or officers of AIN or the employees of AIN or its subsidiaries as a group, except for (i) increases in salaries or wages payable or to become payable in the ordinary course of business and consistent with past practice or (ii) the granting of stock options in the ordinary course of business to employees of AIN or its subsidiaries who are not directors or executive officers of AIN, or (e) any other AIN Material Adverse Effect.

     Section  4.09.     Litigation.  Except  as  set  forth  in  AIN's  audited
                        ----------
financial statements for the period ending December 31, 1998 and on Form 10Q filed with the Securities and Exchange Commission as of June 30, 1999, there is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of AIN, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of AIN, threatened against AIN or any of its subsidiaries or any properties or rights of AIN or any of its subsidiaries, and neither AIN nor any of its subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of AIN, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including, without limitation, cease-and-desist or other orders.

     Section  4.10.     Employee  Benefit  Plans;  Labor  Matters.
                        -----------------------------------------

     (a) AIN and its subsidiaries have no "employee benefit plan" within the meaning of Section 3.3 of the Employee Retirement Income Securities Act of 1974,
           -----------
as  amended.

     (b) There are no collective bargaining or other labor union contracts to which AIN is a party and no collective bargaining agreement is being negotiated by AIN. There is no pending or, to the best knowledge of AIN, threatened labor dispute, strike or work stoppage against the AIN.

     Section  4.11.     Taxes.  Except  as  set forth in Section 4.11 of the AIN
                        -----                            ------------
Disclosure  Schedule:

     (a)     (i) all Tax Returns that are  required to be filed on or before the
                     -----------
date hereof by or with respect to AIN or any of its subsidiaries have been duly and timely filed, (ii) Taxes that have become due with respect to the period covered by each such Tax Return have been paid, (iii) all withholding Tax requirements imposed on or with respect to AIN or any of its subsidiaries have been satisfied in all material respects, and (iv) no penalty, interest or other charge is due with respect to the late filing of any such Tax Return or late payment of any such Tax .

     (b) There is no claim against AIN or any of its subsidiaries for any amount of Taxes, no assessment, deficiency or adjustment has been asserted or proposed with respect to any Tax Return of or with respect to AIN or any of its subsidiaries, and no Tax Return of or with respect to AIN has been, or is being, audited by the Internal Revenue Service or any state, local or other taxing authority other than those disclosed (and to which are attached copies of all audit or similar reports) in Section 4.11 of the AIN Disclosure Schedule.
                                  -------------

     (c) The total amounts set up as liabilities for current and deferred Taxes in the financial statements referred to in Section 4.07 of this Agreement
                                                  ------------
are sufficient to cover the payment of all Taxes, whether or not assessed or disputed, with respect to AIN or any of its subsidiaries up to and through the periods covered thereby.

     (d) Except for statutory liens for current Taxes not yet due and for Taxes being contested in good faith that have been disclosed in Section 4.11 of
                                                                 ------------
the AIN Disclosure Schedule and for which adequate provisions have been made in the financial statements referred to in Section 4.07, no liens for Taxes exist
                                          ------------
upon  the  assets  of  AIN  or  any  of  its  subsidiaries.

     (e) Neither AIN nor any of its subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     (f)     Neither  AIN nor any of its subsidiaries has made an election under
Section  341(f)  of  the  Code.  Except  as disclosed in Section 4.11 of the AIN
                                                         ------------
Disclosure Schedule, neither AIN nor any of its subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that under the circumstances could obligate it to make any payments that will not be deductible under Sections 162(m) or 280G of the Code.

     (g) Neither AIN nor any of its subsidiaries has taken or agreed to take any action that would create a material risk that the Merger would not qualify as a tax free reorganization under the provisions of Section 368(a)(1)(A) of the Code.

     (h) Neither AIN nor any of its subsidiaries (i) has been a member of an Affiliated Group (as defined in Section 1504 of the Code) other than a group the common parent of which was AIN or (ii) has any liability for the Taxes of any person (other than AIN or any of its subsidiaries) under Treas. Reg. 1.1502-6 (or any similar provision under state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

     Section  4.12.     Environmental  Matters.
                        ----------------------

     (a) To the best knowledge of AIN all of the properties, operations and activities of AIN comply with all applicable Environmental Laws (as defined in
Section  9.03).
-------------

     (b) To the best knowledge of AIN, none of AIN, its subsidiaries or their properties and operations are subject to any existing, pending or, to the knowledge of AIN, threatened action, suit, investigation, inquiry or proceeding by or before any Governmental Authority or third party under any Environmental Law.

     (c) To the best knowledge of AIN, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by AIN or any of its subsidiaries under any Environmental Law in connection with any aspect of the business of AIN or its subsidiaries or the AIN Properties, including without limitation those relating to the treatment, storage, disposal or release of a hazardous substance or solid waste, have been duly obtained or filed and will remain valid and in effect after the Merger, and AIN and its subsidiaries are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations.

     Section  4.13.     Properties.  Except  as set forth in Section 4.13 of the
                        ----------                           ------------
AIN Disclosure Schedule, AIN and each of its subsidiaries has good, valid and marketable title to all properties, rights, licenses, and other assets, tangible and intangible, owned by it, including, without limitation, those listed on the Financial Statements, free and clear of all mortgages, pledges, security interests, liens, charges and other encumbrances, except liens for current taxes not yet due. Except as set forth in Section 4.13 of the AIN Disclosure
                                            -------------
Schedule, AIN and its subsidiaries' buildings, equipment, and other tangible assets are in good operating condition in all respects and are fit for use in the ordinary course of AIN's and its subsidiaries' business. AIN and each subsidiary owns or has a valid leasehold interest in all assets and properties (real or personal) necessary for the conduct of its business as possibly conducted and proposed to be conducted.

     Section 4.14.     Insider Interests; Transactions with Management.  Except
                       -----------------------------------------------
as  set  forth  in  Section  4.14  of  the AIN Disclosure Schedule, no officer,
                    -------------
director, or employee of AIN or holder of more than five percent of AIN Common Stock currently outstanding has any interest in any property, real or personal, tangible or intangible, agreement, arrangement, or understanding, written or oral, providing for the employment of, furnishing of services by, rental or real or personal property from, or otherwise requiring payments to any such shareholder, officer, director or employee used in or pertaining to the business of AIN or any of its subsidiaries, except for the ordinary rights of a stockholder or employee stock option holder. Except as set forth on Schedule
                                                                        --------
4.14,  no  executive officer or director of AIN (except in his capacity as such)
----
has any direct or indirect material interest in (a) any competitor, customer, supplier or agent of AIN or any of its subsidiaries, or (b) any person that is a party to any contract or agreement with AIN or any of its subsidiaries.

     Section 4.15.     Contracts and Agreements.  Except as set forth in Section
                       ------------------------
4.15 of the AIN Disclosure Schedule, the contracts and agreements listed in AIN's audited financial statements for the period ending December 31, 1998 and on Form 10Q filed with the Securities and Exchange Commission as of June 30, 1999, constitute all of the written and oral contracts, commitments, leases, and other agreements (including, without limitation, promissory notes, loan agreements, and other evidences of indebtedness) to which AIN or any of its subsidiaries is a party or by which any of their properties are bound with respect to which the obligations of or the benefits to be received by AIN or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a value in excess of $25,000 (each a "Material Contract").
                                                            -----------------
Except  as set forth in Section 4.15 of the AIN Disclosure Schedule, neither AIN
                        ------------
nor any of its subsidiaries are and, to the best knowledge of AIN, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default) under any Material Contract, and neither AIN nor any of its subsidiaries have waived any right under any Material Contract. Neither AIN nor any of its subsidiaries have received any notice of default or termination under any Material Contract and neither AIN nor any of its subsidiaries has assigned or otherwise transferred any rights under any Material Contract or any other contract, to the extent default or termination could have an AIN Material Adverse Effect.

     Section  4.16.     Brokers.   No  broker,  finder  or  investment banker is
                        -------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of AIN.

     Section  4.17.     Board  Recommendations.  By  a  unanimous  vote  of  the
                        ----------------------
directors present at a meeting of AIN's Board of Directors (which meeting was duly called and held and at which a quorum was present at all times), the Board of Directors of AIN (a) approved and adopted this Agreement and the other transactions contemplated herein, and determined that the Merger is fair to the stockholders of AIN, and (b) resolved to recommend approval and adoption of this Agreement, including the Merger and the other transactions contemplated herein, by the stockholders of AIN.

     Section  4.18.     Disclosure.  No  representation  or  warranty  hereunder
                        ----------
contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

                                    ARTICLE V

                                    COVENANTS

     Section  5.01.     Affirmative  Covenants.  Each  of  HTV  and  AIN  hereby
                        ----------------------
covenants and agrees that, prior to the Effective Time, unless otherwise expressly contemplated by this Agreement or consented to in writing by the other party, it will and will cause each of its subsidiaries to:

     (a) operate its business in the usual and ordinary course consistent with past practices;

     (b) use its best efforts to preserve intact its business organization, maintain its rights and franchises, retain the services of its respective officers and key employees and maintain its relationships with its respective customers and suppliers;

     (c) maintain and keep its properties and assets in as good a repair and condition as at present, ordinary wear and tear excepted, and use its best efforts to maintain supplies and inventories in quantities consistent with its customary business practices;

     (d) use its best efforts to keep in full force and effect insurance and bonds comparable in amount and scope of coverage to that currently maintained;

     (e) promptly notify the other party of (i) any material adverse change in the condition (financial or otherwise), of its business, properties, assets, liabilities or prospects of HTV and its subsidiaries or in the operation of its business or the properties and its subsidiaries, (ii) any litigation or governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) involving the party or any of its subsidiaries, (iii) the occurrence, or failure to occur, of any event, which occurrence or failure to occur would likely cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any respect when made or at any time from the date of this Agreement to the Effective Time; (iv) any failure such party to comply in any respect with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; or (v) any other event that could reasonably be expected to result in a party Material Adverse Effect; provided, however, that no such notification
                                    --------  -------
shall affect the representations and warranties of the other party or the conditions to the obligations of the parties hereunder;

     (f) (i) file all Tax Returns required to be filed on or before the Closing Date by or with respect to it or any of its subsidiaries, (ii) include in each such Tax Return all items of income, gain, loss, deduction and credit or other items required to be included in each such Tax Return, (iii) timely pay in full all Taxes that become due pursuant to such Tax Returns, and (iv) satisfy all withholding requirements imposed on or with respect to it;

     (g) to the extent legally and contractually authorized to do so, give the other party and its attorneys and other representatives access at all reasonable times to each other's properties and to it and any the subsidiaries' records pertaining to the ownership and/or operation of each other's properties; and

     (h) cause all expenses and liabilities relating to the ownership or operation of each other's property to be paid and discharged in the ordinary course of business.

     Section  5.02.     Negative Covenants.  Except as expressly contemplated by
                        ------------------
this Agreement or otherwise consented to in writing by the other party from the date of this Agreement until the Effective Time, neither AIN, nor HTV, nor shall AIN, nor HTV permit any of its subsidiaries to do, any of the following:

     (a) (i) increase the compensation payable to or to become payable to any director; (ii) increase the compensation payable or pay bonuses to its officers or employees or any of their subsidiaries other than in the ordinary course of business and consistent with past practices; (iii) grant any severance or termination pay (other than pursuant to agreements or arrangements in effect on the date hereof) or enter into any employment or severance agreement with, any director, officer or employee; (iv) establish, adopt or enter into any employee benefit plan or arrangement; or (v) make any loans to any stockholders, officers, directors or employees or make any change in its borrowing arrangements;

     (b) declare or pay any dividend on, or make any other distribution in respect of, outstanding shares of capital stock or other equity interests;

     (c) (i) redeem, purchase or otherwise acquire any shares of its or any of its subsidiaries' capital stock or any securities or obligations convertible into or exchangeable for any shares of its or its subsidiaries' capital stock, or any options, warrants or conversion or other rights to acquire any shares of its or its subsidiaries' capital stock or any such securities or obligations,
(ii) effect any reorganization or recapitalization, or (iii) split, combine or reclassify any of its or its subsidiaries' capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its or its subsidiaries' capital stock; provided,
                                                                       --------
however,  that  nothing  in  this  Section  5.02  shall prohibit the merger of a
                                   -------------
wholly-owned, direct or indirect subsidiary with and into its parent corporation;

     (d) issue (whether upon original issue or out of treasury), sell, grant, award, deliver or limit the voting rights of any shares of any class of its or its subsidiaries' capital stock, any securities convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire any such shares (except for the issuance of shares upon the exercise of outstanding stock options or warrants in accordance with their terms);

     (e) acquire or agree to acquire (whether pursuant to a definitive agreement, a non-binding letter of intent or otherwise), by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other Person (other than the purchase of assets from suppliers or vendors in the ordinary course of business and consistent with past practice);

     (f)     sell,  lease,  exchange,  mortgage,  pledge,  transfer or otherwise dispose  of  ("Transfer"),  or agree to sell, lease, exchange, mortgage, pledge,
               --------
transfer or otherwise dispose of, any of its assets or any assets of any of its subsidiaries, except for Transfers of assets in the ordinary course of business and consistent with past practice;

     (g) take or permit any action that could adversely affect or delay the ability of either party to obtain any necessary approvals of any Governmental Entities required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement;

     (h)     sell,  transfer  or  abandon  any  portion  of  its  properties;

     (i) take any action that would, or that reasonably could be expected to, result in any of the representations and warranties set forth in this Agreement becoming untrue or any of the conditions to the Merger set forth in
Article  VI  not  being  satisfied;  and

     (j)     agree  in  writing  or  otherwise  to  do  any  of  the  foregoing.

     Section  5.03.     Access  and  Information.
                        ------------------------

     (a) HTV shall, and shall cause its subsidiaries to, (i) afford to AIN and AIN's officers, directors, stockholders, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "AIN Representatives") access during ordinary business hours and at other
 --------------------
reasonable times, upon reasonable prior notice, to the officers, employees, accountants, agents, properties, offices and other facilities of HTV and its subsidiaries and to the books and records thereof and (ii) furnish promptly to AIN and the AIN Representatives such information concerning the business, properties, contracts, records and personnel of HTV and its subsidiaries (including, without limitation, financial, operating and other data and information) as may be reasonably requested, from time to time, by AIN.

     (b) AIN shall, and shall cause its subsidiaries to, (i) afford to HTV and HTV's officers, directors, employees, accountants, consultants, legal counsel,  agents  and  other  representatives  (collectively,  the  "HTV
                                                                     ---
Representatives")  access during ordinary business hours and at other reasonable
---------------
times, upon reasonable prior notice, to the officers, employees, accountants, agents, properties, offices and other facilities of AIN and its subsidiaries and to the books and records thereof and (ii) furnish promptly to HTV and HTV Representatives such information concerning the business, properties, intellectual property assets, contracts, records and personnel of AIN and its subsidiaries (including, without limitation, financial, operating and other data and information) as may be reasonably requested, from time to time, by HTV.

     (c) No investigation by the parties hereto made heretofore or hereafter shall affect the representations and warranties of the parties that are contained herein and each such representation and warranty shall survive such investigation.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

     Section  6.01.     Transfer  Restrictions.  Each  of  the  HTV  Securities
                        ----------------------
Holders agrees he or it will not, directly or indirectly, during a period of 24 months, issue, sell offer or agree to sell, grant any option for the sale of, pledge, or enter into any other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares or otherwise dispose of any of the Shares; provided, however, subject to restrictions of applicable securities laws, the Shares in the percentages indicated below shall be free of the 24 month restriction of this Section 6.01 if and to the extent the conditions set forth below are met or in the event the Shares are publicly registered by AIN.

                    COMPANY COMMON STOCK
TIME PERIOD         TRADING PRICE FOR A           % OF SHARES
                 CONSECUTIVE 30-DAY PERIOD    FREE OF RESTRICTIONS
0-6 months. . .  $                     1.00                    10%
7-12 months . .  $                     2.00                    20%
After 12 months                         N/A                    20%
13-18            $                     3.00                    30%
After 18 months                         N/A                    30%
19-24            $                     4.00                    40%

     Section 6.02.     Name Change.   Promptly following the Effective Time, AIN
                       -----------
will  change  its  name  to  the  name  of  Hispanic  Television  Network,  Inc.

                                   ARTICLE VII

                               CLOSING CONDITIONS

     Section  7.01.     Additional  Conditions  to  Obligations  of  AIN.  The
                        -------------------------------------------------
obligations of AIN to effect the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction of the following conditions at or prior to the Effective Time (any or all of which may be waived by AIN in writing, in whole or in part, to the extent permitted by applicable law):

     (a)     Stockholder  Approval.  The  Merger  and  this Agreement shall have
             ---------------------
been approved by the requisite vote of the stockholders of AIN in accordance with the DGCL and AIN's Certificate of Incorporation.

     (b)     Representations  and  Warranties.  Each  of the representations and
             --------------------------------
warranties of HTV contained in this Agreement shall have been true and correct in all material respects at and as of the date made and, except as contemplated or permitted by this Agreement, at and as of the Effective Time as if made at and as of such time. AIN shall have received a certificate of the Chief Executive Officer of HTV, in his capacity as such, dated the Closing Date, to the effect that each of the representations and warranties of HTV contained in this Agreement were true and correct in all material respects as of the date made and, except as contemplated or permitted by this Agreement, at and as of the Effective Time as if made at and as of such time.

     (c)     Agreements  and Covenants.  HTV shall have performed or complied in
             -------------------------
all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time. AIN shall have received a certificate of the Chief Executive Officer of HTV, in his capacity as such, dated the Closing Date, to such effect.

     (d)     Release  of  Indebtedness.  Alan P. Luckett and Bob J. Bryant shall
             -------------------------
have  executed  a  release  of the $250,000 indebtedness for the benefit of AIN.

     (e)     Consents.  All  consents,  authorizations,  orders  and  approvals
             --------
of, or filings or registrations with, any Governmental Entity required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings required under the TBCA in connection with the Merger and HTV shall have obtained all consents, authorizations, waivers and approvals required from third parties required under all material agreements and instruments by reason of the Merger and the consummation of the transactions contemplated hereby.

     (f)     No  Governmental  Proceedings  or  Litigation.  There  shall not be
             ---------------------------------------------
pending or threatened any action, proceeding, claim or counterclaim by any Governmental Entity or by any third party which seeks to or would (i) prohibit or restrict the consummation of the Merger, (ii) require the disposition of or the holding separate of any of the stock or assets of HTV or its subsidiaries or impose material limitations on the ability of AIN to control in any material respect the business, assets or operations of either AIN or HTV, or (iii) have a material adverse effect on AIN's business or materially impair the ability of HTV to perform their obligations hereunder. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States Federal or state court of competent jurisdiction, and no statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity, which (i) prohibits or restricts consummation of the Merger or the transactions contemplated hereby, (ii) requires AIN to hold separate or dispose of any of the stock or assets of HTV or its subsidiaries or imposes material limitations on the ability of AIN to control in any material respect the business, assets or operations of either AIN or HTV or (iii) has a material adverse effect on the business of AIN or on HTV and its subsidiaries or materially impairs the ability of AIN to perform its obligations hereunder.

     (g)     Analysis  from  Valuation  Consultant.  HTV  shall  have received a
             -------------------------------------
written valuation analysis of fair market value of the common equity of AIN from a valuation consultant.

     (h)     Cancellation  of  AIN  Common  Stock  Held  by HTV.  HTV shall have
             --------------------------------------------------
returned  to  AIN  the  11,000,00  shares  of AIN Common Stock for cancellation.

     Section  7.02.     Additional  Conditions  to  Obligations  of  HTV.  The
                        ------------------------------------------------
obligations of HTV to effect the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions at or prior to the Effective Time (any or all of which may be waived by HTV in writing, in whole or in part, to the extent permitted by applicable law):

     (a)     Approval of HTV Stockholders and Other HTV Securities Holders.  The
             -------------------------------------------------------------
Merger and this Agreement shall have been approved by the requisite vote of the stockholders of HTV in accordance with the TBCA and HTV's Articles of Incorporation and by all other HTV Securities Holders.

     (b)     Representations  and  Warranties.  Each  of the representations and
             --------------------------------
warranties of AIN contained in this Agreement shall have been true and correct in all material respects at and as of the date made and, except as contemplated or permitted by this Agreement, at and as of the Effective Time as if made at and as of such time. HTV shall have received a certificate of the Chief Executive Officer of AIN, in their capacities as such, dated as of the Effective Time, to the effect that each of the representations and warranties of AIN contained in this Agreement were true and correct in all material respects as of the date made and, except as contemplated by this Agreement, at and as of the Effective Time as if made at and as of such time.

     (c)     Agreements  and Covenants.  AIN shall have performed or complied in
             -------------------------
all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Effective Time. HTV shall have received a certificate of the Chief Executive Officer of AIN, in such capacities, dated the Closing Date, to that effect.

     (d)     Amendment  to Certificate of Incorporation.  The AIN Certificate of
             ------------------------------------------
Incorporation shall have been amended to increase the number of authorized shares of AIN Common Stock from 20,000,000 to 200,000,000.

     (e)     Conversion  of  HTV Notes.  All holders of the HTV Notes shall have
             -------------------------
converted their Notes into HTV Preferred Stock, and such Preferred Stock into HTV Common Stock.

     (f)     Consents.  All  consents,  authorizations, orders and approvals of,
             --------
or filings or registrations with, any Governmental Entity required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings required under the DGCL in connection with the Merger, and AIN shall have obtained all consents, authorizations, waivers and approvals required from third parties required under all material agreements and instruments by reason of the Merger and the consummation of the transactions contemplated hereby, except for such consents, authorizations, waivers and approvals where the failure to obtain such could not reasonably be expected to result in a AIN Material Adverse Effect.

     (g)     No  Governmental  Proceedings  or  Litigation.  There  shall not be
             ---------------------------------------------
pending or threatened any action, proceeding, claim or counterclaim by any Governmental Entity or by any third party that seeks to or would (i) prohibit or restrict the consummation of the Merger, (ii) require the disposition of or the holding separate of any of the stock or assets of HTV or its subsidiaries or impose material limitations on the ability of the Surviving Corporation to control in any material respect the business, assets or operations of either the Surviving Corporation or HTV, or (iii) have a material adverse effect on the Surviving Corporation's business or materially impair the ability of HTV to perform their obligations hereunder. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States Federal or state court of competent jurisdiction, and no statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity, which (i) prohibits or restricts consummation of the Merger or the transactions contemplated hereby, (ii) requires AIN to hold separate or dispose of any of the stock or assets of HTV or its subsidiaries or the Surviving Corporation or imposes material limitations on the ability of AIN to control in any material respect the business, assets or operations of either AIN or the Surviving Corporation, or (iii) has a material adverse effect on the business of AIN or on the Surviving Corporation or materially impairs the ability of AIN to perform its obligations hereunder.

     (h)       No  Adverse  Change.  There  shall not have occurred any material
               -------------------
adverse change in the business, results of operations or financial conditions of AIN.

                                  ARTICLE VIII

TERMINATION,  AMENDMENT  AND  WAIVER

     Section  8.01.     Termination.  This  Agreement  may be terminated and the
                        -----------
Merger hereby contemplated may be abandoned at any time notwithstanding approval of this Agreement by the stockholders of HTV and/or AIN, but prior to the Effective Time:

     (a) by mutual written consent duly authorized by the Board of Directors of AIN and the Board of Directors of HTV;

     (b) by AIN, if there has been a material breach of the representations and warranties of HTV contained in this Agreement or if HTV has failed to comply in any material respect with any of its covenants or agreements set forth in this Agreement, and HTV shall not have cured such breach or failure within ten days of receipt of written notice thereof from AIN;

     (c) by HTV, if there has been a material breach of the representations and warranties of AIN contained in this Agreement or if AIN has failed to comply in any material respect with any covenant or agreement on the part of AIN set forth in this Agreement, and AIN shall not have cured such breach or failure within ten days of receipt of written notice thereof from HTV;

     (d) by either AIN or HTV, if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any of the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and non-appealable preventing the consummation of the Merger;

     (e) by either AIN or HTV, if the Effective Time shall not have occurred on or before November 30, 1999; provided that neither HTV nor AIN shall be
                                      --------
entitled to terminate this Agreement pursuant to this paragraph if such party's material breach of this Agreement has been the cause of or resulted in the failure of the Effective Time to occur at or prior to such time; or

     (f) by either AIN or HTV, if this Agreement and the Merger shall fail to be approved and adopted by the affirmative vote of the stockholders of AIN and HTV required under the DGCL, TBCA and their respective Certificate and Articles of Incorporation.

     Section  8.02.     Effect  of  Termination;  Remedies.  In the event of the
                        ----------------------------------
termination  of  this  Agreement  pursuant to Section 8.01, this Agreement shall
                                              ------------
forthwith become void, there shall be no liability on the part of AIN or HTV or any of their respective officers or directors to the other and all rights and obligations of any party hereto shall cease, except that nothing herein shall relieve any party from its obligations with respect to any breach of this Agreement.

     Section  8.03.     Amendment.  This Agreement may be amended by HTV and AIN
                        ---------
by action taken by or on behalf of the Board of Directors of AIN, the Board of Directors of HTV at any time prior to the Effective Time; provided, however,
                                                              --------  -------
that after approval of the Merger by the stockholders of HTV or the stockholders of AIN, any such amendment shall be subject to the provisions of Section 252 of the DGCL and Section 5.03 of the TBCA. This Agreement may not be amended except by an instrument in writing signed by HTV and AIN.

     Section  8.04.     Waiver.  At  any  time  prior to the Effective Time, any
                        ------
party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, (b) waive any inaccuracies in the representations and warranties of the other party or parties contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other party or parties with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     Section  8.05.     Fees  and  Expenses.
                        -------------------

     (a) All fees and expenses incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such fees and expenses.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     Section  9.01.     Effectiveness  of  Representations,  Warranties  and
                        ----------------------------------------------------
Agreements.
----------

     (a)     Except  as  set  forth  in  Section  9.01(b) of this Agreement, the
                                         ----------------
representations, warranties, covenants and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers, directors, representatives or agents whether prior to or after the execution of this Agreement.

     (b) The representations and warranties in this Agreement shall terminate at the Effective Time. This Section 9.01(b) shall not limit any
                                            ----------------
covenant or agreement of the parties hereto that by its terms contemplates performance after the Effective Time.

     Section  9.02.     Notices.  All  notices and other communications given or
                        -------
made pursuant hereto shall be in writing and shall be deemed to have been duly given upon receipt, if delivered personally, sent by nationally recognized overnight courier service, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses ( or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

     (a)     If  to  AIN,  to:

                    American  Independent  Network,  Inc.
                    6125  Airport  Freeway,  Suite  200
                    Haltom  City,  Texas  76117
                    Attention:  Chief  Executive  Officer
                    Facsimile  No.:  (817)  222-9809

               with  copies  to:

                    Frederick  Hoelke
                    1111  Bagby,  Suite  2200
                    Houston,  Texas  77002
                    Facsimile  No.:  (713)  650-1669

                    Mr.  Dan  R.  Kirshbaum
                    Axelrod,  Smith  &  Kirshbaum
                    5300  Memorial,  Suite  700
                    Houston,  Texas  77007
                    Facsimile  No.  (713)  552-0202

     (b)     If  to  HTV,  to:

                    Hispano  Television  Ventures,  Inc.
                    6125  Airport  Freeway,  Suite  200
                    Haltom  City,  Texas  76117
                    Attention:  Alan  Dan  Luckett
                    Facsimile  No.:  (817)  222-9809

               with  copies  to:

                    Cantey  &  Hanger,  L.L.P.
                    801  Cherry  Street,  Suite  2100
                    Fort  Worth,  Texas  76102
                    Attention:  Dean  A.  Tetirick
                    Facsimile  No.:  (817)  877-2807

                    Woodcrest  Capital,  L.L.C.
                    3113  South  University  Drive,  6th  Floor
                    Fort  Worth,  Texas  76109
                    Attention:  Doug  Miller
                    Facsimile  No.:  (817)  927-1769

     Section 9.03.     Certain Definitions.  For purposes of this Agreement, the
                       -------------------
term:

     (a)     "Business day" means any day other than a day on which banks in the
              ------------
State  of  Texas  are  authorized  or  obligated  to  be  closed;

     (b)     "Control"  (including  the  terms "controlled," "controlled by" and
              -------                           ----------    -------------
"under  common control with") means the possession, directly or indirectly or as
  ----  -------------------
trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise;

     (c)     "Environmental  Laws":  any  all  laws, rules, orders, regulations,
              -------------------
statues, ordinances, guidelines, codes or decrees of the United States or any other nation, or any state, local, municipal or other Governmental Authority or other Laws (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

     (d)     "Knowledge"  or  "known"  shall mean, with respect to any matter in
              ---------        -----
question, the actual knowledge of an executive officer of HTV or AIN, as the case may be, of such matter after having made due and diligent inquiry with respect to such matter of all appropriate personnel of the party in question who would reasonably be expected to be familiar with the matter involved;

     (e)     "Subsidiary"  or  "subsidiaries"  of  HTV,  AIN,  the  Surviving
              ----------        ------------
Corporation or any other person, means any corporation, partnership, joint venture or other legal entity of which HTV, AIN, the Surviving Corporation or any such other Person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity; and

     (f)     "Tax"  or  "Taxes"  shall  mean  any  and all taxes, charges, fees,
              ---        -----
levies, assessments, duties or other amounts payable to any federal, state, local or foreign taxing authority or agency, including, without limitation, (i) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and gains taxes, (ii) customs, duties, imposts, charges, levies or other similar assessments of any kind, and (iii) interest, penalties and additions to tax imposed with respect thereto.

     Section  9.04.     Headings.  The  headings contained in this Agreement are
                        --------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section  9.05.     Severability.  If  any  term  or other provision of this
                        ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     Section  9.06.     Entire  Agreement.  This  Agreement  (together  with the
                        -----------------
Exhibits, the HTV Disclosure Schedule and the AIN Disclosure Schedule) constitutes the entire agreement of the parties, and supersede all prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter of this Agreement.

     Section  9.07.     Assignment.  This  Agreement  shall  not  be assigned by
                        ----------
operation  of  law  or  otherwise.

     Section  9.08.     Parties  in  Interest.  This  Agreement shall be binding
                        ---------------------
upon and inure solely to the benefit of each party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     Section  9.09.     Failure  or  Indulgence Not Waiver; Remedies Cumulative.
                        -------------------------------------------------------
No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

     Section  9.10.     Governing Law.  This Agreement shall be governed by, and
                        -------------
construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     Section 9.11.     Counterparts.  This Agreement may be executed in multiple
                       ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     Section 9.12.     Specific Performance.  The parties hereby acknowledge and
                       --------------------
agree that the failure of any party to this Agreement to perform the provisions in accordance with their specific terms or to otherwise breach such provisions, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties to this Agreement for which damages, even if available, will not be an adequate remedy. Accordingly, each of the parties hereto hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of any party's obligations, including an injunction to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and conditions hereof.

     Section  9.13.     Confidentiality  Agreement.
                        --------------------------

     (a) Each party hereto agrees that all Confidential Information (as defined below) received by such party (the "Receiving Party") from the any other party hereto (the "Disclosing Party") shall be kept confidential by the receiving party and shall not be disclosed by the receiving party in any manner whatsoever; provided, however, that (i) any of such Confidential Information may be disclosed to such directors, (and, in the case of AIN, its stockholders) officers, employees, and authorized representatives (including without limitation attorneys, accountants, consultants, bankers, and financial advisors) of the receiving party (collectively, the "Receiving Party's Representatives") as need to know such information for the purpose of evaluating the Merger (it being understood that such receiving party's representatives shall be informed by the receiving party of the confidential nature of such information and shall be required to treat such information confidentially), (ii) any disclosure of Confidential Information may be made to the extent to which the disclosing party consents in writing, (iii) Confidential Information may be disclosed by the receiving party or any receiving party's representatives to the extent that, in the opinion of counsel for the receiving party or such receiving party's representatives is legally compelled to do so, provided that, prior to making such disclosure, the party being legally compelled to disclose such information advises and consults with the disclosing party regarding such disclosure and provided further that the party being legally compelled to disclose such information discloses only that portion of the Confidential Information as is legally required, and (iv) any of such Confidential Information may be disclosed to any banks or other financial institutions or other prospective investors that may provide Financing if such banks or other financial institutions or other prospective investors agree to comply with the provisions of this Section. The term "Confidential Information", as used herein, means all information (irrespective of the form of communication) obtained by or on behalf of a receiving party from a disclosing party or its representatives, other than information which (i) was or becomes generally available to the public other than as a result of disclosure by the receiving party or any receiving party's representative, (ii) was or becomes available to the receiving party on a nonconfidential basis prior to disclosure to the receiving party or its representatives, or (iii) was or becomes available to the receiving party from a source other than the disclosing party or its representatives, provided that such source is not known by the receiving party to be bound by a confidentiality agreement with the disclosing party.

     (b) If this Agreement is terminated, each receiving party shall promptly return, and shall use their reasonable best efforts to cause all receiving party representatives to promptly return, all Confidential Information to the disclosing party without retaining any copies thereof, provided that such portion of the Confidential Information as consists of notes, compilations, analyses, reports, studies, or other documents prepared by the receiving party or the receiving party's representatives shall be destroyed.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                              AMERICAN  INDEPENDENT  NETWORK,  INC.


                              By:  /s/  Randy  Moseley
                                  ------------------------------------
                                   Name:     Randy  Moseley
                                   Title:     Chief  Financial  Officer



                              HISPANO  TELEVISION  VENTURES,  INC.


                              By:  /s/  Patrick  Alan  Luckett
                                  --------------------------------------
                                   Name:     Patrick  Alan  Luckett
                                   Title:     Chief  Executive  Officer

                                  SCHEDULE 3.01

                         ORGANIZATION AND QUALIFICATION

Subsidiaries:     ATN  Network,  Inc.,  a  Texas  corporation, is a wholly owned
------------
subsidiary of HTV. ATN is not in good standing with the Texas Comptroller's office for failing to file its franchise tax return due on May 1999.

                                  SCHEDULE 3.03

                                 CAPITALIZATION


(b) Convertible Notes payable by HTV in the amount of $1 million are currently outstanding (the "Notes"). The Notes are convertible into HTV
Preferred  Stock.  The  Notes  will  be converted to HTV Preferred Stock and the
Preferred  Stock  into  HTV  Common  Stock  prior  to  the  Closing  Date.

                                  SCHEDULE 3.05

                   NO CONFLICT: REQUIRED FILINGS AND CONSENTS


(a)     None.

                                  SCHEDULE 3.06

                               PERMITS/COMPLIANCE


None.

                                  SCHEDULE 3.07

                              FINANCIAL STATEMENTS


(b)     (1)     On  September  1,  1999  the  Company  issued  convertible notes payable by HTV in the amount of $500,000 to the same Investors involved in the May 28, 1999 transaction.

     (2) Note payable to Walt Morris with an unpaid balance of $170,000, for an 89% ownership interest in an Oklahoma television station.

                                  SCHEDULE 3.08

                      ABSENCE OF CERTAIN CHANGES OR EVENTS


None.

                                  SCHEDULE 3.09

                                   LITIGATION


None.

                                  SCHEDULE 3.11

                                      TAXES


(a) AIN Network, Inc. has not filed its franchise tax return due on May 1999. Penalties related to such failure to file may be assessed by the Texas Comptroller's Office.

                                  SCHEDULE 3.13

                              INSIDER TRANSACTIONS


1.     Employment Agreement between HTV and P. Alan Luckett, dated May 28, 1998.

2.     Consulting  Agreement between Woodcrest Capital LLC and HTV dated May 28,
1999.

                                  SCHEDULE 3.14

                            CONTRACTS AND AGREEMENTS


1. Loan Agreement, dated May 28, 1999 by and among HTV, certain Investors named therein.

2.     Security  Agreement  between  HTV,  the  Investors,  and  Woodcrest.

3.     Employment  Agreement  between  A.  Luckett  and HTV, dated May 28, 1999.

                                  SCHEDULE  4.01

                         ORGANIZATION AND QUALIFICATION


None.

                                  SCHEDULE 4.08

                      ABSENCE OF CERTAIN CHANGES OR EVENTS


None.

                                  SCHEDULE 4.09



None.

                                  SCHEDULE 4.11

                                      TAXES


None.

                                  SCHEDULE 4.14

                 INSIDER INTERESTS, TRANSACTIONS WITH MANAGEMENT


None.

                                  SCHEDULE 4.15

                            CONTRACTS AND AGREEMENTS


None.

                                  Attachment"B"

GENERAL  CORPORATION  LAW  OF  THE  STATE  OF  DELAWARE
SECTION  262.  APPRAISAL  RIGHTS

     (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of his shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

     (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss.251 (other than a merger effected pursuant to ss.251(g) of this title), ss.252, ss.254, ss.257, ss.258, ss.263 or ss.264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the holders of the surviving corporation as provided in subsection (f) of ss.251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss.253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

     (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e)  of  this  section,  shall  apply  as  nearly  as  is  practicable.

     (d)  Appraisal  rights  shall  be  perfected  as  follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsections (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of his shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of his shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of his shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to ss.228 or ss.253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
(i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

     (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw his demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after his written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

     (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the date of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

     (g) At the hearing on such petition, the Court shall determine the stockholders who having complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

     (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted his certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that he is not entitled to appraisal rights under this section.

     (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

     (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

     (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded his appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of his demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

     (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                  Attachment"C"

                               Valuation Analysis












                              VALUATION ANALYSIS OF
                       AMERICAN INDEPENDENT NETWORK, INC.
                             AS OF OCTOBER 12, 1999

                                   PREPARED BY
                        BUSINESS VALUATION SERVICES, INC.

                                OCTOBER 13, 1999

October  13,  1999

Mr.  Randy  Moseley
American  Independent  Network,  Inc.
6125  Airport  Freeway,  Suite  200
Haltom  City,  Texas  76117


Dear  Mr.  Moseley:

Pursuant to your authorization, Business Valuation Services, Inc. ("BVS") has conducted a Valuation Analysis of American Independent Network, Inc. ("A.I.N." or the "Company") as of October 12, 1999. The purpose of the analysis was to determine the fair market value of 100% of the common equity of A.I.N. on a controlling interest basis, without consideration of any potentially synergistic buyers. We understand this report will be used as part of a proxy statement for a proposed merger. No other purpose is intended or should be inferred.

For purposes of this report, fair market value is defined as the price at which property would change hands between a willing buyer and a willing seller when the former is not under any compulsion to buy and the latter is not under any compulsion to sell, both parties having reasonable knowledge of the relevant facts.

PROCEDURES
Our analysis was performed in accordance with generally accepted appraisal principles and included such tests and procedures as we considered necessary under the circumstances. Our analysis included, but was not limited to, the consideration of the following:

1. Review and analysis of the Company's compiled financial statements for the years ended December 31, 1995 through December 31, 1998, and for the six months ended June 30, 1999;

2. Meetings and discussions concerning the Company's history and outlook with current and former Company management personnel;

3. Meetings and discussions concerning the Company's history and outlook with the Company's legal counsel and with the Company's public accountant;

                                                               Mr. Randy Moseley
                                                                    Exhibit II-1
                                                                          Page 2

4.   Review of schedules of accounts and notes payable;

5. Review of various other legal, operational, and financial documents as provided to us by the Company; and

6. Financial review and analysis of publicly traded companies engaged in the television cable or broadcast industry.

We relied on various information received regarding the operations of the Company as fairly reflecting its operations and have made limited investigation as to the accuracy and completeness of such information. We, as valuation consultants, have not verified this information as part of this appraisal. Therefore, we express no opinion or other form of assurance regarding the accuracy of this source data.

FINANCIAL  REVIEW
We reviewed the Company's historical financial statements for the years ended December 31, 1995 through December 31, 1998 and for the six months ended June 30, 1999. This financial data is included in the exhibits attached to this letter report. Exhibit I-1 provides historical and common-size balance sheets.
Exhibit  I-2  provides  historical  and  common  size  income  statements.

BALANCE  SHEET
--------------
The Company's total assets declined substantially from $3.7 million at December 31, 1997 to a reported $1.5 million at June 30, 1999. The decrease was due to a $1.6 million impairment of note receivable relating to a canceled transaction with Media Fund, Inc. and due to amortization of the Company's investment in the Copyright of the Senior Channel (the "Senior Channel"). During the same period of time, cash balances fell from $35 thousand to less than one thousand dollars and accounts receivable increased from $2 thousand to $18 thousand. Depreciation caused total plant, property and equipment (PP&E) to decrease over the same period from $867 thousand to $770 thousand. The fair market value of each asset account is discussed on page 5 of this report.

The Company's total non-contingent liabilities declined from $3.5 million at December 31, 1997 to $2.7 million at June 30, 1999. The decrease in liabilities was due to the elimination of a deferred tax liability created as part of a transaction with Media Fund, Inc. Conversion of debt to common equity was the primary cause of notes payable, including accrued interest on notes payable, decrease during the same time period from $2.3 million to $2.0 million. Accounts payable increased from $177 thousand at December 31, 1997 to $437 thousand at June 30, 1999.

                                                               Mr. Randy Moseley
                                                                    Exhibit II-1
                                                                          Page 3

In addition to liabilities reported on the balance sheet, A.I.N. is subject to contingent and incalculable liabilities arising from potential legal actions by creditors, minority shareholders, customers or other parties.

Continued losses caused shareholder's equity to fall from $143 thousand at December 31, 1997 to negative $1.2 million at June 30, 1999.

INCOME  STATEMENT
-----------------
The Company suffered operating losses of $952 thousand on sales of $337 thousand for the twelve months ending December 31, 1998 compared to operating losses of $29 thousand on sales of $1.2 million for the twelve months ending December 31, 1997. Revenues are derived primarily from the Company's programming services, sales of advertising and programming time, and leasing of digital satellite channels. The decline in revenues from 1997 to 1998 resulted from a decrease in the leasing of digital channels to third parties. Operating costs include satellite rental, programming and production expenses, rental expenses, depreciation and amortization and administrative expenses. Operating costs increased from $1.27 million in 1997 to $1.33 million in 1998. The increase was due to an increase of $118 thousand in administrative expenses and an increase of $160 thousand in depreciation and amortization charges. These expense increases were offset by a decrease of $222 thousand in satellite rental resulting from the reduction of the Company's reduced satellite space.

The Company's net losses for 1997 and 1998 were $2.6 million and $2.2 million respectively. Non-operating expenses includes $1.6 million provisions for doubtful accounts in both 1997 and 1998 and interest expenses of $382 thousand in 1997 and $232 thousand 1998.

For the six months ended June 30, 1999, the Company's net loss was $580 thousand with operating losses of $415 thousand on $73 thousand in sales. The Company incurred interest expenses of $141 thousand for the six months ended June 30, 1999.

FINANCIAL  REVIEW  SUMMARY
--------------------------
 A firm is in financial distress when the liquid assets of the firm are not sufficient to meet the current requirements of its hard contracts. A.I.N.'s continued operating losses, working capital deficit and financial obligations clearly place the Company in a position of financial distress. Discussed on page 6 are potential responses to financial distress and the implications of distress on the value of the Company's equity.

                                                               Mr. Randy Moseley
                                                                    Exhibit II-1
                                                                          Page 4

VALUATION  METHODOLOGY
The three generally accepted approaches used in determining the fair market value of a business or business interest are the income, market, and cost approaches. Depending upon the facts and circumstances of a particular appraisal, applying the three approaches independently of each other can yield conclusions which are substantially different. Where feasible, simultaneous application of at least two of the three approaches allows an appraiser to arrive at mutually supporting conclusions indicating a reasonable range of company values. As the appraisal is performed, the strengths of the individual approaches are considered, and the influence of each approach in the appraisal process is weighed according to its likely accuracy. The following is a brief description of the three general approaches to value.

INCOME  APPROACH
----------------
The income approach measures the present worth of anticipated future net cash flows generated by the business. The net cash flows are forecast for an appropriate period and then discounted to present value using an appropriate discount rate. In business valuations, net cash flow forecasts require analysis of all variables influencing revenues, expenses and capital investment. An income approach methodology is generally useful because it accounts for the specific contribution of fundamental factors driving these variables to the value of the company.

MARKET  APPROACH
----------------
The market approach is performed by observing the price at which companies comparable to a subject company, or shares of those comparable companies, are bought and sold. Adjustments are made to the data to account for differences between the subject company and the comparables and for the timing and circumstances of the comparable companies. The market approach is most applicable to assets which are homogeneous in nature and are actively traded. Relative to other approaches to value, the key strength of the market approach is that it provides objective indications of value while requiring that relatively few assumptions be made. Assessing relative values under a market approach can be difficult where significant differences exist in the fundamental outlook of the subject and the comparable firms.

COST  APPROACH
--------------
The cost approach considers replacement cost as an indicator of value. The cost approach is based on the assumption that a prudent investor would pay no more for an asset than the amount for which he could replace or re-create it. The cost approach is sometimes performed by estimating the replacement cost of an asset similar to the subject with adjustments for any physical deterioration or functional and economic obsolescence of the appraised asset. One variation of the cost approach is the adjusted book value approach where book values of assets are restated to fair market values to arrive at a conclusion of the fair market value of the total assets the subject company. The fair market value of the equity can then be determined by subtracting the subject company's liabilities from the fair market value of the total assets.

                                                               Mr. Randy Moseley
                                                                    Exhibit II-1
                                                                          Page 5

APPLICATION  OF  VALUATION  APPROACHES
With respect to the valuation of A.I.N., the income approach does not yield meaningful results because the Company is unlikely to generate positive cash flows in the future. The market approach does not yield any meaningful results because the Company's economic outlook is significantly different than the outlook of any comparable firm. Accordingly, we relied on the results of the cost approach using the adjusted book value method.

Exhibit II-1 of the exhibit provides a summary of adjustments made to the June 30, 1999 book values of the Company's assets to arrive at a fair market value estimate of the Company's total assets as of the valuation date.

CURRENT  ASSETS
---------------
We assumed that the stated value of the current assets at June 30, 1999 reasonably approximated their fair market value as of the valuation date.

PP&E
----
The Company reported $770 thousand, net of depreciation, in PP&E at June 30, 1999. We assumed that the depreciated values of the PP&E one the June 30, 1999 balance sheet were equal to fair market value as of the valuation date (1).

TRADE  CREDITS  RECEIVABLE
--------------------------
A trade credit represents the right to receive one U.S. dollar worth of goods or services rather than cash. Because trade credits do not generate any income and because they are less liquid than cash, the fair market value of the credits is less than the face value of the credits. We note that the Company has established a valuation reserve of $125 thousand against the face value of the credits. Accordingly, we assumed the stated value of trade credits as of June 30, 1999 reasonably approximates their fair market value as of the valuation date.

(1) The Board of Directors of A.I.N. has acknowledged the Company's contractual obligation to transfer and assign all uplink and satellite transponder equipment to Hispanic Television, Inc. pursuant to an August 1999 agreement. Thus, the Company's PP&E has no value in liquidation..

                                                               Mr. Randy Moseley
                                                                    Exhibit II-1
                                                                          Page 6

OTHER  INVESTMENTS
------------------
The Company's other investment is the Senior Channel. The Company acquired the Senior Channel in exchange for accounts receivable in the amount of $690 thousand due to the Company from owners of the Senior Channel. We assumed the Senior Channel has no value because the Company currently does not anticipate recovering any of the costs of the Senior Channel.

INTANGIBLE  ASSETS
------------------
The Company does not have any intangible asset value reported as of June 30, 1999. We note that the Company may possess some intangible assets such as (1) customer relationships with affiliate stations, or (2) corporate value as a potential reverse merger candidate. The value of the Company's customer relationships is negligible to the extent that this value is dependent upon the ability to generate positive cash flows from the existing customers. Furthermore, any value as a reverse merger candidate is correspondingly offset by contingent liabilities arising from potential legal actions by creditors, minority shareholders, customers or other parties. Accordingly, we have not placed any value on the Company's intangible assets.

We conclude that the fair market value of the Company's total assets is approximately $1.0 million dollars as of October 12, 1999.

CONCLUSION  OF  VALUE
A.I.N. is financially distressed and the enterprise value of a company can be diminished by this distress. A company may respond to financial distress by:

1. Wholly or partially liquidating assets to generate additional liquid assets to meet current obligations;

2. Restructuring financial contracts by (a) reducing the amount of the current obligation, (b) delaying payment of the current obligation, or (c) replacing hard contracts with soft contracts; or

3. Making additional financial claims against future cash flows generated by the assets.

                                                               Mr. Randy Moseley
                                                                    Exhibit II-1
                                                                          Page 7

A.I.N.'s ability to respond to financial distress is severely restricted for the following reasons:

ASSET  LIQUIDATION
------------------
A.I.N.'s assets are not sufficiently valuable to satisfy current cash requirements through liquidation. The Company's only potentially liquid assets are receivables, most of which are trade credits. Because trade credits are less liquid than cash, a creditor is unlikely to accept trade credits at face value in lieu of cash payments.

The Company no longer owns any valuable PP&E (2) and its investment in the Senior Channel is virtually worthless. The fair market value of the Company's total assets, including consideration of the potentially valuable intangible asset values of the corporate charter and affiliate station relationships, are worth significantly less than the total current obligations, especially in light of contingent and incalculable liabilities.

RESTRUCTURING  OF  FINANCIAL  CONTRACTS
---------------------------------------
A.I.N. has been able to restructure certain financial agreements, especially numerous bridge loans, by replacing the hard contracts with common equity. However, each successive issue of additional common equity further dilutes the Company's stock and limits the effectiveness of this consideration in subsequent negotiations.

ISSUE  NEW  FINANCIAL  CLAIMS  AGAINST  FUTURE  CASH  FLOWS
-----------------------------------------------------------
The Company has not had a positive operating cash flow in the past and has virtually no prospect producing of a positive operating cash flow in the foreseeable future. The Company's lack of prospective profits and poor credit history make attracting additional funds extremely costly if not impossible.

(2) The Company is contractually obligated to transfer and assign uplink and satellite transponder capital leases (and equipment) to Hispanic Television, Inc. pursuant to an August 1999 agreement.

                                                               Mr. Randy Moseley
                                                                    Exhibit II-1
                                                                          Page 8

Because A.I.N. is unlikely to emerge from financial distress, the enterprise value of the Company is limited by the liquidation value of the remaining assets. As mentioned above, the liquidation value of the remaining assets is far less than the Company's current obligations to creditors. Accordingly, the common equity of A.I.N. is worthless in the absence of the Company being purchased as part of a strategic acquisition. Even in the presence of a strategic acquisition, the fair market value of the common equity is highly speculative and has a greater than 50% probability of having no value. Thus, the Fair Market Value of 100% of the common equity of American Independent Network, Inc., as of October 12, 1999, can be reasonably stated as

                                       $0
                                  ZERO DOLLARS

We are independent of the parties involved in the subject matter. We have no current or prospective interest, directly or beneficially, in the issues considered in this analysis. Our fee for this appraisal was in no way influenced by the results of our analysis. The attached Statement of Limiting Conditions and the Appraisal Certification are integral parts of this valuation letter.

Respectfully  submitted,

BUSINESS  VALUATION  SERVICES  INC.

By:

______________________
Scott  D.  Hakala,  Ph.D.

                        STATEMENT OF LIMITING CONDITIONS
                        --------------------------------


This value opinion report has been prepared pursuant to the following general assumptions and general limiting conditions:

1. We assume no responsibility for the legal description or matters including legal or title considerations. Title to the subject assets, properties, or business interests are assumed to be good and marketable unless otherwise stated.

2. The subject assets, properties, or business interests are appraised free and clear of any or all liens or encumbrances unless otherwise stated.

3. We assume responsible ownership and competent management with respect to the subject assets, properties, or business interests.

4. The information furnished by management is believed to be reliable. However, we issue no warranty or other form of assurance regarding its accuracy.

5. We assume that there is full compliance with all applicable Federal, state, and local regulations and laws unless noncompliance is stated, defined, and considered in the appraisal report.

6. We assume that all required licenses, certificates of occupancy, consents, or legislative or administrative authority from any local, state, or national government, private entity or organization have been or can be obtained or renewed for any use on which the valuation opinion contained in this report is based.

7. Possession of this valuation report, or a copy thereof, does not carry with it the right of publication. It may not be used for any purpose by any person other than the party to whom it is addressed without our written consent and, in any event, only with proper written qualifications and only in its entirety.

8. We, by reason of this valuation, are not required to give testimony, or to be in attendance in court with reference to the assets, properties, or business interests in question unless arrangements have been previously made.

9. This valuation report has been prepared in conformity with, and is subject to, the requirements of the code of professional ethics and standards of professional conduct of the professional appraisal organizations of which we are members.

10. Disclosure of the contents of this valuation report is governed by the bylaws and regulations of the Association for Investment Management and Research and the American Society of Appraisers.

11. No part of the contents of this report, especially any conclusions of value, the identity of the appraisers, or the firm with which the appraisers are associated, shall be disseminated to the public through advertising, public relations, news, sales, or other media without our prior written consent and approval.

12. We assume no responsibility for any financial reporting judgments which are appropriately those of management. Management accepts the responsibility for any related financial reporting with respect to the assets, properties, or business interests encompassed by this appraisal.

                               APPRAISAL  CERTIFICATION
                               ------------------------


We  hereby  certify  the  following  statements  regarding  this  appraisal:

1. We have not inspected the assets, properties, or business interests encompassed by this appraisal.

2. We have no present or contemplated future interest in the assets, properties, or business interests that are the subject of this appraisal report.

3. We have no personal interest or bias with respect to the subject matter of this report or the parties involved.

4. Our compensation for making the appraisal is in no way contingent upon the value reported.

5. To the best of our knowledge and belief, the statements of facts contained in this report, upon which the analyses, conclusions and opinions expressed herein are based, are true and correct.

6. No persons other than appraisers of Business Valuation Services, Inc. have prepared the analyses, conclusions and opinions concerning the assets, properties, or business interests set forth in this report.



Scott  D.  Hakala,  Ph.D.



Stephen  Campbell


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